UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-9094

Leuthold Funds, Inc.
(Exact name of registrant as specified in charter)

33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

Steven C. Leuthold
Leuthold Weeden Capital Management
33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Name and address of agent for service)

612-332-9141
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2010

Date of reporting period:  September 30, 2010

Item 1. Reports to Stockholders.

Annual Report
September 30, 2010

The Leuthold Funds

Leuthold Core Investment Fund

Leuthold Asset Allocation Fund

Leuthold Global Fund

Leuthold Select Industries Fund

Leuthold Global Industries Fund

Leuthold Undervalued & Unloved Fund

Leuthold Global Clean Technology Fund

Leuthold Hedged Equity Fund

Grizzly Short Fund

The Leuthold Funds

Table of Contents

Letter to Shareholders	1
Expense Examples	19
Allocation of Portfolio Holdings	25
Components of Portfolio Holdings	28
Investment Graphs	30
Statements of Assets and Liabilities	45
Statements of Operations	49
Statements of Changes in Net Assets	53
Financial Highlights	62
Schedule of Investments
Leuthold Core Investment Fund	77
Leuthold Asset Allocation Fund	85
Leuthold Global Fund	94
Leuthold Select Industries Fund	103
Leuthold Global Industries Fund	106
Leuthold Undervalued & Unloved Fund	110
Leuthold Global Clean Technology Fund	112
Leuthold Hedged Equity Fund	115
Grizzly Short Fund	121
Notes to the Financial Statements	125
Report of Independent Registered Public Accounting Firm	138
Directors and Officers	140

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The Leuthold Funds

Dear Fellow Shareholders:

The last 12-month period has been a challenging investment environment. During the fiscal year ended September 30, 2010, Leuthold Funds had mixed results; with three of our Funds solidly outperforming, two Funds about matching their respective benchmarks, and four Funds underperforming in varying degrees. Overall, we had a comparatively favorable showing for the fiscal year ended September 30, 2010. Leuthold Fund strategies are primarily long-term methodologies, and these shorter-term results should be viewed as a part of the process of building a successful long-term record. We believe that most of our shareholders understand this, as Leuthold Fund client investments over the last 12 months have held steady, while broad domestic equity mutual funds, overall, have experienced net outflows. Your support is of the utmost importance to us. We sincerely appreciate your continued commitment to Leuthold Funds.

One year ago we had a very positive, intermediate term outlook for the stock market, and anticipated we were likely in the second half of the cyclical bull market which began in mid-March 2009. We expected the bull market to prolong into at least the first half of 2010. As it turned out, by the end of March 2010 the market had gained about 75% over the preceding 13-month period. While this sounds substantial, this seemingly huge market rise only served to restore the market to the levels first achieved 12 years ago. Based on the still reasonable market valuations, and the lack of broad-based support, among other factors, we believed the market still had solid upside.

In April of 2010, it appeared that Main Street investors finally became enthusiastic toward the rising stock market, but this enthusiasm was short-lived, as a market high reached on April 23rd gave way to a steep, painful correction. This correction stretched through June and settled at lows on July 2nd, producing an S&P 500 peak-to-trough decline of -16%. This will stand as the deepest intermediate market correction in 30 years. Our stock market analysis turned “cautious” in early July, but we expected this reading would likely be reversed back to positive in the weeks ahead. Yet, in response to this cautionary reading, asset allocation portfolio equity exposure was trimmed down to a 50% level – a level we view as “neutral” – and a more prudent stance while we awaited either: 1) confirmation that a more defensive outlook was, in fact, suitable for market conditions, or 2) that a reversal of the signal back to a positive stance was forthcoming.

Our expectations for a reversal back to positive were met in late-September. In spite of the reduced equity exposure during what was a relatively strong rebound (July-September), performance in our asset allocation portfolios was not significantly affected by this temporary neutral equity stance. All three asset allocation portfolios posted healthy gains during this period.

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The 2010 action of our quantitative market analysis is similar to that of 2006, which had us reducing equity exposure in the summer…and buying new highs in September. As with this past year, the defensive adjustment back then did not produce a significant drag on performance, and the bull market at that time would go on to last another 13 months.

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Because a primary objective of our asset allocation strategies is to attempt to minimize losses when market conditions appear uncertain, our disciplined market analysis is designed to alert us to potentially uncertain or negative conditions. Tactical asset allocation is a messy, humbling, and sometimes lonely endeavor. But, those are not good reasons to not attempt it. By and large, we believe our disciplines have functioned very well to aid us in achieving our intended asset allocation goals.

The Leuthold Funds - 2010 Annual Report 1

Now, as we begin the new fiscal year for Leuthold Funds, we are back where we started 12 months ago, officially back aboard the “bull”, with both our domestic and global Major Trend Index analyses firmly positive toward the stock market.

Looking forward, we believe this ongoing cyclical bull market will carry into 2011. Emerging market indexes should move to new all-time highs before it is over, and the U.S. and most developed country markets will also move substantially higher. Additionally, the U.S. economy is slowly improving as unemployment claims edge lower and small business employment improves. With the economic trough occurring about 18 months ago, a median-duration expansion would put the current cyclical expansion peak in the second half of 2012.

As reflected by our asset allocation portfolios’ low fixed income exposure, we continue to believe that buying U.S. bonds at current levels will be a loser’s game over the next two years. It is only a matter of time before interest rates rise. Many investors are not aware that one can lose money with fixed income investments.

As with last year, we maintain the opinion that we will be experiencing a series of cyclical bull and bear markets over the next three to five years. We believe this will be the necessary base-building to the next secular bull market, perhaps commencing in the years of 2015 - 2016. This pattern would correspond to the typical market action expected when recovering from the very low multiples (bottom quartile of valuations) seen at the March 2009 market lows.

Regardless of our expectations and predictions, we believe it is more important to trust the strategy disciplines. We will always remain flexible with our asset allocation portfolios, and we will change course as necessary, if (when) the disciplines direct us to make adjustments due to changing market conditions.

FUND OVERVIEWS

Leuthold Core Investment Fund (soft-closed; available only to existing shareholders)
This Fund began trading on November 20, 1995. The strategy is flexible, value-oriented, and risk-averse. The Leuthold Core Investment Fund adjusts asset class exposure based on underlying market dynamics and trends, in order to attempt to avoid undue risk, and take advantage of areas that appear poised to outperform. Assets are actively allocated between stocks, bonds, money market instruments, foreign securities, and other alternative investments. The Fund may also hedge equity exposure and fixed income exposure through short-selling strategies when our disciplines indicate potential market vulnerabilities. While at times individual portfolio allocations may appear unconventional, they are intended to assemble as complementing positions in an effort to carry out the Fund’s guiding principle: capital appreciation over the long-term, attained through relatively risk averse, prudent investment selection.

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Through September 30, 2010, Lipper rankings placed this Fund’s ten-year performance in the top 9% of funds included within their “Flexible Portfolio Funds” category which contained 44 funds over that time frame. For the five-year period ended September 30, 2010, Lipper ranks this Fund’s performance among the top 20% out of the 82 funds in this same category.

2  The Leuthold Funds - 2010 Annual Report

•	Leuthold Core Investment Fund uses the Leuthold Select Industries equity selection as the primary vehicle for its U.S.-traded equity component.

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Investment Guidelines: 30%-70% equity exposure and 30%-70% fixed income exposure. Under extreme market conditions, there may be a departure from these guidelines. Equity exposure is determined by our Major Trend Index which was designed to attempt to identify major (longer-term) market trends. This proprietary Leuthold index has been formally calculated on a weekly basis for 40+ years, and is currently composed of over 190 individual factors.

Leuthold Asset Allocation Fund
This successor to the soft-closed Leuthold Core Investment Fund began trading on May 24, 2006. The strategy and objective of this Fund are identical to those of the Leuthold Core Investment Fund in terms of guiding disciplines, flexibility, asset class exposure, and risk aversion. The difference between the two portfolios is in the stock selection approach employed for the primary U.S.-traded equity allocation.

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The Leuthold Asset Allocation Fund currently uses a multi-strategy approach for domestic equity selection. This multi-strategy approach employs a combination of the Leuthold Select Equities and Leuthold Undervalued & Unloved strategies.

Leuthold Global Fund
This asset allocation strategy was introduced on April 30, 2008, and can be considered the “global” equivalent of the Leuthold Core Investment Fund. The strategy and objective of this Fund are analogous to that of the Leuthold Core Investment Fund in terms of guiding disciplines, flexibility, asset class exposure, and risk aversion. The primary difference is the Leuthold Global Fund intends to invest at least 40% of assets in foreign-traded securities, including stocks, bonds, and other asset classes.

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The Leuthold Global Fund uses a top-down industry group approach for its equity selection. This allows us to construct a global equity portfolio based on industry group leadership trends rather than the traditional country-focused strategies typically employed by other global fund managers. We believe a focus on industry overweights and underweights, rather than countries or regions, increases the likelihood of generating superior returns as the global economy becomes increasingly interdependent.

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The Leuthold Global Fund invests in U.S. and foreign-traded stocks, bonds, money market instruments, and alternative investments. When market conditions are deemed unfavorable, the Fund may also sell short certain securities in order to hedge exposure to a particular asset class.

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Investment Guidelines: 30%-70% equity exposure and 30%-70% fixed income exposure. Under extreme market conditions, there may be a departure from these guidelines. Equity exposure is determined by our Global Major Trend Index which was designed to attempt to identify major (longer-term) market trends on a global basis. This proprietary Leuthold index is composed of around 110 individual factors.

The Leuthold Funds - 2010 Annual Report  3

Leuthold Select Industries Fund (soft-closed; available only to existing shareholders)
This Fund began trading on June 19, 2000, and unlike our asset allocation strategies, it is mandated to remain 100% invested in stocks at all times. This attribute results in the potential for considerably higher volatility, higher risk, and the probability that investors will lose money when the stock market declines. The Leuthold Select Industries Fund strategy is a top-down approach, based on industry group selection and rotation, and sector concentrations. Driven by a quantitative evaluation of over 150 equity-industry groups, it attempts to detect collective strength and emerging leadership potential, while exposing areas that appear vulnerable and should be avoided.

•	Through September 30, 2010, Lipperranked this Fund’s ten-year performance in the top 32% of funds included within their “Multi-Cap Growth” category which contained 254 funds over that time frame.

•	The elements of industry group rotation and sector concentrations result in this Fund’s potential for higher volatility; it is potentially more risky while offering potentially more reward.

NEW Leuthold Global Industries Fund
This Fund became available on May 17, 2010. The Leuthold Global Industries Fund invests in common stocks and other equity securities from around the world, based on a disciplined, unemotional, and quantitative approach to concentrated equity group investments. The strategy employs an industry group selection/rotation approach based on the methodology of our Leuthold Select Industries strategy; however, under normal conditions at least 40% of the Leuthold Global Industries Fund’s assets will be invested in securities from non-U.S. markets.

Leuthold Undervalued & Unloved Fund
This actively managed Fund, which became available on November 14, 2006, employs a “value” stock screening methodology developed by The Leuthold Group in the mid-1970s. The strategy attempts to identify stocks with low expectations built into the price – stocks which appear undervalued and/or overlooked by Wall Street.

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Prior to becoming available as a mutual fund, this Undervalued & Unloved stock selection approach was actively employed as an investment theme within the Leuthold Select Industries Fund’s group framework.

•	This Fund was closed to investors as of end of day November 8, 2010. It will be liquidated on December 20, 2010.

Leuthold Global Clean Technology Fund
This Fund became available on July 22, 2009, and unlike our other equity strategies, this Fund employs fundamental stock selection. The Fund allocates its investments globally, in companies that endeavor to reduce humans’ impact on the environment through energy efficient and “clean” technologies, innovations, and solutions. A confluence of factors will help increase the demand for products from firms focused on technologies that clean, preserve, and/or maximize the earth’s resources, making these firms excellent long-term investments. In brief, noteworthy dynamics include: political influence, higher fossil fuel prices, growing world population, changing energy source preferences, commodity price volatility, and significant and growing markets.

4  The Leuthold Funds - 2010 Annual Report

The Fund invests primarily across four clean technology sectors: Alternative Energy, Resource Conservation, Clean Water, and Clean Environment. The universe of stocks maintained for security selection is further organized among over 30 different “sub-industries”. This helps identify specific clean technology industries showing signs of unusual strength or weakness, and may be used as a basis for establishing overweight and underweight industry exposures in the Fund’s portfolio.

Leuthold Hedged Equity Fund
This Fund began trading on July 22, 2009, and employs a combination of our short-selling strategy and our domestic industry group selection/rotation approach. The Leuthold Hedged Equity Fund pursues its investment objective by establishing long and short positions in common stocks. This is an unleveraged Fund which seeks to maintain approximately equal weightings of gross long exposure and gross short exposure, but its objective is to produce positive net performance.

Grizzly Short Fund
Introduced on June 19, 2000, this unleveraged, actively managed Fund is 100% short individual stocks. (Short-selling strategies are aimed at profiting when stock prices decline.) Policy mandates the Grizzly Short Fund target 100% exposure in stocks sold short at all times, even when the stock market is in a rising trend; and regardless of whether our firm is bullish toward stocks.

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The Grizzly Short Fund typically maintains approximately equal-weighted short positions in about 60-70 individual stocks, initially selected by a multi-factor quantitative discipline. Each position is monitored daily and subject to a set of short covering disciplines.

•	Shareholders should anticipate they will most likely lose money investing in this Fund when stock prices are in a rising trend.

The Grizzly Short Fund is a tool for sophisticated users. Traders, experienced investors, and speculators who anticipate the market may decline will employ the Grizzly Short Fund to tactically regulate stock market risk. It is also used in varying degrees with other multi-faceted portfolio strategies. This is not a Fund for buy and hold investors!

ANNUAL PERFORMANCE REVIEW

Herein we examine the performance dynamics, both the good and the bad, of each of the Leuthold Funds for the fiscal year ended September 30, 2010. For a number of our Leuthold Funds, performance for the fiscal year was influenced by two separate periods within this 12-month time frame: 1) The first phase was the continuation of the powerful bull market recovery between September 30, 2009, through a high on April 23, 2010, and 2) the second phase, which included a swift and steep -16% market correction between May and July 2nd, and the ensuing extension of the bull market between July and September 2010. In the performance discussions below, we make note of those Funds with performance dynamics being influenced by those two market phases.

The Leuthold Funds - 2010 Annual Report  5

Leuthold Core Investment Fund (soft-closed; available only to existing shareholders)
This is our firm’s flagship asset allocation strategy, with current assets of about $1.3 billion. For the fiscal year ended September 30th, 2010, the Core Fund (retail share class) posted a total return gain of +1.53%, significantly underperforming the S&P 500’s total return gain of +10.16% over the same time frame.

The Core Fund’s net allocation to stocks was in bullish mode between October 2009 and June 2010, then turned “cautious” from early July 2010 through late-September 2010. This cautious reading resulted in the Core Fund reducing net equity exposure to a neutral stance of 50% in early July. The lowered equity exposure was accomplished via an equity hedge, as we often do when making tactical shifts.

While the market rebounded in the July through September period, our lower equity exposure made it difficult to fully keep pace with the broad equity market. However, it was the Core Fund’s U.S.-traded equity allocation, the Leuthold Select Industries strategy, which was the root of the Core Investment Fund’s underperformance this last fiscal year. The Leuthold Select Industries equities in the Fund averaged about 46% of assets during the fiscal year ended September 30, 2010, and this strategy turned in a total return loss of -7.76% during this time frame, versus the S&P 500 total return gain of +10.16%. This equity underperformance can be directly correlated to the first nine months of the fiscal year (Oct. 2009 – June 2010). Since July 2010, the results have been much improved, in that the Select Industries equities have performed on par with the S&P 500.To us, this improvement since July is a strong indication that the more typical rotation of U.S. stock market leadership is becoming discernable; and that is a condition in which the Select Industries equity strategy thrives. We are encouraged by this turnaround over the last three months and believe this equity allocation is positioned to benefit from these more conventional market qualities in coming months. For the full details regarding Leuthold Select Industries equity strategy’s results for the fiscal year, please see the performance discussion of the Leuthold Select Industries Fund.

On the positive side, the Leuthold Core Investment Fund’s Emerging Market Equities exposure turned in a nearly +25% gain for the fiscal year ended September 30, 2010. As with last year, exposure here remained a significant overweight in this asset allocation strategy – on average around 18% of assets throughout the year. This emerging market equity exposure is composed of a basket of Asian-traded stocks, primarily Chinese companies, as well as emerging market open-end funds, and emerging market ETFs.

Our Fund’s normal guideline minimum for Fixed Income is 30% of assets. However, as has been the case for a number of years, our comparative analysis this last year continued to indicate that attractive fixed income opportunities on a risk-reward basis were very limited, which led us to maintain a much lower than normal minimum exposure. During the full fiscal year ended September 30, 2010, we had an average of just 9% of portfolio assets allocated to fixed income. This was carried out through relatively low allocations to select fixed income vehicles, as well as a Fixed Income Hedge, which served to additionally lower the Fund’s overall net fixed income exposure.

During the year, the Leuthold Core Investment Fund’s fixed income exposure was composed of High Yield bond funds, Brazilian bonds, and Quality Corporate bonds. We attained additional “income” through a package of REITs, as well as a short-lived investment in a package of common stocks with high dividend yields, which we dubbed, “Better Than Bonds”.

6  The Leuthold Funds - 2010 Annual Report

The Brazilian bonds and the REITs were the only allocations within our fixed income exposure that were held for the full fiscal year. These were also our best performing allocations, with the Brazilian bonds up nearly +27% and the REITs returning about +31% for the 12 months ended September 30, 2010. Due to their high correlation to the stock market, the High Yield bond funds were eliminated as the market correction escalated in May 2010. Despite the correction, during our partial year holding period the High Yield bond funds’ performance was additive, up over +4%. The Quality Corporate bonds were also a partial-year holding (purchased in June); and this small allocation (2% of assets) was a performance additive, up nearly +7% though September 30, 2010.

The remaining fixed income “proxy”, Better Than Bonds, proved to be “worse than bonds” from a performance perspective during its short 4-month holding period. This makeshift fixed income holding generated a total return loss of nearly -5%. Ironically, the Fixed Income Hedge, which was designed to offset risk of loss from our traditional fixed income investments, was the allocation providing the worst performance in the Fund for the fiscal year ended September 30, 2010. This allocation was down nearly -13%.

Despite the strong gains for most of our Fixed Income holdings, this exposure did not appreciably benefit the portfolio due to the very small allocations that we maintained. In general, bond yields remained at extremely low levels throughout the year, thereby generating strong gains for traditional bond market securities. Our portfolio’s lack of material bond market exposure prohibited the Fund from participating in this opportunity.

Although we missed opportunities in fixed income this past fiscal year, we remain extremely concerned about the coming prospects. The secular bull market in bonds, which began in the early 1980s, is ending. Our timing with reduced exposure in the Fund may be considered premature in hindsight, but we’d prefer to err on the side of caution. All of our bond analysis risk-reward studies point to impending risk. Rising interest rates are inevitable, and investors will lose money. We believe it is just a matter of time.

Alternatives: During the prior fiscal year - in early April 2009 - a small starter position in physical Gold was established, followed by an allocation to physical Silver. Combined, this physical precious metals position began the 2009-2010 fiscal year as 3% of portfolio assets.  This holding was established due to our concern regarding the potential for very dangerous long-term inflation risk. The U.S. risk of monetary debasement inflation (10% - 20%) is now the highest we’ve ever seen, and the physical gold and silver offer some defense. In a sense, one could view this as an insurance policy, which, if we’re lucky we may never need to collect on. This holding was increased to 4% in September 2010, and it is anticipated to continue to be tactically increased during the coming 2010-2011 fiscal year. While it is a small portfolio allocation, it has been a big frontrunner, from a performance stance. For the fiscal year ended September 30, 2010, this physical metals allocation has produced a total return gain of over +31%.

In summary, while we are disappointed that the Leuthold Core Investment Fund’s U.S.-traded stock exposure’s lagging performance earlier in the year led to overall Core Investment Fund underperformance for the full year, remember that the Fund’s objectives, which include long-term capital appreciation and minimization of risk, are directed by very long-standing principles and disciplines. A year’s underperformance in one of the Fund’s key strategy allocations will not cause us to question the underlying methodology of the Fund as a whole.

The Leuthold Funds - 2010 Annual Report  7

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We believe our longer-term results testify to our success in achieving the strategy goals. For the 10-year period ended September 30, 2010, the Leuthold Core Investment Fund has a cumulative total return gain of +102.59% (+7.32% annualized), compared to the S&P 500’s -4.20% cumulative total return loss (-0.43% annualized).

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We will adhere to the disciplined market analysis that drives our long-term performance. As market conditions change, you can expect the Fund to adapt exposures to attempt to best take advantage of rising markets and/or take measures to minimize risk when our disciplines indicate conditions warrant a defensive position.

Leuthold Asset Allocation Fund
This is the successor Fund to the soft-closed Leuthold Core Investment Fund, with current assets of about $1.2 billion. For the fiscal year ended September 30, 2010, the Leuthold Asset Allocation Fund (retail share class) generated a total return gain of +9.26%, a little shy of the S&P 500’s total return gain of +10.16% over the same time frame.

As with the Leuthold Core Investment Fund, the Asset Allocation Fund’s net allocation to stocks was in bullish mode between October 2009 and June 2010; then turned “cautious” from early July 2010 through late-September 2010. This cautious reading resulted in the Asset Allocation Fund reducing net equity exposure to a neutral stance of 50% in early July. The lowered equity exposure was accomplished via an equity hedge, as we often do when making tactical shifts.

The Leuthold Asset Allocation Fund did have improved results over the Leuthold Core Investment Fund because its U.S.-traded equity selection, which is different than the Core Fund’s, did not have the same leadership challenges, and in fact, had a relatively strong, competitive return for the full fiscal year ended September 30, 2010.

For its U.S.-traded equity exposure, this Fund has used a multi-strategy approach. Since inception, this multi-strategy approach has employed a combination of the Leuthold Select Equities and Leuthold Undervalued & Unloved strategies. Both are bottom-up, quantitative methodologies and each generally contributes a different type of stock market exposure. Individually these two strategies are quite different, but when used in tandem, they allow us to construct an equity portfolio with overall characteristics suitable for an asset allocation approach, and afford us the flexibility to adjust the mix to align with our market outlook. For the fiscal year ended September 30, 2010, the combined allocations of the Leuthold Select Equities strategy and the Leuthold Undervalued & Unloved strategy contributed a total return gain of about +9%.

The entire gain for this Fund’s U.S.-traded equity allocation can be attributed to the “pre-correction” period:  September 30, 2009 through April 23, 2010. During this time frame, this position was up over +18% total return. The biggest contributors during this portion of the year were from the Industrials sector, Consumer Discretionary sector, and the Materials sector. From an industry group perspective, the most additive areas were: Construction & Farm Machinery and Industrial Conglomerates (Industrials sector); Personal Products (Consumer Staples sector); Department Stores and Apparel Retail (Consumer Discretionary sector); Managed Health Care (Health Care sector); and Diversified Metals & Mining, Specialty Chemicals, and Steel (Materials sector). No broad sector exposure contributed net losses over this time frame.

8  The Leuthold Funds - 2010 Annual Report

During the correction/post-correction time frame, April 23rd through fiscal year end, September 30th, this combined U.S.-traded equity exposure of the Select Equities and Undervalued & Unloved strategies gave back almost half (-8%) of the pre-correction gains. The hardest hit exposures were from the same broad sectors that contributed the pre-correction gains (Industrials, Consumer Discretionary, and Materials), with the addition of stocks from the Information Technology sector. Some of the industry groups contributing the largest losses during this portion of the year were: Computer Storage & Peripherals and Semiconductors (Information Technology sector); Department Stores, Apparel Retail, Footwear, and Apparel Accessories/Luxury Goods (Consumer Discretionary sector); Industrial Conglomerates (Industrials sector); and Health Care Services (Health Care sector). Within this stock mix, there were only three broad sectors that contributed overall net gains, to a small degree, during this portion of the year: Health Care sector, Consumer Staples sector, and the Utilities sector.

Although the Leuthold Asset Allocation Fund uses a different U.S.-traded stock selection strategy, it otherwise follows the very same asset allocation directives, allocations, and asset class investment vehicles as the Leuthold Core Investment Fund. Hence, for the performance review of all the other asset classes held by this Fund during the last 12 months, aside from the U.S.-traded equities, please refer to the preceding discussion of the Leuthold Core Investment Fund performance details.

Leuthold Global Fund
This Fund began trading on April 30, 2008, and assets under management are now nearly $300 million. This Fund offers investors a global alternative to our domestically focused tactical asset allocation strategies of the Leuthold Core Investment Fund and the Leuthold Asset Allocation Fund.

For the fiscal year ended September 30, 2010, the Leuthold Global Fund has outperformed its benchmark by a healthy margin. The Leuthold Global Fund (retail share class) produced a total return gain of +12.39% for the 12 months ended September 30, 2010, compared to the total return gain of +8.95% in the MSCI All Country World Index. Over the same time frame, the S&P 500 had a total return gain of +10.16%.

As suggested by performance, there were few detractors from the Leuthold Global Fund’s results over the last 12 months. Net equity exposure during the year ranged from highs of 69%-70% (October 2009 – December 2009) down to a neutral zone around 50% (July – mid-September). The foreign-traded stocks composed 59% and U.S.-traded stocks composed 41%, on average, of the equity allocation during the 2009-2010 fiscal year ended September 30, 2010. Within the foreign-traded securities, the largest country concentrations were spread between the United Kingdom, South Korea, Taiwan, Brazil, Sweden, and Japan.  Other foreign countries boasting heavy weights in this equity portfolio this past year included Canada, Mexico, Norway, Hong Kong, China, and Australia.

While the country allocations are worthy of note from a curiosity standpoint, equity exposure is dictated by the industry groups (not countries) that appear most attractive according to our quantitative disciplines. The Leuthold Global Fund employs a top-down industry group approach for its equity selection. We believe that industry group leadership on a global basis will generate superior returns over the more traditional approach of “country” or “regional” concentrations, as the global economy has become increasingly interdependent.

The Leuthold Funds - 2010 Annual Report  9

Over the last fiscal year ended September 30, 2010, the areas of strength among our global equity exposure primarily came from the broad sectors of: Consumer Discretionary, Materials, and to a lesser degree, Information Technology. Breaking this down to the global industry group level, the biggest outperformers included Commodity Chemicals (Materials sector); Media, Automobiles, Auto Components, and Internet & Catalog Retail (Consumer Discretionary sector); Industrial Conglomerates (Industrials sector); Food & Staples Retailing (Consumer Staples sector); and Internet Software & Services (Information Technology sector).

The only broad sector contributing overall negative results to the equity portfolio was Telecommunication Services. From that sector, the specific industry group investments producing negative contributions included Emerging Diversified Telecom Services, Developed Diversified Telecom Services, and Developed Wireless Telecom Services. While there were no other overall negative contributors at the broad sector level, other industry group investments which were performance detractors included: Aerospace & Defense, Electronic Equipment, and Professional Services (Industrials sector); Energy Equipment & Services (Energy sector); Reinsurance and Diversified Banks (Financials sector); and Paper/Forest Products (Materials sector).

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As with our domestic asset allocation strategies, our quantitative analysis on the global stock market outlook (Global Major Trend Index) turned “cautious” in early July 2010, and this discipline required us to reduce net equity exposure – which was achieved by establishing an equity hedge (short-selling stocks). This equity hedge, which lowered equity exposure down to a “neutral” stance of 50%, was employed from July through mid/late-September. All in all, despite the market’s relatively strong rebound during this time frame, this lowered equity exposure did not have a material impact on the Fund’s performance during the July through September period.

The Leuthold Global Fund normally has a guideline minimum level of 30% invested in Fixed Income; however, as with last year the Fund remained far below the normal minimum for the entire fiscal year, with an average allocation of just 10%. As we noted in our commentary for the Leuthold Core/Asset Allocation Funds, it continues to be extremely difficult to find anything attractive on a risk/reward basis in the fixed income markets, be it domestic fixed income or foreign fixed income.

We began the fiscal year with allocations to Global High Yield bonds (average 4.5% of assets); Global Government bonds (average 4.5% of assets); Miscellaneous Global bond funds (average 3% of assets); and a package of domestic and foreign Convertible bonds (average 1.5% of assets). In March, a small 2% allocation was invested in Treasury Inflation Protection bonds (TIPs). Each of these Fixed Income subsets contributed positive performance to overall Fund results during the year. As a means to offset the risk of rising interest rates, the Fund also invested in a Fixed Income Hedge, consisting of U.S. Treasury bonds (average 4% of assets). However, rates held steady or moved lower during the year, so this Fixed Income Hedge was a performance detractor to the Fund’s net fixed income results.

As with our other asset allocation Funds, our low fixed income exposure caused this Fund to largely miss out on the last year’s gains achieved by traditional fixed income vehicles. Yet, all of our bond analysis risk-reward studies point to impending risk. Rising interest rates are inevitable, and investors will lose money. It is just a matter of time. We believe it is more important to continue to attempt to minimize the risk of loss that we see on the horizon.

10  The Leuthold Funds - 2010 Annual Report

Alternatives: During the prior fiscal year (2008-2009), a 1% starter position in physical Gold was established, and subsequently increased to 2%. During the 2009-2010 fiscal year we added physical Silver to the mix, and the overall position was increased to about 3% of assets. With the U.S. and other foreign governments pumping money into the global economy, we made this allocation due to our concerns about the long-term inflation implications related to the excess liquidity. This Gold and Silver investment, while small, was a strong performance contributor to the Fund’s results, having produced a +32% total return gain for the fiscal year ended September 30, 2010.

Leuthold Select Industries Fund (soft-closed; available only to existing shareholders)
This all-equity Fund, with total assets under management of $39 million, had a very disappointing total return loss of -7.76% for the fiscal year ended September 30, 2010, compared to a +10.16% total return gain for the S&P 500.

•
This underperformance can be directly correlated to the first nine months of the fiscal year (Oct. 2009 – June 2010). Since July 2010, the results have been much improved, in that the Select Industries equities have performed on par with the S&P 500. To us, this improvement since July is a strong indication that the more typical rotation of U.S. stock market leadership is becoming discernable; and that is a condition in which the Select Industries Fund thrives. We are encouraged by this turnaround over the last three months and believe this Fund is positioned to benefit from these more conventional market qualities in coming months.

Back in October 2009, as we began the 2009-2010 fiscal year, the Leuthold Select Industries Fund was heavily exposed to three market sectors:  Information Technology, Financials, and Health Care. The combined weight of these sectors made up 63% of portfolio assets, with Information Technology, specifically, representing a significant overweight in the Fund (28%), compared to the Info Tech sector weighting of 19% in the S&P 500.

As the year progressed, the Fund’s exposure to the Info Tech sector fluctuated between 19% and 32%, a relatively consistent presence throughout the year. At fiscal year end, exposure here is now at 26%. The Health Care exposure dropped to as low as 10% by mid-year, but was recently boosted significantly to end the year with a 28% portfolio weighting – now the largest exposure as we begin the new fiscal year. In contrast, the Financial sector exposure steadily declined all year, and there has been little to no exposure to this sector over the last 5 months.  It was the Consumer Discretionary sector which replaced the Financials as the 3rd heaviest portfolio exposure by February 2010 and it remains among the top three heaviest portfolio weights as of September 30, 2010. Other noteworthy sector weight changes included reduced exposure in Telecommunication Services and Utilities, each now between 0-1% weights versus 7%-8% a year ago; and the Consumer Staples sector rose from zero weight a year ago, to a 10% weight now. There was little change to the portfolio exposure in Industrials, Materials, and Energy, now 12%, 5%, and 1% weights, respectively.

From an industry group perspective, for the full fiscal year, the Leuthold Select Industries Fund’s most beneficial exposure came from group investments in Paper Products (Materials sector); Managed Health Care and Pharmaceuticals (Health Care sector); and Systems Software and Semiconductors (Information Technology sector).

Just as there were no driving trends among U.S. market leadership during much of the last 12 months, there was no theme among the Select Industries Fund’s performance detractors during the fiscal year. The least productive industry group investments in the Fund for the year ended  September 30, 2010 were: Airlines (Industrials sector); Independent Power Producers (Utilities sector); Biotechnology (Health Care sector); Consumer Electronics (Consumer Discretionary sector); and Integrated Telecommunication Services (Telecommunication sector).

The Leuthold Funds - 2010 Annual Report  11

As with last year, there remains a relatively high exposure to foreign stocks in the Leuthold Select Industries Fund, now at 25%, versus 31% last year and just 9% two years ago.

The current portfolio group holdings bear no resemblance to the holdings a year ago, despite Information Technology and Health Care remaining as the largest sector weights. This is unusual as the strategy intends to uncover longer-term industry group trends. (It is more typical for the portfolio to have at least one-half of its positions being held a year or longer at any given time.)

In summary, the biggest contributor to the Fund’s performance struggle over the last year has been the lack of group leadership driving the U.S. stock market rebound. Rather, the U.S. stock market has been in a period where leadership at the industry group level has been fleeting, accompanied by a fast-churning, stock picker’s environment. This condition has occurred at times in the past and will happen again. Therefore, we are not questioning our general strategy approach as no stock selection method will be ideal for all market conditions. It is helpful to look at our longer-term performance record as a reminder that the industry group concentration strategy we employ has been a successful approach to generating market beating returns more often than it has not.

•
Since inception on June 19, 2000, through September 30, 2010, the Leuthold Select Industries Fund has produced a cumulative total return gain of +67.13% (+5.12% annualized) versus a cumulative total return loss of -7.11% for the S&P 500 (-0.72% annualized).

Historically, the “fast rotation” trends experienced in 2009-2010, which are unfavorable to our strategy, tend to be transitory in nature, and eventually give way to a more macro-themed stock market environment. As noted above, this Fund’s performance since July has been competitive with the S&P 500. We are encouraged that this improvement is an indication that the market is getting back in synch with its more traditional style of exposing longer-term trends of strength and weakness to constructively guide our industry group approach as we enter the 2010-2011 fiscal year.

Leuthold Global Industries Fund
This is our newest Fund, which opened on May 17, 2010. However, this Fund’s strategy is not new-found; rather, it is an extension of our domestic industry group selection/rotation approach which was established in the late 1990s and known as our Select Industries strategy.  This global version of our disciplined, unemotional, and quantitative approach employs many of the same factors as our domestic group selection strategy, as it attempts to uncover those industry groups that appear most attractive at the global level.  This Fund will normally invest at least 40% of its assets in equity securities from international markets.

As of the fiscal year ended September 30, 2010, the Leuthold Global Industries Fund has $10 million in assets under management. Since this Fund began trading on May 17th, it does not have a full year of performance to discuss in this annual review. However, thus far it has performed extremely well. Since inception on May 17, 2010 through  September 30, 2010, the Fund has a total return gain of +10.10% versus the MSCI All Country World Index total return gain of +7.82% and the S&P 500 total return gain of just +1.16%.

12  The Leuthold Funds - 2010 Annual Report

During this short inception-to-date time frame, the Fund’s investments in every sector except Health Care and Energy contributed positive performance; most particularly, the Materials sector, Consumer Discretionary sector, and the Consumer Staples sector. From an industry group perspective, the most valued-added investments came from: Commodity Chemicals, Food & Staples Retail, Auto Components, Automobiles, and Industrial Conglomerates. Industry group investments detracting the most from performance included: Energy Equipment & Services, Aerospace & Defense, and Health Care Services & Technology.

Leuthold Undervalued & Unloved Fund
The Leuthold Undervalued & Unloved Fund, launched on November 14, 2006, has $8 million in assets under management. During the 12 months ended September 30, 2010, the Fund outperformed its benchmarks with a total return gain of +10.88% compared to the +9.15% total return gain for the Russell 3000 Value index and the +8.90% total return gain in the Russell 1000 Value index. Over the same time frame, the S&P 500 turned in a total return gain of +10.16%, slightly lagging the Undervalued & Unloved Fund.

Twelve months ago the Fund began this fiscal year with the somewhat unorthodox appearance of having a “growth” and “cyclical” bias, as Information Technology sector stocks composed the heaviest portfolio weight, while the more conventionally “value” oriented sectors of Utilities, Consumer Staples, and Health Care composed minuscule portfolio exposure. This is because the market meltdown from 2008 to early-2009 had stocks beaten down to extreme valuation lows not seen since 1982. Traditional “growth” and “cyclical” stocks were selling at cheap “value” stock earnings multiples. This allowed “value” style portfolio managers the rare opportunity to buy beaten down blue-chip growth stocks at discount prices.

Information Technology composed a relatively heavy portfolio weight until near the end of the second quarter of 2010. This coincided with when the more traditional value sectors began to reclaim their status as the “heavy-weights” in the portfolio. The more traditional “value” configuration now consists of heavy exposure to: Consumer Staples, Financials, Health Care, Energy, and Utilities.

Not surprisingly, the additive performance contributors leading up to the year’s market high on April 23rd were less-traditional portfolio exposures in Industrials, Materials, Consumer Discretionary, and Financials stocks. Following the April 23rd peak, the traditional value sectors held sway, with Consumer Staples, Health Care, and Utilities stocks contributing the most, on an additive basis from April 23rd through fiscal year end, September 30, 2010. Despite its relatively heavy weight for most of the year, the Information Technology sector exposure was a performance detractor when measuring the full year’s results. In fact, the Info Tech sector was the only area that turned in an overall negative contribution to return for the 12 months ended September 30th.

From an equity industry group standpoint, the top contributors to performance for the full year were stocks from: Construction & Farm Machinery (Industrials sector); Tobacco (Consumer Staples sector); Specialized REITs (Financials sector); and Pharmaceuticals (Health Care sector). Considering this, the more value-oriented sector exposure was obviously most beneficial to the full year results – likely because these areas offered some defensive characteristics during the steep (-16%) market correction between early May and July 2nd.

The Leuthold Funds - 2010 Annual Report  13

There were no equity groups that contributed substantial losses to the full year’s performance. The handful of portfolio equity groups which detracted from performance for the full year were a mixed bag: Technology Distributors and Computer Hardware (Info Tech sector); Department Stores (Consumer Discretionary sector); Industrial Conglomerates (Industrials sector); and Managed Health Care (Health Care sector).

Despite the Leuthold Undervalued & Unloved Fund’s favorable fiscal year performance, we have been unable to attract sufficient assets into the Fund. As such, we closed the Fund to new investment after November 8, 2010, and will liquidate the Fund on December 20, 2010.

Leuthold Global Clean Technology Fund
The Leuthold Global Clean Technology Fund opened just over a year ago, and has $27 million in assets under management. For the fiscal year ended September 30, 2010, the Fund had a disappointing total return loss of -10.59% (retail share class), versus a total return loss of -16.43% in the Ardour Global Alternative Energy Index, and a total return gain of +8.95% in the MSCI All Country World Index.

The Fund’s overall net losses for the fiscal year were primarily the result of a significant portfolio overweight to the Alternative Energy sector, which composed an average of 48% of assets for the fiscal year. This Alternative Energy sector in particular had a debilitating performance year, with most of its sub-groups contributing negative performance results. The most significant group detractors to performance within this sector included: Wind Turbines/Wind Power, Turbines/Flywheel/Energy Transmission, Solar/Photovoltaic Cells, Uranium Mining, Hydro Electricity, Diversified Renewable Power Generation, and Nuclear Energy Equipment/Services. Additional contributors to portfolio losses came from sub-industry groups of the Resource Conservation sector (Batteries/Energy Storage Systems, and Water Conservation Systems) and the Clean Environment sector (Environmental Services and Clean Transportation).

Somewhat offsetting portfolio losses were net gains from a range of sub-industry groups from a variety of the Clean Technology universe sectors. Among the best performing groups were: Clean Agriculture and Pollution/Emissions Controls (Clean Environment sector); Renewable/Conventional Power Generation and Biofuels/Ethanol/Cellulosic (Alternative Energy sector); Water Infrastructure and Water Utilities (Clean Water sector); and Efficient Lighting/LEDs (Resource Conservation sector).

The largest non-U.S. exposures during the year within the Leuthold Global Clean Technology Fund included: Germany, China, Spain, Canada, and Switzerland. Other sizeable concentrations among foreign countries were: Denmark, France, Taiwan, Austria, Japan, and Belgium. U.S.-traded stock exposure during fiscal year 2009-2010 was 47% on average, with foreign country investments averaging about 53% of portfolio assets. (Under normal circumstances, the Fund intends to invest at least 40% of assets in foreign-traded securities.)

While the Leuthold Global Clean Technology Fund’s first full fiscal year resulted in disappointing performance, we consider this time frame to be too short to use as a guide for future expectations. We manage the Fund for long-term total return as the sector is likely to benefit from a multi-decade, cyclical upswing in demand for goods and services. Our approach is to identify and invest in Best-in-Class, profitable growth companies expected to increase revenues by about 20% per annum.  We attempt to acquire shares when we deem them to be undervalued. We prefer to hold shares in companies for extended periods of time, though we will reduce or eliminate positions we deem overvalued. In short, we view this opportunity akin to a marathon, not a sprint, and we invest the Fund’s capital accordingly.

14  The Leuthold Funds - 2010 Annual Report

We are confident our approach to investing in “Best-In-Class” Clean Technology companies will generate above-average returns for investors in the Leuthold Global Clean Technology Fund over the long haul.

Leuthold Hedged Equity Fund
The Leuthold Hedged Equity Fund opened a little over a year ago, and currently contains $5 million in assets under management. For the fiscal year ended September 30, 2010, the Fund had a total return loss of -9.10%, versus the S&P 500 total return gain of +10.16%. This Fund is managed with equal allocations to both long and short equities, but its objective is to produce positive net performance. To do so, we require enough relative outperformance on one or both sides in order to yield a positive result, and, disappointingly, this has not occurred over the last year. Both our long-stock exposure and the short-stock exposure employed in this Fund lost money during the fiscal year ended September 30, 2010.

For the Fund’s long-stock investments, the Leuthold Hedged Equity Fund employed the group selection and rotation approach of the Leuthold Select Industries Fund, which had a total return loss of -7.76% for the fiscal year ended September 30, 2010. On the short-side, the Fund’s exposure was attained through the investment strategy of the Grizzly Short Fund, and this strategy produced a total return loss of -13.26% for the 12 months ended September 30, 2010. Specifics on the key performance drivers for each of these equity strategies are presented in the discussions covering the Leuthold Select Industries Fund and the Grizzly Short Fund.

Overall performance is falling far below our expectations, based on how the two underlying component strategies have performed, historically. In general, market conditions since the Fund’s inception have been unusual.  The stock market has been in a period where leadership at the industry group level has been short-lived, accompanied by fast-rotation trends. These conditions are not conducive to our long-side, industry group selection approach, which attempts to uncover longer-term leadership trends. Additionally, the market theme for over a year has been that weak, lower-quality stocks have been driving market upside. In this environment, our approach to short-selling can prove to be extremely challenging as the intent is to profit from lower-quality stocks declining in price.

Historically, both the short-stock and long-stock selection strategies employed in this Fund have shown the potential to flourish and/or serve to balance each other in most market environments, and we are confident performance will bear this out given a longer time frame.

Grizzly Short Fund
The Grizzly Short Fund lost ground again this year as the market continued its rebound from the March 9, 2009, low. As investors should expect, a strategy designed to profit in down market conditions is unlikely to prosper when the market is in recovery mode.

The Leuthold Funds - 2010 Annual Report  15

For the fiscal year ended September 30, 2010, the Grizzly Short Fund produced a total return loss of -13.26%, which compares relatively favorably with the +17.78% total return gain of the S&P Mid Cap 400 Index. The Grizzly Short Fund underperformed, however, when compared to the S&P 500’s total return gain of +10.16%, as shorting the S&P 500 would have produced a smaller loss than the Grizzly Short Fund produced. As of September 30, 2010, the Grizzly Short Fund contained $196 million in assets under management.

Shorting was very difficult in the first half of the 2009-2010 fiscal year. In many respects the bull market increased momentum as almost all major indices hit new highs, market breadth accelerated, and volatility continued to decline. That trend completely reversed at the end of April when a steep correction began. Subsequently, May and June were two of the best months for the Grizzly Short Fund this last year. Previous to this interim correction, low-quality stocks had been driving the market rebound; but as of May, all of a sudden quality mattered again, and investors were looking to sell risky assets and hold on to companies that could turn a profit. This type of environment almost always bodes well for our short-selling strategy, and this tendency continued through the last three months of the fiscal year, benefiting the Grizzly Short Fund with competitive relative performance results.

The Grizzly Short Fund has extremely high turnover, and sector concentrations and industry group exposure can fluctuate from day to day. The individual stock positions are similarly weighted across the portfolio, and there are limitations on how much of the portfolio can be concentrated within a particular sector or sub-industry group therein.

These features, combined with the Fund’s quantitative methodology, make it impractical to attribute specific performance dynamics to isolated short positions. Sector concentrations and stock market themes are more effective for discussing the portfolio dynamics when reviewing Grizzly Short Fund performance drivers. Following are the concentrations and themes that were among the most significant contributors to the Fund’s performance, compared to index shorts, over the fiscal year ended September 30, 2010.

The Grizzly Short Fund’s past year’s performance was clearly influenced by the pre-correction period and the correction/ post-correction period. During the pre-correction phase, September 30, 2009 through  April 23, 2010, the Grizzly Short Fund had no positive contributors to its performance, based on its broad sector exposure. The biggest losses came from the Fund’s sector exposure to: Consumer Discretionary, Financials, Information Technology, Industrials, and Energy. In contrast, during the correction/post-correction phase following the market high on  April 23, 2010 through September 30, 2010, nine of the ten broad sector weights in the Grizzly Short Fund were positive contributors to performance, with the best performance being contributed by: Financials, Information Technology, Energy, and Consumer Discretionary (all sectors that had contributed the worst results during the pre-correction phase).

There were no consistent themes among equity industry group performers. Those contributing the most to positive performance results for the Grizzly Short Fund during the fiscal year were Semiconductor Equipment, Investment Banking/Brokerage, and Home Entertainment Software. On the negative side, the biggest detractors to performance based on the Grizzly Short Fund’s exposure during the year were: Application Software, Airlines, and Hotels/Resorts & Cruise Lines.

16  The Leuthold Funds - 2010 Annual Report

Additional Comments Related to the Grizzly Short Fund
Our most recent market analysis leaves us firmly “bullish” in our outlook for the stock market going forward through the end of 2010 and likely the first part of 2011. We would therefore expect the Grizzly Short Fund to continue to produce net losses during this time. However, as demonstrated since the steep correction in May through early July, the market has begun paying closer attention to quality rather than beta. This transition benefited our short-selling approach over the last five months, and we expect it will allow the Fund to uncover opportunities to profit going forward, as there will be vulnerable areas of the stock market regardless of the underlying trend.

Investors who are not experienced in short-selling and adjusting market risk should consider the Leuthold Asset Allocation Fund or Leuthold Global Fund. These two Funds have the flexibility built into their disciplines to overlay our short-selling strategies and hedge against market declines when the stock market is viewed as overvalued and vulnerable to a downside correction.

The Grizzly Short Fund’s year-by-year results are volatile, and while the advantage for employing a short-selling strategy during down-market years is clear (as evidenced by results of 2007-2008), the tremendous risk of short-selling in rising market conditions should also now be very apparent considering the more recent results during the bull market which commenced after the March 9, 2009, market lows. There are viable uses for this strategy in all market conditions. For those less experienced, however, please note that one should expect to lose money when employing this Fund during rising market conditions.

IN CLOSING

We believe this is still a cyclical bull market, and the steep -16% decline from the April 23rd high to the early July low was an abnormally deep bull market correction, not the first leg down in a new cyclical bear market.  The huge advance from the March 2009 low through the April 2010 high was probably too far too fast. In May of 2010, what first appeared to be a normal 6%-8% bull market correction was hit by a bad news tornado, financial fears in Europe, and the ecological disaster in the Gulf.

The result was a correction “overshoot” causing buyers (both institutional and individual) to freeze, letting the high frequency traders play ping pong with the market averages. This is why we choose to rely on quantitative disciplines to direct our asset allocation decisions. We are confident that the disciplines of our numbers will continue to be more reliable than our gut feelings and market opinions. Our firm’s Major Trend Index discipline has a 40+ year history, and more often than not it has prudently and successfully guided us through the changing market cycles.

All of our strategies employ quantitative disciplines, and we will continue to abide by these respective disciplines to guide the course of each strategy in the months and years ahead. These quantitative systems allow us to identify opportunities, uncover apparent weakness, and attempt to protect assets as the investment environment progresses through the various phases of market cycles.  Regardless of whether it is one of our asset allocation strategies, or one of our 100% equity investments, these tools were designed to remove emotions, severely restrict judgments, and diminish the potential for personal bias to come into play with portfolio decisions.

The Leuthold Funds - 2010 Annual Report  17

We like to remind shareholders that our firm is majority employee-owned and independent; and we are always proud to note that employee-directed investments in Leuthold Funds is at an impressive level. With over 16,000 mutual fund choices in the U.S., we believe that our combined employee and outside shareholders’ commitment to Leuthold Funds reflects a loyalty and confidence that is uncommon in the investment management business today.

Thank you for sharing our conviction in Leuthold Funds.

Sincerely,

Steve Leuthold	Andy Engel, CFA	James Floyd, CFA
Portfolio Team Leader	Co-Portfolio Manager	Co-Portfolio Manager

Eric BJorgen, CFA	Matt Paschke, CFA	Doug Ramsey, CFA, CMT
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Greg Swenson, CFA	David Kurzman	Chun Wang, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

18  The Leuthold Funds - 2010 Annual Report

The Leuthold Funds

Expense Example – September 30, 2010 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2010 – September 30, 2010).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds charge no sales load (the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Global Industries Fund, Leuthold Undervalued & Unloved Fund, and Leuthold Hedged Equity Fund charge a 2% redemption fee for redemptions made within five business days after a purchase and the Leuthold Global Clean Technology Fund charges a 2% redemption fee for redemptions made within 30 days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks, or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’  transfer agent.  To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following example does not include portfolio trading commissions and related expenses, interest expense, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

The Leuthold Funds - 2010 Annual Report  19

The Leuthold Funds

Expense Example Tables (Unaudited)

Leuthold Core Investment Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2010	September 30, 2010	April 1, 2010 - September 30, 2010

Actual**	$1,000.00	$963.20	$7.14
Hypothetical (5% return before expenses)***	1,000.00	1,017.80	7.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.46 and the Fund’s annualized expense ratio would be 1.11%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.62 and the Fund’s annualized expense ratio would be 1.11%.

Leuthold Core Investment Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2010	September 30, 2010	April 1, 2010 - September 30, 2010

Actual**	$1,000.00	$963.80	$6.60
Hypothetical (5% return before expenses)***	1,000.00	1,018.35	6.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $4.97 and the Fund’s annualized expense ratio would be 1.01%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.11 and the Fund’s annualized expense ratio would be 1.01%.

Leuthold Asset Allocation Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2010	September 30, 2010	April 1, 2010 - September 30, 2010

Actual**	$1,000.00	$979.20	$8.14
Hypothetical (5% return before expenses)***	1,000.00	1,016.85	8.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.64%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.55 and the Fund’s annualized expense ratio would be 1.32%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $6.68 and the Fund’s annualized expense ratio would be 1.32%.

20  The Leuthold Funds - 2010 Annual Report

The Leuthold Funds

Expense Example Tables (Unaudited)

Leuthold Asset Allocation Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2010	September 30, 2010	April 1, 2010 - September 30, 2010

Actual**	$1,000.00	$980.30	$7.05
Hypothetical (5% return before expenses)***	1,000.00	1,017.95	7.18

*	Expenses are equal to the Fund’s annualized expense ratio of 1.42%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.46 and the Fund’s annualized expense ratio would be 1.10%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.57 and the Fund’s annualized expense ratio would be 1.10%.

Leuthold Global Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2010	September 30, 2010	April 1, 2010 - September 30, 2010

Actual**	$1,000.00	$1,025.20	$10.00
Hypothetical (5% return before expenses)***	1,000.00	1,015.19	9.95

*	Expenses are equal to the Fund’s annualized expense ratio of 1.97%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $8.43 and the Fund’s annualized expense ratio would be 1.74%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $8.39 and the Fund’s annualized expense ratio would be 1.74%.

Leuthold Global Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2010	September 30, 2010	April 1, 2010 - September 30, 2010

Actual**	$1,000.00	$1,025.10	$9.24
Hypothetical (5% return before expenses)***	1,000.00	1,015.94	9.20

*	Expenses are equal to the Fund’s annualized expense ratio of 1.82%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $7.97 and the Fund’s annualized expense ratio would be 1.57%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.94 and the Fund’s annualized expense ratio would be 1.57%.

The Leuthold Funds - 2010 Annual Report  21

The Leuthold Funds

Expense Example Tables (Unaudited)

Leuthold Select Industries Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2010	September 30, 2010	April 1, 2010 - September 30, 2010

Actual	$1,000.00	$923.10	$6.17
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.48

*	Expenses are equal to the Fund’s annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Industries Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2010	September 30, 2010	April 1, 2010 - September 30, 2010

Actual	$1,000.00	$1,101.00	$7.67 *
Hypothetical (5% return before expenses)	1,000.00	1,008.80	9.87 **

*
Expenses are equal to the Fund’s annualized expense ratio of 1.96%, multiplied by the average account value over the period, multiplied by 136/365 (to reflect the period from May 17, 2010 to September 30, 2010, the Fund’s commencement of operations date to the end of the period) to reflect the Fund’s actual expenses.

**	Expenses are equal to the Fund’s annualized expense ratio of 1.96%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Industries Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2010	September 30, 2010	April 1, 2010 - September 30, 2010

Actual	$1,000.00	$1,101.00	$6.69 *
Hypothetical (5% return before expenses)	1,000.00	1,010.06	8.62 **

*
Expenses are equal to the Fund’s annualized expense ratio of 1.71%, multiplied by the average account value over the period, multiplied by 136/365 (to reflect the period from May 17, 2010 to September 30, 2010, the Fund’s commencement of operations date to the end of the period) to reflect the Fund’s actual expenses.

**	Expenses are equal to the Fund’s annualized expense ratio of 1.71%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

22  The Leuthold Funds - 2010 Annual Report

The Leuthold Funds

Expense Example Tables (Unaudited)

Leuthold Undervalued & Unloved Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2010	September 30, 2010	April 1, 2010 - September 30, 2010

Actual	$1,000.00	$969.30	$7.41
Hypothetical (5% return before expenses)	1,000.00	1,017.55	7.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Clean Technology Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2010	September 30, 2010	April 1, 2010 - September 30, 2010

Actual	$1,000.00	$918.80	$8.85
Hypothetical (5% return before expenses)	1,000.00	1,015.84	9.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.84%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Clean Technology Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2010	September 30, 2010	April 1, 2010 - September 30, 2010

Actual	$1,000.00	$920.70	$7.32
Hypothetical (5% return before expenses)	1,000.00	1,017.45	7.69

*	Expenses are equal to the Fund's annualized expense ratio of 1.52%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

The Leuthold Funds - 2010 Annual Report  23

The Leuthold Funds

Expense Example Tables (Unaudited)

Leuthold Hedged Equity Fund - Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2010	September 30, 2010	April 1, 2010 - September 30, 2010

Actual**	$1,000.00	$976.40	$14.07
Hypothetical (5% return before expenses)***	1,000.00	1,010.83	14.32

*	Expenses are equal to the Fund’s annualized expense ratio of 2.84%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $10.95 and the Fund’s annualized expense ratio would be 2.21%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $11.16 and the Fund’s annualized expense ratio would be 2.21%.

Leuthold Hedged Equity Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2010	September 30, 2010	April 1, 2010 - September 30, 2010

Actual**	$1,000.00	$977.50	$21.37
Hypothetical (5% return before expenses)***	1,000.00	1,003.46	21.65

*	Expenses are equal to the Fund’s annualized expense ratio of 4.31%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $7.39 and the Fund’s annualized expense ratio would be 1.49%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.54 and the Fund’s annualized expense ratio would be 1.49%.

Grizzly Short Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2010	September 30, 2010	April 1, 2010 - September 30, 2010

Actual**	$1,000.00	$1,004.90	$14.27
Hypothetical (5% return before expenses)***	1,000.00	1,010.83	14.32

*	Expenses are equal to the Fund’s annualized expense ratio of 2.84%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $7.24 and the Fund’s annualized expense ratio would be 1.44%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.28 and the Fund’s annualized expense ratio would be 1.44%.

24  The Leuthold Funds - 2010 Annual Report

The Leuthold Funds

(Unaudited)

Leuthold Core Investment Fund
Allocation of Portfolio Holdings • September 30, 2010*

Leuthold Asset Allocation Fund
Allocation of Portfolio Holdings • September 30, 2010*

Leuthold Global Fund
Allocation of Portfolio Holdings • September 30, 2010

*Excludes short-term investments

The Leuthold Funds - 2010 Annual Report  25

The Leuthold Funds

(Unaudited)

Leuthold Select Industries Fund
Allocation of Portfolio Holdings • September 30, 2010*

Leuthold Global Industries Fund
Allocation of Portfolio Holdings • September 30, 2010*

Leuthold Undervalued & Unloved Fund
Allocation of Portfolio Holdings • September 30, 2010*

*Excludes short-term investments

26  The Leuthold Funds - 2010 Annual Report

The Leuthold Funds

(Unaudited)

Leuthold Global Clean Technology Fund
Allocation of Portfolio Holdings • September 30, 2010*

Leuthold Hedged Equity Fund
Allocation of Portfolio Holdings (Net Exposure) • September 30, 2010*

Grizzly Short Fund
Allocation of Portfolio Holdings • September 30, 2010*

*Excludes short-term investments

The Leuthold Funds - 2010 Annual Report  27

The Leuthold Funds

Leuthold Core Investment Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value

U.S. Traded Equity Securities	$711,404,759
Non-U.S. Traded Equity Securities	117,108,112
Emerging Country Investments	103,173,063
U.S. Traded Equity Securities - Short	74,647,340
Precious Metals	55,208,787
Brazilian Bonds	48,247,570
High Yield Bond Funds	28,548,327
U.S.Treasury Obligations - Short	28,306,185
Total:	$1,166,644,143

Leuthold Asset Allocation Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value

U.S. Traded Equity Securities	$686,240,810
Emerging Country Investments	96,261,898
Non-U.S. Traded Equity Securities	95,531,782
U.S. Traded Equity Securities - Short	69,744,365
Precious Metals	51,625,567
Brazilian Bonds	44,911,846
High Yield Bond Funds	26,587,798
U.S.Treasury Obligations - Short	26,190,075
Total:	$1,097,094,141

Leuthold Global Fund (Unaudited)
Components of Portfolio Holdings	Fair Value

Non-U.S. Traded Equity Securities	$123,607,723
U.S. Traded Equity Securities	73,720,400
Short-Term Investments	39,566,046
High Yield Bond Funds	22,161,842
Precious Metals	11,151,970
Non-U.S. Traded Equity
Securities - Short	9,075,060
U.S. Traded Equity Securities - Short	7,820,210
Foreign Government Bonds	7,190,935
U.S. Treasury Obligations	5,419,098
U.S. Treasury Obligations - Short	4,853,741
Total:	$304,567,025

Leuthold Select Industries Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value

Health Care	$10,713,565
Information Technology	9,923,682
Consumer Discretionary	6,693,157
Industrials	4,564,485
Consumer Staples	3,771,571
Materials	1,860,450
Telecommunication Services	687,850
Energy	383,905
Total:	$38,598,665

Leuthold Global Industries Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value

Consumer Discretionary	$2,414,662
Industrials	1,976,423
Materials	1,626,018
Information Technology	880,461
Exchange Traded Funds	562,271
Financials	521,349
Consumer Staples	499,072
Health Care	369,005
Utilities	310,190
Total:	$9,159,451

Leuthold Undervalued & Unloved Fund
(Unaudited)
Components of Portfolio Holdings*	Fair Value

Consumer Staples	$1,748,178
Financials	1,387,143
Health Care	1,331,250
Energy	886,446
Utilities	747,977
Consumer Discretionary	636,945
Industrials	604,496
Information Technology	163,069
Telecommunication Services	159,210
Materials	154,443
Total:	$7,819,157

*Excludes short-term investments

28  The Leuthold Funds - 2010 Annual Report

The Leuthold Funds

Leuthold Global Clean Technology Fund
(Unaudited)
Components of Portfolio Holdings*	Fair Value
Industrials	$13,228,167
Information Technology	7,930,678
Materials	3,136,212
Utilities	1,724,700
Consumer Discretionary	742,600
Energy	92,105
Total:	$26,854,462

Leuthold Hedged Equity Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value

Long
Health Care	$678,347
Information Technology	620,765
Consumer Discretionary	419,385
Industrials	289,599
Consumer Staples	239,785
Materials	118,329
Telecommunications	43,731
Energy	24,430
2,434,371

Short
Financials	537,936
Consumer Discretionary	466,348
Industrials	258,615
Materials	245,930
Information Technology	229,738
Energy	165,317
Health Care	129,822
Exchange Traded Funds - Short	88,078
Utilities	40,683
$2,162,467
Total:	$4,596,838

Grizzly Short Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
Financials	$48,049,487
Consumer Discretionary	42,159,695
Industrials	23,095,600
Materials	21,760,800
Information Technology	20,589,029
Energy	14,629,972
Health Care	11,534,324
Exchange Traded Funds	8,101,127
Utilities	3,600,275
Total:	$193,520,309

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*Excludes short-term investments

The Leuthold Funds - 2010 Annual Report  29

Leuthold Core Investment Fund – Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2010

	1 Year	3 Year	5 Year	10 Year
Leuthold Core Investment Fund - Retail Class	1.53%	(1.93%)	4.57%	7.32%
Lipper Flexible Fund Index	9.41%	(1.72%)	3.68%	2.59%
S&P 500 Index	10.16%	(7.16%)	0.64%	(0.43%)

A $10,000 Investment in the Leuthold Core Investment Fund – Retail Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/00. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay  on Fund distributions or the redemption of shares.

30  The Leuthold Funds - 2010 Annual Report

Leuthold Core Investment Fund – Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2010

	1 Year	3 Year	5 Year	Since Inception
Leuthold Core Investment Fund - Institutional Class	1.64%	(1.82%)	n/a	3.62%
Lipper Flexible Fund Index	9.41%	(1.72%)	3.68%	2.82%
S&P 500 Index	10.16%	(7.16%)	0.64%	(0.32%)

A $1,000,000 Investment in the Leuthold Core Investment Fund – Institutional Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 1/31/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2010 Annual Report  31

Leuthold Asset Allocation Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2010

	1 Year	3 Year	5 Year	Since Inception
Leuthold Asset Allocation Fund - Retail Class	9.26%	(2.62%)	n/a	1.64%
Lipper Flexible Fund Index	9.41%	(1.72%)	3.68%	3.24%
S&P 500 Index	10.16%	(7.16%)	0.64%	(0.10%)

A $10,000 Investment in the Leuthold Asset Allocation Fund – Retail Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 5/24/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

32  The Leuthold Funds - 2010 Annual Report

Leuthold Asset Allocation Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2010

	1 Year	3 Year	5 Year	Since Inception
Leuthold Asset Allocation Fund - Institutional Class	9.41%	(2.45%)	n/a	0.56%
Lipper Flexible Fund Index	9.41%	(1.72%)	3.68%	0.81%
S&P 500 Index	10.16%	(7.16%)	0.64%	(4.03%)

A $1,000,000 Investment in the Leuthold Asset Allocation Fund – Institutional Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 1/31/07 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2010 Annual Report  33

Leuthold Global Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2010

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Retail Class	12.39%	n/a	n/a	2.02%
MSCI All Country World Index	8.95%	(6.97%)	2.93%	(3.56%)
S&P 500 Index	10.16%	(7.16%)	0.64%	(2.90%)

A $10,000 Investment in the Leuthold Global Fund - Retail Class

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 27, 2010, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,  Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. This chart assumes an initial gross investment of $10,000 made on 7/1/08 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

34  The Leuthold Funds - 2010 Annual Report

Leuthold Global Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2010

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Institutional Class	12.52%	n/a	n/a	1.64%
MSCI All Country World Index	8.95%	(6.97%)	2.93%	6.33%
S&P 500 Index	10.16%	(7.16%)	0.64%	(5.52%)

A $1,000,000 Investment in the Leuthold Global Fund  - Institutional Class

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 27, 2010, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,  Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. This chart assumes an initial gross investment of $1,000,000 made on 4/30/08 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2010 Annual Report  35

Leuthold Select Industries Fund

Average Annual Rate of Return For Periods Ended
September 30, 2010

	1 Year	3 Year	5 Year	10 Year
Leuthold Select Industries Fund	(7.76%)	(9.73%)	0.79%	3.40%
Russell 2000 Index	13.35%	(4.29%)	1.60%	4.00%
S&P 500 Index	10.16%	(7.16%)	0.64%	(0.43%)

A $10,000 Investment in the Leuthold Select Industries Fund

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/00. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

36  The Leuthold Funds - 2010 Annual Report

Leuthold Global Industries Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2010

	1 Year	3 Year	5 Year	Since Inception(1)
Leuthold Global Industries Fund - Retail Class	n/a	n/a	n/a	10.10%
MSCI All Country World Index	8.95%	(6.97%)	2.93%	7.82%
S&P 500 Index	10.16%	(7.16%)	0.64%	1.16%

A $10,000 Investment in the Leuthold Global Industries Fund - Retail Class

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 27, 2010, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,  Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. This chart assumes an initial gross investment of $10,000 made on 5/17/10 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(1) Not annualized

The Leuthold Funds - 2010 Annual Report  37

Leuthold Global Industries Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2010

	1 Year	3 Year	5 Year	Since Inception(1)
Leuthold Global Industries Fund - Institutional Class	n/a	n/a	n/a	10.10%
MSCI All Country World Index	8.95%	(6.97%)	2.93%	7.82%
S&P 500 Index	10.16%	(7.16%)	0.64%	1.16%

A $1,000,000 Investment in the Leuthold Global Industries Fund - Institutional Class

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 27, 2010, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,  Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. This chart assumes an initial gross investment of $1,000,000 made on 5/17/10 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(1) Not annualized

38  The Leuthold Funds - 2010 Annual Report

Leuthold Undervalued & Unloved Funds

Average Annual Rate of Return For Periods Ended
September 30, 2010

	1 Year	3 Year	5 Year	Since Inception
Leuthold Undervalued & Unloved Fund	10.88%	(5.95%)	n/a	(4.08%)
Russell 3000 Value Index	8.15%	(9.04%)	(0.39%)	(5.11%)
S&P 500 Index	10.16%	(7.16%)	0.64%	(2.93%)

A $10,000 Investment in the Leuthold Undervalued & Unloved Fund

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 11/14/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2010 Annual Report  39

Leuthold Global Clean Technology Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2010

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Clean Technology Fund - Retail Class	(10.59%)	n/a	n/a	2.51%
Ardour Global Alternative Energy Index	(16.43%)	(51.83%)	(15.60%)	(10.13%)
S&P 500 Index	10.16%	(7.16%)	0.64%	18.63%

A $10,000 Investment in the Leuthold Global Clean Technology Fund - Retail Class

The Ardour Global Alternative Energy Index is a pure-play equity index designed to serve as a benchmark for publicly traded companies which are principally engaged in the field of alternative energy technologies, including renewable energy, alternative fuels, and related enabling technologies. The index is published by S-Network Global Indexes LLC.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 7/22/09 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

40  The Leuthold Funds - 2010 Annual Report

Leuthold Global Clean Technology Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2010

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Clean Technology Fund - Institutional Class	(10.33%)	n/a	n/a	2.76%
Ardour Global Alternative Energy Index	(16.43%)	(51.83%)	(15.60%)	(10.13%)
S&P 500 Index	10.16%	(7.16%)	0.64%	18.63%

A $1,000,000 Investment in the Leuthold Global Clean Technology Fund - Institutional Class

The Ardour Global Alternative Energy Index is a pure-play equity index designed to serve as a benchmark for publicly traded companies which are principally engaged in the field of alternative energy technologies, including renewable energy, alternative fuels, and related enabling technologies. The index is published by S-Network Global Indexes LLC.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 7/22/09 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2010 Annual Report  41

Leuthold Hedged Equity Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2010

	1 Year	3 Year	5 Year	Since Inception
Leuthold Hedged Equity Fund - Retail Class	(9.10%)	n/a	n/a	(11.11%)
Russell 2000 Index	13.35%	(4.29%)	1.60%	24.55%
S&P 500 Index	10.16%	(7.16%)	0.64%	18.63%

A $10,000 Investment in the Leuthold Hedged Equity Fund - Retail Class

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 7/22/09 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

42  The Leuthold Funds - 2010 Annual Report

Leuthold Hedged Equity Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2010

	1 Year	3 Year	5 Year	Since Inception
Leuthold Hedged Equity Fund - Institutional Class	(9.20%)	n/a	n/a	(11.11%)
Russell 2000 Index	13.35%	(4.29%)	1.60%	24.55%
S&P 500 Index	10.16%	(7.16%)	0.64%	18.63%

A $1,000,000 Investment in the Leuthold Hedged Equity Fund - Institutional Class

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 7/22/09 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2010 Annual Report  43

Grizzly Short Fund

Average Annual Rate of Return For Periods Ended
September 30, 2010

	1 Year	3 Year	5 Year	10 Year
Grizzly Short Fund	(13.26%)	(3.53%)	(5.98%)	(3.51%)
S&P MidCap 400 Index	17.78%	(1.67%)	3.77%	5.40%
S&P 500 Index	10.16%	(7.16%)	0.64%	(0.43%)

A $10,000 Investment in the Grizzly Short Fund

Standard and Poor’s MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/00. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

44  The Leuthold Funds - 2010 Annual Report

The Leuthold Funds

Statements of Assets and Liabilities
September 30, 2010

	Leuthold	Leuthold
	Core	Asset	Leuthold	Leuthold	Leuthold
	Investment	Allocation	Global	Select	Global
	Fund	Fund	Fund	Industries	Industries
	(Consolidated)	(Consolidated)	(Consolidated)	Fund	Fund

ASSETS:
Investments, at cost	$942,892,324	$847,975,359	$256,454,081	$38,199,322	$8,506,413

Investments, at fair value	$1,106,631,730	$1,038,457,132	$282,818,014	$40,012,496	$9,677,807
Cash	—	15,563	—	—	—
Foreign currency (cost $0, $1, $10,694,
$0, and $5,958, respectively)	—	1	10,944	—	6,091
Receivable for Fund shares sold	835,228	1,370,637	958,510	—	—
Receivable for investments sold	7,077,401	6,232,778	11,771,816	141,724	95,728
Collateral at broker for
securities sold short	401,306,064	372,835,125	31,824,815	—	—
Interest receivable	1,176,312	1,094,927	185,461	31	12
Dividends receivable	855,358	1,489,024	585,200	37,191	17,078
Receivable from Adviser	—	—	—	––	16,011
Other assets	32,697	36,805	10,769	10,518	2,910

Total Assets	1,517,914,790	1,421,531,992	328,165,529	40,201,960	9,815,637

LIABILITIES:
Bank overdraft	—	—	1,908,817	—	—
Securities sold short, at fair value
(proceeds $94,284,051, $87,852,189,
$19,635,234, $0, and $0, respectively)	102,953,525	95,934,440	21,749,011	—	—
Interest payable on securities sold short	222,795	207,247	71,670	—	—
Payable for investments purchased	100,187,297	85,245,746	14,243,389	1,002,243	47,963
Payable for Fund shares redeemed	2,231,663	1,017,910	67,446	42,478	—
Payable to Adviser	962,934	908,507	280,351	31,208	—
Payable to Custodian	43,071	51,274	17,093	1,985	3,999
Dividends payable on securities sold short	448,020	418,373	37,298	––	—
Distribution (Rule 12b-1) fees payable	—	366,135	34,703	1,296	1,958
Shareholder servicing fees payable	160,712	—	––	5,124	––
Accrued expenses and other liabilities	341,419	560,526	109,431	29,139	41,453

Total Liabilities	207,551,436	184,710,158	38,519,209	1,113,473	95,373

NET ASSETS	$1,310,363,354	$1,236,821,834	$289,646,320	$39,088,487	$9,720,264

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  45

The Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2010

	Leuthold		Leuthold
	Core		Asset		Leuthold		Leuthold	Leuthold
	Investment		Allocation		Global		Select	Global
	Fund		Fund		Fund		Industries	Industries
	(Consolidated)		(Consolidated)		(Consolidated)		Fund	Fund

NET ASSETS CONSIST OF:
Capital stock	$1,293,604,599		$1,570,203,362		$250,438,850		$46,096,749	$8,471,285
Accumulated net investment
income (loss)	(1,873,912)		320,103		2,218		22,725	2,032
Accumulated net realized gain
(loss) on investments	(136,477,767)		(516,138,788)		14,935,939		(8,844,200)	74,265
Net unrealized appreciation (depreciation)
on investments and short positions	155,110,434		182,437,157		24,269,313		1,813,213	1,172,682

Total Net Assets	$1,310,363,354		$1,236,821,834		$289,646,320		$39,088,487	$9,720,264

Retail Class Shares
Net assets	$858,708,522		$843,525,684		$98,906,854		$39,088,487	$5,850,019
Shares outstanding
(1,000,000,000 shares of
$0.0001 par value authorized)	53,717,838		85,100,858		9,717,024		3,312,467	531,349
Net Asset Value, Redemption
Price and Offering Price
Per Share	$15.99	*	$9.91	*	$10.18	*	$11.80	$11.01	*

Institutional Class Shares
Net assets	$451,654,832		$393,296,150		$190,739,466		n/a	$3,870,245
Shares outstanding
(1,000,000,000 shares of
$0.0001 par value authorized)	28,265,832		39,599,215		18,690,893		n/a	351,371
Net Asset Value, Redemption
Price and Offering Price
Per Share	$15.98	*	$9.93	*	$10.20	*	n/a	$11.01	*

46  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

The Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2010

	Leuthold	Leuthold	Leuthold
	Undervalued	Global Clean	Hedged	Grizzly
	& Unloved	Technology	Equity	Short
	Fund	Fund	Fund	Fund

ASSETS:
Investments, at cost	$6,812,701	$29,315,181	$2,355,600	$11,326,967

Investments, at fair value	$7,991,619	$28,393,374	$2,510,587	$11,326,967
Cash	406	—	—	—
Foreign currency (cost $0, $0,
$0, and $0, respectively)	—	—	—	—
Receivable for Fund shares sold	—	47,847	75	443,632
Receivable for investments sold	—	—	9,017	—
Collateral at brokers for
securities sold short	—	—	4,329,759	386,769,119
Interest receivable	3	38	5	594
Dividends receivable	25,224	3,855	1,577	––
Receivable from Adviser	—	––	—	—
Other assets	14,471	37,398	32,137	23,938

Total Assets	8,031,723	28,482,512	6,883,157	398,564,250

LIABILITIES:
Bank overdraft	—	335,342	—	—
Securities sold short, at fair value
(proceeds $0, $0, $2,110,889,
and $186,862,139, respectively)	—	––	2,162,467	193,520,309
Interest payable on securities sold short	—	—	—	—
Payable for investments purchased	—	648,689	84,387	7,954,439
Payable for Fund shares redeemed	335	54,371	22,517	81,184
Payable to Adviser	8,833	21,956	666	209,706
Payable to Custodian	643	4,374	2,165	149
Interest payable on securities sold short	—	––	268	24,762
Dividends payable on securities sold short	—	––	967	119,287
Distribution (Rule 12b-1) fees payable	5,768	6,512	2,005	—
Shareholder servicing fees payable	—	––	—	27,322
Accrued expenses and other liabilities	20,291	25,292	18,227	74,850

Total Liabilities	35,870	1,096,536	2,293,669	202,012,008

NET ASSETS	$7,995,853	$27,385,976	$4,589,488	$196,552,242

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  47

The Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2010

	Leuthold		Leuthold	Leuthold
	Undervalued		Global Clean	Hedged		Grizzly
	& Unloved		Technology	Equity		Short
	Fund		Fund	Fund		Fund

NET ASSETS CONSIST OF:
Capital stock	$14,921,133		$29,020,263	$5,090,962		$243,717,855
Accumulated net investment income (loss)	27,283		(1,375)	(24)		(39)
Accumulated net realized gain (loss)
on investments	(8,131,487)		(711,391)	(604,859)		(40,507,404)
Net unrealized appreciation
(depreciation) on investments
and short positions	1,178,924		(921,521)	103,409		(6,658,170)

Total Net Assets	$7,995,853		$27,385,976	$4,589,488		$196,552,242

Retail Class Shares
Net assets	$7,995,853		$11,926,464	$4,523,612		$196,552,242
Shares outstanding
(1,000,000,000 shares of
$0.0001 par value authorized)	987,026		1,157,509	520,809		47,657,949
Net Asset Value, Redemption
Price and Offering Price
Per Share	$8.10	*	$10.30 *	$8.69	*	$4.12

Institutional Class Shares
Net assets	n/a		15,459,512	65,876		n/a
Shares outstanding
(1,000,000,000 shares of
$0.0001 par value authorized)	n/a		1,496,439	7,582		n/a
Net Asset Value, Redemption
Price and Offering Price
Per Share	n/a		$10.33 *	$8.69	*	n/a

48  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

The Leuthold Funds

Statements of Operations
For the Year Ended September 30, 2010

	Leuthold	Leuthold
	Core	Asset	Leuthold	Leuthold	Leuthold
	Investment	Allocation	Global	Select	Global
	Fund	Fund	Fund	Industries	Industries
	(Consolidated)	(Consolidated)	(Consolidated)	Fund	Fund*

INVESTMENT INCOME:
Dividend income (net of
foreign taxes withheld
of $715,240, $491,878,
$295,277, $39,253, and
$3,993, respectively)	$23,095,355	$26,955,505	$5,559,657	$719,440	$43,843
Interest income	8,346,109	8,189,516	674,753	334	60

Total investment income	31,441,464	35,145,021	6,234,410	719,774	43,903

EXPENSES:
Investment advisory fees (Note 3)	12,747,088	11,549,115	2,869,424	468,721	20,602
Administration fees	469,221	458,118	81,273	17,957	540
Transfer agent fees	266,599	1,353,133	126,758	13,986	629
Legal fees	51,383	30,061	16,752	389	8,110
Audit fees	54,112	54,354	28,133	20,214	15,000
Fund accounting fees	128,979	117,079	37,220	7,589	4,484
Custody fees	317,552	354,008	103,192	12,857	19,509
Shareholder servicing fees -
Retail Class	967,184	—	—	36,922	––
Registration fees	61,089	88,601	67,345	19,931	16,088
Reports to shareholders	138,285	165,225	20,233	5,505	422
Directors’ fees	76,259	69,284	11,589	2,600	88
Distribution (Rule 12b-1) fees -
(Note 4)	––	1,820,130	146,255	––	2,982
Other	64,969	49,863	6,756	2,644	393

Total expenses before dividends and
interest on short positions	15,342,720	16,108,971	3,514,930	609,315	88,847
Dividends and interest on
short positions	3,574,464	3,189,913	650,034	––	—
(Reimbursement) or recovery
from Adviser	—	—	––	—	(50,678)

Total expenses	18,917,184	19,298,884	4,164,964	609,315	38,169

NET INVESTMENT INCOME
(LOSS)	$12,524,280	$15,846,137	$2,069,446	$110,459	$5,734

*Period from May 17, 2010 (commencement of operations) through September 30, 2010.

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  49

The Leuthold Funds

Statements of Operations
For the Year Ended September 30, 2010

	Leuthold	Leuthold
	Core	Asset	Leuthold	Leuthold	Leuthold
	Investment	Allocation	Global	Select	Global
	Fund	Fund	Fund	Industries	Industries
	(Consolidated)	(Consolidated)	(Consolidated)	Fund	Fund*

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS,
INVESTMENT COMPANIES,
SHORT POSITIONS, FOREIGN
CURRENCY, AND FOREIGN
CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	$13,250,868	$48,969,430	$19,800,804	$236,366	$29,787
Investment companies	25,701,324	28,990,057	1,873,560	(48,599)	44,477
Realized gain distributions
received from investment
companies	193,853	44,210	—	—	––
Short positions	(14,484,422)	(13,511,742)	(2,092,339)	––	––
Foreign currency and foreign
currency translation	62,287	73,887	(67,208)	(295)	(3,701)
Net unrealized appreciation
(depreciation) during the period on:
Investments	(15,020,018)	37,185,464	7,059,821	(4,420,708)	1,143,513
Investment companies	2,118,780	(4,352,256)	(140,031)	29,328	27,881
Short positions	(8,669,474)	(8,082,251)	(1,835,438)	––	––
Foreign currency and foreign
currency translation	(68,671)	(77,350)	12,774	(6)	1,288

Net realized and unrealized
gain (loss) on investments,
investment companies, short
positions, foreign currency,
and foreign currency translation	3,084,527	89,239,450	24,611,943	(4,203,914)	1,243,245

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	$15,608,807	$105,085,586	$26,681,389	$(4,093,455)	$1,248,979

*Period from May 17, 2010 (commencement of operations) through September 30, 2010.

50  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

The Leuthold Funds

Statements of Operations
For the Year Ended September 30, 2010

	Leuthold	Leuthold	Leuthold
	Undervalued	Global Clean	Hedged	Grizzly
	& Unloved	Technology	Equity	Short
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividend income (net of
foreign taxes withheld
of $7,614, $12,788, $2,086,
and $0, respectively)	$264,875	$112,666	$38,602	$––
Interest income	76	267	56	26,797

Total investment income	264,951	112,933	38,658	26,797

EXPENSES:
Investment advisory fees (Note 3)	70,875	216,404	63,259	1,662,671
Administration fees	2,814	7,522	1,825	38,080
Transfer agent fees	12,882	15,887	8,293	51,154
Legal fees	219	3,447	116	3,618
Audit fees	17,900	16,002	16,002	30,652
Fund accounting fees	3,206	6,946	6,250	11,554
Custody fees	3,608	31,567	17,069	1,241
Shareholder servicing fees -
Retail Class	––	—	—	102,334
Registration fees	19,284	24,816	23,883	47,850
Reports to shareholders	2,334	2,700	616	24,364
Directors’ fees	550	973	249	6,891
Distribution (Rule 12b-1) fees -
(Note 4)	23,615	19,333	10,807	––
Other	493	359	105	4,229

Total expenses before dividends and
interest on short positions	157,780	345,956	148,474	1,984,638
Dividends and interest on
short positions	––	––	28,483	1,641,307
(Reimbursement) or recovery
from Adviser	(15,985)	20,629	(37,088)	—

Total expenses	141,795	366,585	139,869	3,625,945

NET INVESTMENT INCOME (LOSS)	$123,156	$(253,652)	$(101,211)	$(3,599,148)

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  51

The Leuthold Funds

Statements of Operations
For the Year Ended September 30, 2010

	Leuthold	Leuthold	Leuthold
	Undervalued	Global Clean	Hedged	Grizzly
	& Unloved	Technology	Equity	Short
	Fund	Fund	Fund	Fund

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS,
INVESTMENT COMPANIES,
SHORT POSITIONS, FOREIGN
CURRENCY, AND FOREIGN
CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	$1,922,896	$(674,509)	$(291,100)	$––
Investment companies	7	(12,213)	(1,483)	—
Realized gain distributions
received from investment
companies	––	––	—	—
Short positions	––	––	(258,478)	(20,017,537)
Foreign currency and foreign
currency translation	(135)	(2,598)	(24)	(39)
Net unrealized appreciation
(depreciation) during the period on:
Investments	(1,110,286)	(1,889,322)	100,460	(1,788)
Investment companies	878	1,926	(202)	––
Short positions	—	—	(20,988)	(909,598)
Foreign currency and foreign
currency translation	6	259	––	––

Net realized and unrealized
gain (loss) on investments,
investment companies, short
positions, foreign currency,
and foreign currency translation	813,366	(2,576,457)	(471,815)	(20,928,962)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	$936,522	$(2,830,109)	$(573,026)	$(24,528,110)

52  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Core Investment Fund

Statements of Changes in Net Assets (Consolidated)

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009

OPERATIONS:
Net investment income	$12,524,280	$23,798,151
Net realized gain (loss) on investments, investment companies,
short positions, foreign currency, and foreign currency translation	24,723,910	(200,965,261)
Net unrealized appreciation (depreciation) on investments,
investment companies, short positions, foreign currency, and
foreign currency translation	(21,639,383)	208,378,879
Net increase in net assets from operations	15,608,807	31,211,769

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	—	(8,208,970)
From net investment income - Institutional Class	—	(2,984,376)
From net realized gains - Retail Class	—	—
From net realized gains - Institutional Class	—	—
Return of capital - Retail Class	(3,094,952)	(416,061)
Return of capital - Institutional Class	(1,931,051)	(145,055)
Total distributions	(5,026,003)	(11,754,462)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	168,897,014	186,115,028
Proceeds from shares sold - Institutional Class	99,255,481	214,116,385
Proceeds from shares issued to holders in
reinvestment of dividends - Retail Class	2,919,440	8,084,798
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	1,892,170	3,068,737
Cost of shares redeemed - Retail Class *	(265,074,961)	(351,579,721)
Cost of shares redeemed - Institutional Class **	(114,132,958)	(94,803,734)
Net decrease in net assets from capital share transactions	(106,243,814)	(34,998,507)

TOTAL DECREASE IN NET ASSETS:	(95,661,010)	(15,541,200)
NET ASSETS
Beginning of year	1,406,024,364	1,421,565,564
End of year (including accumulated net investment
loss of $(1,873,912) and $(34,281,751), respectively)	$1,310,363,354	$1,406,024,364

CHANGES IN SHARES OUTSTANDING:
Shares sold -Retail Class	10,525,894	14,017,941
Shares sold - Institutional Class	6,192,321	15,601,976
Shares issued to holders in reinvestment of dividends - Retail Class	177,366	626,061
Shares issued to holders in reinvestment of dividends -Institutional Class	115,026	235,615
Shares redeemed - Retail Class	(16,787,529)	(27,452,158)
Shares redeemed - Institutional Class	(7,305,189)	(7,495,664)
Net decrease in shares outstanding	(7,082,111)	(4,466,229)

* Net of redemption fees of (Retail Class):	$18,328	$6,888
** Net of redemption fees of (Institutional Class):	$2	$23

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  53

Leuthold Asset Allocation Fund

Statements of Changes in Net Assets (Consolidated)

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009

OPERATIONS:
Net investment income	$15,846,137	$34,211,335
Net realized gain (loss) on investments, investment companies, short positions,
foreign currency, and foreign currency translation	64,565,842	(531,584,342)
Net unrealized appreciation on investments, investment companies,
short positions, foreign currency, and foreign currency translation	24,673,607	350,145,636
Net increase(decrease) in net assets from operations	105,085,586	(147,227,371)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(1,213,277)	(19,928,664)
From net investment income - Institutional Class	(549,204)	(11,467,158)
From net realized gains - Retail Class	—	—
From net realized gains - Institutional Class	—	—
Return of Capital - Retail Class	(4,032,554)	—
Return of Capital - Institutional Class	(1,825,382)	—
Total distributions	(7,620,417)	(31,395,822)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	269,449,836	419,552,436
Proceeds from shares sold - Institutional Class	132,879,950	164,837,640
Proceeds from shares issued to holders in
reinvestment of dividends - Retail Class	4,771,756	18,315,706
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	2,142,582	10,526,794
Cost of shares redeemed - Retail Class *	(347,429,796)	(690,837,491)
Cost of shares redeemed - Institutional Class **	(121,529,433)	(434,393,574)
Net decrease in net assets from capital share transactions	(59,715,105)	(511,998,489)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	37,750,064	(690,621,682)
NET ASSETS
Beginning of year	1,199,071,770	1,889,693,452
End of year (including accumulated net investment
income (loss) of $320,103 and $66,592,857, respectively)	$1,236,821,834	$1,199,071,770

CHANGES IN SHARES OUTSTANDING:
Shares sold -Retail Class	27,769,493	54,606,678
Shares sold - Institutional Class	13,668,262	21,536,485
Shares issued to holders in reinvestment of dividends - Retail Class	478,205	2,311,462
Shares issued to holders in reinvestment of dividends -Institutional Class	214,388	1,338,483
Shares redeemed - Retail Class	(36,248,252)	(91,475,621)
Shares redeemed - Institutional Class	(12,596,014)	(56,924,983)

Net decrease in shares outstanding	(6,713,918)	(68,607,496)

* Net of redemption fees of (Retail Class):	$4,001	$51,462
** Net of redemption fees of (Institutional Class):	$—	$8,310

54  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Global Fund

Statements of Changes in Net Assets (Consolidated)

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009

OPERATIONS:
Net investment income	$2,069,446	$1,960,117
Net realized gain (loss) on investments, investment companies, short positions,
foreign currency, and foreign currency translation	19,514,817	(5,476,356)
Net unrealized appreciation on investments, investment companies,
short positions, foreign currency, and foreign currency translation	5,097,126	27,140,242
Net increase in net assets from operations	26,681,389	23,624,003

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(201,150)	(618,634)
From net investment income - Institutional Class	(423,478)	(1,433,819)
From net realized gains - Retail Class	—	—
From net realized gains - Institutional Class	—	—
Total distributions	(624,628)	(2,052,453)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	84,051,580	59,189,888
Proceeds from shares sold - Institutional Class	77,405,797	82,792,698
Proceeds from shares issued to holders in
reinvestment of dividends - Retail Class	125,999	392,293
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	362,170	1,235,122
Cost of shares redeemed - Retail Class*	(51,419,965)	(29,844,638)
Cost of shares redeemed - Institutional Class**	(26,707,262)	(26,552,371)
Net increase in net assets from capital share transactions	83,818,319	87,212,992

TOTAL INCREASE IN NET ASSETS:	109,875,080	108,784,542
NET ASSETS
Beginning of year	179,771,240	70,986,698
End of year (including accumulated net investment
income (loss) of $2,218 and ($828,157), respectively)	$289,646,320	$179,771,240

CHANGES IN SHARES OUTSTANDING:
Shares sold -Retail Class	8,754,373	7,928,026
Shares sold - Institutional Class	8,056,701	10,792,892
Shares issued to holders in reinvestment of dividends - Retail Class	12,879	49,459
Shares issued to holders in reinvestment of dividends -Institutional Class	36,911	156,565
Shares redeemed - Retail Class	(5,455,495)	(3,916,540)
Shares redeemed - Institutional Class	(2,793,589)	(3,555,197)
Net increase in shares outstanding	8,611,780	11,455,205

* Net of redemption fees of (Retail Class):	$17,562	$618
** Net of redemption fees of (Institutional Class):	$—	$—

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  55

Leuthold Select Industries Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009

OPERATIONS:
Net investment income (loss)	$110,459	$(128,880)
Net realized gain (loss) on investments, foreign currency, and
foreign currency translation	187,472	(6,387,544)
Net unrealized appreciation (depreciation) on investments,
investment companies, foreign currency, and foreign
currency translation	(4,391,386)	6,128,336

Net decrease in net assets from operations	(4,093,455)	(388,088)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(87,441)	—
From net realized gains	—	—
Return of capital	—	—
Total distributions	(87,441)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,399,177	20,965,333
Proceeds from shares sold in connection with the acquisition
of Leuthold Select Equities Fund - (Note 1)	8,835,263	—
Proceeds from shares issued to holders in
reinvestment of dividends	60,336	—
Cost of shares redeemed	(25,568,753)	(15,666,264)
Net increase (decrease) in net assets from capital share transactions	(4,273,977)	5,299,069

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(8,454,873)	4,910,981
NET ASSETS
Beginning of year	47,543,360	42,632,379
End of year (including accumulated net investment
income (loss) of $22,725 and $0, respectively)	$39,088,487	$47,543,360

CHANGES IN SHARES OUTSTANDING:
Shares sold	980,357	1,915,831
Shares sold in connection with the acquisition of
Leuthold Select Equities Fund	731,396	—
Shares issued to holders in reinvestment of dividends	5,305	—
Shares redeemed	(2,112,955)	(1,478,826)
Net increase (decrease) in shares outstanding	(395,897)	437,005

56  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Global Industries Fund

Statements of Changes in Net Assets

Period from
May 17, 2010*
through
September 30, 2010

OPERATIONS:
Net investment income	$5,734
Net realized gain on investments, investment companies, foreign currency,
and foreign currency translation	70,563
Net unrealized appreciation on investments, investment companies,
foreign currency, and foreign currency translation	1,172,682
Net increase in net assets from operations	1,248,979

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	—
From net investment income - Institutional Class	—
From net realized gains - Retail Class	—
From net realized gains - Institutional Class	—
Total distributions	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	5,128,852
Proceeds from shares sold - Institutional Class	3,342,433
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	—
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	—
Cost of shares redeemed - Retail Class	—
Cost of shares redeemed - Institutional Class	—
Net increase in net assets from capital share transactions	8,471,285

TOTAL INCREASE IN NET ASSETS:	9,720,264
NET ASSETS
Beginning of period	—
End of period (including accumulated net investment
income of $2,032)	$9,720,264

CHANGES IN SHARES OUTSTANDING:
Shares sold -Retail Class	531,349
Shares sold - Institutional Class	351,371
Shares issued to holders in reinvestment of dividends - Retail Class	—
Shares issued to holders in reinvestment of dividends -Institutional Class	—
Shares redeemed - Retail Class	—
Shares redeemed - Institutional Class	—
Net increase in shares outstanding	882,720

*Commencement of Fund Operations

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  57

Leuthold Undervalued & Unloved Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009

OPERATIONS:
Net investment income	$123,156	$153,678
Net realized gain (loss) on investments and investment companies	1,922,768	(6,586,377)
Net unrealized appreciation (depreciation) on investments, investment
companies, foreign currency, and foreign currency translation	(1,109,402)	3,090,356
Net increase (decrease) in net assets from operations	936,522	(3,342,343)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(99,971)	(205,927)
Total distributions	(99,971)	(205,927)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,953,091	4,763,891
Proceeds from shares issued to holders in
reinvestment of dividends	96,463	200,336
Cost of shares redeemed*	(6,603,547)	(9,904,032)
Net decrease in net assets from capital share transactions	(4,553,993)	(4,939,805)

TOTAL DECREASE IN NET ASSETS:	(3,717,442)	(8,488,075)
NET ASSETS
Beginning of year	11,713,295	20,201,370
End of year (including accumulated net investment
income of $27,283 and $6,320, respectively)	$7,995,853	$11,713,295

CHANGES IN SHARES OUTSTANDING:
Shares sold	246,739	792,527
Shares issued to holders in reinvestment of dividends	12,269	32,493
Shares redeemed	(857,460)	(1,712,155)
Net decrease in shares outstanding	(598,452)	(887,135)

* Net of redemption fees of:	$1,794	$18

58  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Global Clean Technology Fund

Statements of Changes in Net Assets

		Period from
		July 22, 2009*
	Year Ended	through
	September 30, 2010	September 30, 2009

OPERATIONS:

Net investment loss	$(253,652)	$(19,736)
Net realized loss on investments, investment companies, foreign currency,
and foreign currency translation	(689,320)	(24,676)
Net unrealized appreciation (depreciation) on investments, investment companies,
foreign currency, and foreign currency translation	(1,887,137)	965,616
Net increase (decrease) in net assets from operations	(2,830,109)	921,204

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	—	—
From net investment income - Institutional Class	—	—
From net realized gains - Retail Class	—	—
From net realized gains - Institutional Class	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	14,727,315	2,068,856
Proceeds from shares sold - Institutional Class	11,645,942	5,641,064
Proceeds from shares issued to holders in
reinvestment of dividends - Retail Class	—	—
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	—	—
Cost of shares redeemed - Retail Class **	(4,027,376)	(1,944)
Cost of shares redeemed - Institutional Class ***	(758,976)	—
Net increase in net assets from capital share transactions	21,586,905	7,707,976

TOTAL INCREASE IN NET ASSETS:	18,756,796	8,629,180
NET ASSETS
Beginning of period	8,629,180	—
End of period (including accumulated net investment
loss of $(1,375) and $(8) respectively)	$27,385,976	$8,629,180

CHANGES IN SHARES OUTSTANDING:
Shares sold -Retail Class	1,354,745	188,638
Shares sold - Institutional Class	1,011,088	560,845
Shares issued to holders in reinvestment of dividends - Retail Class	—	—
Shares issued to holders in reinvestment of dividends -Institutional Class	—	—
Shares redeemed - Retail Class	(385,687)	(187)
Shares redeemed - Institutional Class	(75,494)	—
Net increase in shares outstanding	1,904,652	749,296

*Commencement of operations
** Net of redemption fees of (Retail Class):	$767	$40

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  59

Leuthold Hedged Equity Fund

Statements of Changes in Net Assets

		Period from
		July 22, 2009*
	Year Ended	through
	September 30, 2010	September 30, 2009

OPERATIONS:
Net investment loss	$(101,211)	$(3,569)
Net realized loss on investments, investment companies, and short positions	(551,085)	(52,568)
Net unrealized appreciation on investments,
investment companies, and short positions	79,270	24,139
Net decrease in net assets from operations	(573,026)	(31,998)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	—	—
From net investment income - Institutional Class	—	—
From net realized gains - Retail Class	—	—
From net realized gains - Institutional Class	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	8,141,275	602,225
Proceeds from shares sold - Institutional Class	653,583	1,540,555
Proceeds from shares issued to holders in
reinvestment of dividends - Retail Class	—	—
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	—	—
Cost of shares redeemed - Retail Class **	(3,735,782)	(980)
Cost of shares redeemed - Institutional Class ***	(2,006,364)	—
Net increase in net assets from capital share transactions	3,052,712	2,141,800

TOTAL INCREASE IN NET ASSETS:	2,479,686	2,109,802
NET ASSETS
Beginning of period	2,109,802	—
End of period (including accumulated net investment
income (loss) of $(24) and $0 respectively)	$4,589,488	$2,109,802

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	885,085	62,217
Shares sold - Institutional Class	68,347	158,480
Shares issued to holders in reinvestment of dividends - Retail Class	—	—
Shares issued to holders in reinvestment of dividends -Institutional Class	—	—
Shares redeemed - Retail Class	(426,389)	(104)
Shares redeemed - Institutional Class	(219,245)	—
Net increase in shares outstanding	307,798	220,593

* Commencement of operations.
** Net of redemption fees of (Retail Class):	$106	$20
*** Net of redemption fees of (Institutional Class):	$—	$—

60  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Grizzly Short Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009

OPERATIONS:
Net investment loss	$(3,599,148)	$(3,973,183)
Net realized loss on short positions, foreign currency, and
foreign currency translation	(20,017,576)	(6,599,614)
Net unrealized depreciation on investments, short positions,
foreign currency, and foreign currency translation	(911,386)	(18,304,900)
Net decrease in net assets from operations	(24,528,110)	(28,877,697)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(154,600)
From net realized gains	—	(3,170,228)
Return of capital	—	(3,189,306)
Total distributions	—	(6,514,134)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	320,755,091	474,152,943
Proceeds from shares issued to holders in
reinvestment of dividends	—	5,766,504
Cost of shares redeemed	(185,918,997)	(494,022,183)
Net increase (decrease) in net assets from capital share transactions	134,836,094	(14,102,736)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	110,307,984	(49,494,567)
NET ASSETS
Beginning of year	86,244,258	135,738,825
End of year (including accumulated net investment
income (loss) of $(39) and $0, respectively)	$196,552,242	$86,244,258

CHANGES IN SHARES OUTSTANDING:
Shares sold	72,220,440	57,292,490
Shares issued to holders in reinvestment of dividends	—	621,569
Shares redeemed	(42,727,644)	(58,293,264)
Net increase (decrease) in shares outstanding	29,492,796	(379,205)

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  61

Leuthold Core Investment Fund - Retail

Financial Highlights

	Year Ended	Year Ended
	September 30,	September 30,	Year Ended	Year Ended	Year Ended
	2010	2009	September 30,	September 30,	September 30,
	(Consolidated)	(Consolidated)	2008	2007	2006

Per Share Data (1):
Net asset value, beginning of year	$15.79	$15.20	$21.18	$17.45	$17.50
Income (loss) from investment operations:
Net investment income	0.14 (2)	0.28 (2)	0.26 (3)	0.39 (3)	0.43 (3)
Net realized and unrealized gains (losses)
on investments and short positions	0.11	0.45	(2.18)	3.81	0.68
Total from investment operations	0.25	0.73	(1.92)	4.20	1.11

Less distributions:
From net investment income	—	(0.13)	(0.31)	(0.38)	(0.42)
From net realized gains	—	—	(3.75)	(0.09)	(0.74)
Return of capital	(0.05)	(0.01)	—	—	—
Redemption fees(4)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.05)	(0.14)	(4.06)	(0.47)	(1.16)
Net asset value, end of period	$15.99	$15.79	$15.20	$21.18	$17.45

Total return	1.53%	4.95%	(11.48%)	24.32%	6.64%

Supplemental data and ratios:
Net assets, end of period	$858,708,522	$944,341,607	$1,103,832,039	$1,574,861,576	$1,490,923,347
Ratio of expenses to average net assets:
Before expense reimbursement (5)	1.37%	1.15%	1.28%	1.15%	1.39%
After expense reimbursement (5)	1.37%	1.15%	1.28%	1.15%	1.39%
Ratio of net investment income to average net assets:
Before expense reimbursement (6)	0.85%	2.14%	1.51%	1.96%	2.51%
After expense reimbursement (6)	0.85%	2.14%	1.51%	1.96%	2.51%
Portfolio turnover rate (7)	100.36%	116.70%	238.34%	144.17%	86.40%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions.  The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.12% and 1.12%, respectively, for the year ended September 30, 2010, 1.14% and 1.14%, respectively, for the year ended September 30, 2009, 1.11% and 1.11%, respectively, for the year ended September 30, 2008, 1.08% and 1.08%, respectively, for the year ended September 30, 2007, and 1.08% and 1.08%, respectively, for the year ended September 30, 2006.

(6)	The net investment income ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

62  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Core Investment Fund - Institutional

Financial Highlights

					Period from
	Year Ended	Year Ended			January 31, 2006(1)
	September 30,	September 30,	Year Ended	Year Ended	through
	2010	2009	September 30,	September 30,	September 30,
	(Consolidated)	(Consolidated)	2008	2007	2006

Per Share Data (2):
Net asset value, beginning of year	$15.78	$15.19	$21.17	$17.43	$17.74
Income (loss) from investment operations:
Net investment income	0.15 (3)	0.30 (4)	0.28 (4)	0.40 (4)	0.30	(4)
Net realized and unrealized gains (losses)
on investments and short positions	0.11	0.45	(2.19)	3.83	(0.27)
Total from investment operations	0.26	0.75	(1.91)	4.23	0.03

Less distributions:
From net investment income	—	(0.15)	(0.32)	(0.40)	(0.34)
From net realized gains	—	—	(3.75)	(0.09)	—
Return of capital	(0.06)	(0.01)	—	—	—
Redemption fees	0.00 (5)	0.00 (5)	—	—	0.00	(5)
Total distributions	(0.06)	(0.16)	(4.07)	(0.49)	(0.34)
Net asset value, end of period	$15.98	$15.78	$15.19	$21.17	$17.43

Total return	1.64%	5.14%	(11.46%)	24.53%	0.17%

Supplemental data and ratios:
Net assets, end of period	$451,654,832	$461,682,757	$317,733,525	$203,412,179	$103,587,516
Ratio of expenses to average net assets:
Before expense reimbursement (6)	1.27%	1.03%	1.18%	1.05%	1.32	%(7)
After expense reimbursement (6)	1.27%	1.03%	1.18%	1.05%	1.32	%(7)
Ratio of net investment income to average net assets:
Before expense reimbursement (7)	0.95%	2.25%	1.61%	2.06%	2.83	%(7)
After expense reimbursement (7)	0.95%	2.25%	1.61%	2.06%	2.83	%(7)
Portfolio turnover rate (8)	100.36%	116.70%	238.34%	144.17%	86.40%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)
The ratio of expenses to average net assets includes dividends and interest on short positions.  The before expense reimbursement and after expense  reimbursement ratios excluding dividends on short positions were 1.02% and 1.02%, respectively, for the year ended September 30, 2010, 1.02% and 1.02%, respectively,  for the year ended September 30, 2009, 1.01% and 1.01%, respectively, for the year ended September 30, 2008, 0.98% and 0.98%, respectively, for the year ended September 30, 2007, and 0.99% and 0.99%, respectively, for the period ended September 30, 2006.

(7)	The net investment income ratios include dividends and interest on short positions.
(8)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  63

Leuthold Asset Allocation Fund - Retail

Financial Highlights

					Period from
	Year Ended	Year Ended			May 24, 2006(1)
	September 30,	September 30,	Year Ended	Year Ended	through
	2010	2009	September 30,	September 30,	September 30,
	(Consolidated)	(Consolidated)	2008	2007	2006

Per Share Data (2):
Net asset value, beginning of year	$9.12	$9.45	$11.43	$9.73	$10.00
Income (loss) from investment operations:
Net investment income	0.11 (3)	0.21 (4)	0.20 (4)	0.16 (4)	0.03	(4)
Net realized and unrealized gains (losses)
on investments and short positions	0.74	(0.35)	(1.80)	1.72	(0.30)
Total from investment operations	0.85	(0.14)	(1.60)	1.88	(0.27)

Less distributions:
From net investment income	(0.02)	(0.19)	(0.20)	(0.18)	—
From net realized gains	—	—	(0.18)	—	—
Return of capital	(0.04)	—	—	—	—
Redemption fees	0.00 (5)	0.00 (5)	0.00 (5)	0.00 (5)	—
Total distributions	(0.06)	(0.19)	(0.38)	(0.18)	—
Net asset value, end of period	$9.91	$9.12	$9.45	$11.43	$9.73

Total return	9.26%	(1.20%)	(14.45%)	19.46%	(2.70%)

Supplemental data and ratios:
Net assets, end of period	$843,525,684	$849,399,319	$1,205,840,473	$566,453,346	$77,573,030
Ratio of expenses to average net assets:
Before expense reimbursement (6)	1.57%	1.34%	1.34%	1.43%	1.78	%(7)
After expense reimbursement (6)	1.57%	1.34%	1.34%	1.43%	1.73	%(7)
Ratio of net investment income to average net assets:
Before expense reimbursement (8)	1.17%	2.60%	1.99%	1.97%	2.71	%(7)
After expense reimbursement (8)	1.17%	2.60%	1.99%	1.97%	2.76	%(7)
Portfolio turnover rate (9)	100.64%	147.01%	197.96%	196.15%	26.83%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)
The ratio of expenses to average net assets includes dividends and interest on short positions.  The before expense reimbursement and after expense reimbursement ratios excluding dividends and interest on short positions were 1.32% and 1.32% respectively for the year ended September 30, 2010,  1.32% and 1.32%, respectively, for the year ended September 30, 2009, 1.23% and 1.23%, respectively, for the year ended September 30, 2008, 1.32% and 1.32%, respectively, for the year ended September 30, 2007, and 1.55% and 1.50%, respectively, for the period ended September 30, 2006.

(7)	Annualized.
(8)	The net investment income ratios include dividends and interest on short positions.
(9)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

64  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Asset Allocation Fund - Institutional

Financial Highlights

				Period from
	Year Ended	Year Ended		January 31, 2007 (1)
	September 30,	September 30,	Year Ended	through
	2010	2009	September 30,	September 30,
	(Consolidated)	(Consolidated)	2008	2007

Per Share Data (2):
Net asset value, beginning of year	$9.13	$9.45	$11.44	$10.53

Income (loss) from investment operations:
Net investment income	0.13 (3)	0.23 (4)	0.21 (4)	0.12	(4)
Net realized and unrealized gains (losses)
on investments and short positions	0.73	(0.34)	(1.81)	0.92
Total from investment operations	0.86	(0.11)	(1.60)	1.04

Less distributions:
From net investment income	(0.02)	(0.21)	(0.21)	(0.13)
From net realized gains	—	—	(0.18)	—
Return of capital	(0.04)	—	—	—
Redemption fees	—	0.00 (5)	0.00 (5)	0.00	(5)
Total distributions	(0.06)	(0.21)	(0.39)	(0.13)
Net asset value, end of period	$9.93	$9.13	$9.45	$11.44

Total return	9.41%	(0.85%)	(14.42%)	9.95%

Supplemental data and ratios:
Net assets, end of period	$393,296,150	$349,672,451	$683,852,979	$189,777,479
Ratio of expenses to average net assets:
Before expense reimbursement (6)	1.36%	1.11%	1.21%	1.22	% (7)
After expense reimbursement (6)	1.36%	1.11%	1.21%	1.22	% (7)
Ratio of net investment income to average net assets:
Before expense reimbursement (8)	1.38%	2.82%	2.12%	2.11	% (7)
After expense reimbursement (8)	1.38%	2.82%	2.12%	2.11	% (7)
Portfolio turnover rate (9)	100.64%	147.01%	197.96%	196.15%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)
The ratio of expenses to average net assets includes dividends and interest on short positions.  The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.11% and 1.11%, respectively, for the year ended September 30, 2010, 1.10% and 1.10%, respectively, for the year ended September 30, 2009, 1.09% and 1.09%,  respectively, for the year ended September 30, 2008, and 1.08% and 1.08%, respectively, for the period ended September 30, 2007.

(7)	Annualized.
(8)	The net investment income ratios include dividends on short positions.
(9)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  65

Leuthold Global Fund - Retail

Financial Highlights

			Period from
			July 1,
	Year Ended September 30,	Year Ended September 30,	2008 (1) through
	2010(Consolidated)	2009(Consolidated)	September 30, 2008

Per Share Data (2):
Net asset value, beginning of year	$9.07	$8.51	$10.00
Income (loss) from investment operations:
Net investment income	0.07 (3)	0.09 (4)	0.03	(4)
Net realized and unrealized gains (losses)
on investments and short positions	1.06	0.59	(1.52)
Total from investment operations	1.13	0.68	(1.49)
Less distributions:
From net investment income	(0.02)	(0.12)	––
From net realized gains	—	—	––
Redemption fees (5)	0.00	0.00	0.00
Total distributions	(0.02)	(0.12)	––
Net asset value, end of period	$10.18	$9.07	$8.51

Total return	12.39%	8.28%	(14.04%)

Supplemental data and ratios:
Net assets, end of period	$98,906,854	$58,120,794	$19,940,804
Ratio of expenses to average net assets:
Before expense reimbursement (6)	1.93%	1.82%	1.83	% (7)
After expense reimbursement (6)	1.93%	1.82%	1.83	% (7)
Ratio of net investment income to average net assets:
Before expense reimbursement (8)	0.78%	1.56%	2.01	% (7)
After expense reimbursement (8)	0.78%	1.56%	2.01	% (7)
Portfolio turnover rate (9)	140.87%	152.90%	62.34%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)
The ratio of expenses to average net assets includes dividends and interest on short positions.  The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.65% and 1.65%, respectively, for the year ended September 30, 2010, 1.77% and 1.77%, respectively, for the year ended September 30, 2009, and 1.83% and 1.83%, respectively, for the period ended September 30, 2008.

(7)	Annualized.
(8)	The net investment income ratios include dividends on short positions.
(9)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

66  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Global Fund - Institutional

Financial Highlights

			Period from
			April 30,
	Year Ended September 30,	Year Ended September 30,	2008 (1) through
	2010(Consolidated)	2009(Consolidated)	September 30, 2008

Per Share Data (2):
Net asset value, beginning of year	$9.08	$8.51	$10.00
Income (loss) from investment operations:
Net investment income	0.09 (3)	0.11 (4)	0.04	(4)
Net realized and unrealized gains (losses)
on investments and short positions	1.06	0.59	(1.53)
Total from investment operations	1.15	0.70	(1.49)
Less distributions:
From net investment income	(0.03)	(0.13)	––
From net realized gains	—	—	––
Total distributions	(0.03)	(0.13)	––
Net asset value, end of period	$10.20	$9.08	$8.51

Total return	12.52%	8.63%	(14.90%)

Supplemental data and ratios:
Net assets, end of period	$190,739,466	$121,650,446	$51,045,894
Ratio of expenses to average net assets:
Before expense reimbursement (5)	1.75%	1.57%	1.61	% (6)
After expense reimbursement (5)	1.75%	1.57%	1.61	% (6)
Ratio of net investment income to average net assets:
Before expense reimbursement (7)	0.97%	1.80%	2.20	% (6)
After expense reimbursement (7)	0.97%	1.80%	2.20	% (6)
Portfolio turnover rate (8)	140.87%	152.90%	62.34%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions.  The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.47% and 1.47%, respectively, for the year ended September 30, 2010, 1.53% and 1.53%, respectively, for the year ended September 30, 2009, and 1.60% and 1.60%, respectively, for the period ended September 30, 2008.

(6)	Annualized.
(7)	The net investment income ratios include dividends on short positions.
(8)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  67

Leuthold Select Industries Fund

Financial Highlights

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	September 30,	September 30,		September 30,		September 30,	September 30,
	2010	2009		2008		2007	2006

Per Share Data (1):
Net asset value, beginning of year	$12.82	$13.03		$21.94		$17.25	$16.07
Income (loss) from investment operations:
Net investment income (loss)	0.03 (2)	(0.04	) (3)	(0.04	) (3)	0.13 (3)	0.04 (3)
Net realized and unrealized
gains (losses) on investments
and short positions	(1.03)	(0.17)		(3.15)		4.98	1.34
Total from investment operations	(1.00)	(0.21)		(3.19)		5.11	1.38

Less distributions:
From net investment income	(0.02)	—		(0.06)		(0.12)	(0.03)
From net realized gains	—	—		(5.63)		(0.30)	(0.17)
Return of capital	—	—		(0.03)		—	—
Total distributions	(0.02)	—		(5.72)		(0.42)	(0.20)
Net asset value, end of period	$11.80	12.82		$13.03		$21.94	$17.25

Total return	(7.76%)	(1.69%)		(18.90%)		30.12%	8.67%

Supplemental data and ratios:
Net assets, end of period	$39,088,487	$47,543,360		$42,632,379		$74,020,005	$76,270,125
Ratio of expenses to average net assets:
Before expense recovery	1.30%	1.38%		1.30%		1.29%	1.30%
After expense recovery	1.30%	1.38%		1.30%		1.29%	1.32%
Ratio of net investment income
to average net assets:
Before expense recovery	0.24%	(0.38%)		(0.11%)		0.61%	0.26%
After expense recovery	0.24%	(0.38%)		(0.11%)		0.61%	0.24%
Portfolio turnover rate	178.24%	164.20%		139.89%		132.08%	179.88%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

68  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Global Industries Fund - Retail

Financial Highlights

	Period from
	May 17, 2010 (1)
	through
	September 30, 2010

Per Share Data(2):
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (3)(4)	––
Net realized and unrealized gains
on investments and short positions	1.01
Total from investment operations	1.01

Less distributions:
From net investment income	––
From net realized gains	––
Total distributions	––
Net asset value, end of period	$11.01

Total return	10.10%

Supplemental data and ratios:
Net assets, end of period	$5,850,019
Ratio of expenses to average net assets:
Before expense reimbursement	4.42	% (5)
After expense reimbursement	1.96	% (5)
Ratio of net investment income to average net assets:
Before expense reimbursement	(2.29	%)(5)
After expense reimbursement	0.17	% (5)
Portfolio turnover rate	112.58%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)	Annualized.

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  69

Leuthold Global Industries Fund - Institutional

Financial Highlights

	Period from
	May 17, 2010 (1)
	through
	September 30, 2010

Per Share Data(2):
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.01
Net realized and unrealized gains
on investments and short positions	1.00
Total from investment operations	1.01

Less distributions:
From net investment income	––
From net realized gains	––
Total distributions	––
Net asset value, end of period	$11.01

Total return	10.10%

Supplemental data and ratios:
Net assets, end of period	$3,870,245
Ratio of expenses to average net assets:
Before expense reimbursement	4.17	% (4)
After expense reimbursement	1.71	% (4)
Ratio of net investment income to average net assets:
Before expense reimbursement	(2.04	%)(4)
After expense reimbursement	0.42	% (4)
Portfolio turnover rate	112.58%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Annualized.

70  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Undervalued & Unloved Fund

Financial Highlights

				Period from
				November 14, 2006 (1)
	Year Ended	Year Ended	Year Ended	through
	September 30, 2010	September 30, 2009	September 30, 2008	September 30, 2007

Per Share Data (2):
Net asset value, beginning of year	$7.39	$8.17	$10.12	$10.00
Income (loss) from investment operations:
Net investment income (3)	0.12	0.07	0.14	0.11
Net realized and unrealized gains (losses)
on investments and short positions	0.68	(0.76)	(1.97)	0.12
Total from investment operations	0.80	(0.69)	(1.83)	0.23

Less distributions:
From net investment income	(0.09)	(0.09)	(0.12)	(0.11)
Redemption fees	0.00 (4)	0.00 (4)	0.00 (4)	—
Total distributions	(0.09)	(0.09)	(0.12)	(0.11)
Net asset value, end of period	$8.10	$7.39	$8.17	$10.12

Total return	10.88%	(8.25%)	(18.23%)	2.30%

Supplemental data and ratios:
Net assets, end of period	$7,995,853	$11,713,295	$20,201,370	$11,425,370
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.67%	1.56%	1.35%	2.03	% (5)
After expense reimbursement or recovery	1.50%	1.50%	1.50%	1.50	% (5)
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	1.13%	1.13%	1.79%	1.00	%(5)
After expense reimbursement or recovery	1.30%	1.19%	1.64%	1.53	%(5)
Portfolio turnover rate	124.12%	126.70%	110.14%	56.25%

(1)	Commencement of operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)	Annualized.

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  71

Leuthold Global Clean Technology Fund - Retail

Financial Highlights

		Period from
		July 22, 2009 (1)
	Year Ended	through
	September 30, 2010	September 30, 2009

Per Share Data (2):
Net asset value, beginning of period	$11.52	$10.00
Income (loss) from investment operations:
Net investment loss (3)	(0.14)	(0.01)
Net realized and unrealized gains (losses)
on investments and short positions	(1.08)	1.53
Total from investment operations	(1.22)	1.52

Less distributions:
From net investment income	—	––
From net realized gains	—	––
Redemption fees (4)	0.00	0.00
Total distributions	—	––
Net asset value, end of period	$10.30	$11.52

Total return	(10.59%)	15.20%

Supplemental data and ratios:
Net assets, end of period	$11,926,464	$2,170,237
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.75%	3.67	% (5)
After expense reimbursement or recovery	1.84%	2.07	% (5)
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(1.23%)	(3.35	%)(5)
After expense reimbursement or recovery	(1.32%)	(1.75	%)(5)
Portfolio turnover rate	62.17%	22.50%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)	Annualized.

72  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Global Clean Technology Fund - Institutional

Financial Highlights

		Period from
		July 22, 2009 (1)
	Year Ended	through
	September 30, 2010	September 30, 2009

Per Share Data (2):
Net asset value, beginning of period	$11.52	$10.00
Income (loss) from investment operations:
Net investment loss (3)	(0.11)	(0.03)
Net realized and unrealized gains (losses)
on investments and short positions	(1.08)	1.55
Total from investment operations	(1.19)	1.52

Less distributions:
From net investment income	—	––
From net realized gains	—	––
Total distributions	—	––
Net asset value, end of period	$10.33	$11.52

Total return	(10.33%)	15.20%

Supplemental data and ratios:
Net assets, end of period	$15,459,512	$6,458,943
Ratio of expenses to average net assets:
Before expense reimbursement	1.51%	3.42	% (4)
After expense reimbursement	1.60%	1.82	% (4)
Ratio of net investment income to average net assets:
Before expense reimbursement	(0.99%)	(3.11	%)(4)
After expense reimbursement	(1.08%)	(1.51	%)(4)
Portfolio turnover rate	62.17%	22.50%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Annualized.

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  73

Leuthold Hedged Equity Fund - Retail

Financial Highlights

			Period from
			July 22, 2009 (1)
	Year Ended		through
	September 30, 2010		September 30, 2009

Per Share Data (2):
Net asset value, beginning of period	$9.56		$10.00
Loss from investment operations:
Net investment loss	(0.18	)(3)	(0.02	)(4)
Net realized and unrealized losses
on investments and short positions	(0.69)		(0.42)
Total from investment operations	(0.87)		(0.44)

Less distributions:
From net investment income	—		––
From net realized gains	—		––
Redemption fees (5)	0.00		0.00
Total distributions	—		––
Net asset value, end of period	$8.69		$9.56

Total return	(9.10%)		(4.40%)

Supplemental data and ratios:
Net assets, end of period	$4,523,612		$593,636
Ratio of expenses to average net assets:
Before expense reimbursement (6)	3.53%		17.77	% (7)
After expense reimbursement (6)	2.80%		2.69	% (7)
Ratio of net investment income to average net assets:
Before expense reimbursement (8)	(2.77%)		(17.27	%)(7)
After expense reimbursement (8)	(2.04%)		(2.19	%)(7)
Portfolio turnover rate (9)	260.05%		34.06%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated based on average shares outstanding.
(4)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)
The ratio of expenses to average net assets includes dividends on short positions.  The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 2.97% and 2.24% respectively, for the year ended September 30, 2010, and 17.47% and 2.37%, respectively, for the period ended September 30, 2009.

(7)	Annualized.
(8)	The net investment income ratios include dividends on short positions.
(9)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

74  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Hedged Equity Fund - Institutional

Financial Highlights

			Period from
			July 22, 2009 (1)
	Year Ended		through
	September 30, 2010		September 30, 2009

Per Share Data (2):
Net asset value, beginning of period	$9.57		$10.00
Loss from investment operations:
Net investment loss	(0.17	)(3)	(0.01	)(4)
Net realized and unrealized losses
on investments and short positions	(0.71)		(0.42)
Total from investment operations	(0.88)		(0.43)

Less distributions:
From net investment income	—		––
From net realized gains	—		––
Total distributions	—		––
Net asset value, end of period	$8.69		$9.57

Total return	(9.20%)		(4.30%)

Supplemental data and ratios:
Net assets, end of period	$65,876		$1,516,166
Ratio of expenses to average net assets:
Before expense reimbursement (5)	3.28%		17.53	% (6)
After expense reimbursement (5)	2.55%		2.44	% (6)
Ratio of net investment income to average net assets:
Before expense reimbursement (7)	(2.52%)		(17.04	%)(6)
After expense reimbursement (7)	(1.79%)		(1.95	%)(6)
Portfolio turnover rate (8)	260.05%		34.06%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated based on average shares outstanding.
(4)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)
The ratio of expenses to average net assets includes dividends on short positions.  The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 2.72% and 1.99% respectively, for the year ended September 30, 2010, and 17.22% and 2.15%, respectively, for the period ended September 30, 2009.

(6)	Annualized.
(7)	The net investment income ratios include dividends on short positions.
(8)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  75

Grizzly Short Fund

Financial Highlights

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	September 30,		September 30,		September 30,	September 30,	September 30,
	2010		2009		2008	2007	2006

Per Share Data (1):
Net asset value, beginning of year	$4.75		$7.32		$4.88	$5.69	$6.72
Income (loss) from investment operations:
Net investment income (loss)	(0.12	)(6)	(0.22	)(2)	0.12 (2)	0.31 (2)	0.36 (2)
Net realized and unrealized gains (losses)
on investments and short positions	(0.51)		(1.97)		2.44	(0.81)	(1.04)
Total from investment operations	(0.63)		(2.19)		2.56	(0.50)	(0.68)

Less distributions:
From net investment income	––		(0.01)		(0.12)	(0.31)	(0.35)
From net realized gains	––		(0.19)		––	––	––
Return of capital	––		(0.18)		––	––	––
Total distributions	––		(0.38)		(0.12)	(0.31)	(0.35)
Net asset value, end of period	$4.12		$4.75		$7.32	$4.88	$5.69

Total return	(13.26%)		(32.54%)		53.43%	(8.82%)	(10.23%)

Supplemental data and ratios:
Net assets, end of period	$196,552,242		$86,244,258		$135,738,825	$76,664,501	$48,722,993
Ratio of expenses to average net assets:
Before expense reimbursement (3)	2.72%		3.53%		3.21%	2.86%	2.93%
After expense reimbursement (3)	2.72%		3.53%		3.21%	2.86%	2.93%
Ratio of net investment income
to average net assets:
Before expense reimbursement (4)	(2.71%)		(2.83%)		2.01%	6.40%	5.57%
After expense reimbursement (4)	(2.71%)		(2.83%)		2.01%	6.40%	5.57%
Portfolio turnover rate (5)	0.00%		0.00%		0.00%	0.00%	0.00%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)
The ratio of expenses to average net assets includes dividends on short positions.  The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.49% and 1.49%, respectively, for the period ended September 30, 2010, 1.47% and 1.47%, respectively, for the year ended September 30, 2009, 1.50% and 1.50%, respectively, for the year ended September 30, 2008, 1.61% and 1.61%, respectively, for the year ended September 30, 2007, and 1.57% and 1.57%, respectively, for the period ended September 30, 2006.

(4)	The net investment income ratios include dividends on short positions.
(5)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.
(6)	Net investment income per share is calculated based on average shares outstanding.

76  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Core Investment Fund

Consolidated Schedule of Investments
September 30, 2010

	Shares	Fair Value

COMMON STOCKS - 61.51%
Auto Components - 0.06%
Minth Group, Ltd. (b)	380,000	$758,154

Automobiles - 0.45%
BYD Co., Ltd. (b)	731,200	5,875,912

Beverages - 0.70%
Coca-Cola Femsa SAB De
CV - ADR	41,190	3,221,882
Fomento Economico Mexicano
SAB De CV - ADR	119,083	6,041,080

		9,262,962

Chemicals - 0.92%
China BlueChemical, Ltd. (b)	4,268,000	3,102,460
Sherwin Williams Co.	119,083	8,947,896
		12,050,356

Construction Materials - 0.08%
Semen Gresik Persero
Tbk PT (b)	893,000	990,555

Distributors - 0.15%
Jardine Cycle & Carriage,
Ltd. (b)	66,000	1,972,321

Diversified Consumer Services - 0.10%
New Oriental Education &
Technology Group - ADR (a)	13,716	1,338,407

Diversified Financial Services - 0.07%
Bursa Malaysia Bhd (b)	380,700	1,002,621

Electronic Equipment, Instruments
& Components - 4.76%
Amphenol Corp. - Class A	156,567	7,668,652
Arrow Electronics, Inc. (a)	132,133	3,531,915
Benchmark Electronics, Inc. (a)	100,323	1,645,297
Corning, Inc.	486,439	8,892,105
Dolby Laboratories, Inc. -
Class A (a)	85,635	4,864,924

	Shares	Fair Value

Electronic Equipment, Instruments
& Components - 4.76%(continued)

Flextronics International Ltd.
(a)(b)	930,232	$5,618,601
LG Display Co., Ltd. - ADR	193,391	3,372,739
Molex, Inc.	283,841	5,940,792
Plexus Corp. (a)	71,368	2,094,651
Sanmina-SCI Corp. (a)	335,226	4,049,530
Tyco Electronics, Ltd. (b)	323,807	9,461,641
Vishay Intertechnology, Inc. (a)	545,103	5,276,597
		62,417,444

Food & Staples Retailing - 2.91%
BJ's Wholesale Club, Inc. (a)	180,312	7,482,948
Costco Wholesale Corp.	230,688	14,877,069
CP ALL PCL (b)	1,756,100	2,444,653
Wal-Mart Stores, Inc.	248,418	13,295,332
		38,100,002

Food Products - 1.06%
Chaoda Modern Agriculture
Holdings, Ltd. (b)	4,097,000	3,395,311
China Green Holdings,
Ltd. (b)	1,824,000	1,763,148
Golden Agri-Resources,
Ltd. (b)	13,451,000	5,830,028
Lotte Confectionery Co.,
Ltd. (b)	1,253	1,469,205
Wilmar International, Ltd. (b)	310,000	1,416,699
		13,874,391

Health Care Equipment & Supplies - 0.67%
Mindray Medical International,
Ltd. - ADR	103,360	3,056,355
Shandong Weigao Group Medical
Polymer Co., Ltd. (b)	1,408,000	4,010,491
Supermax Corp. Bhd (b)	865,250	1,062,293
Top Glove Corp. Bhd (b)	427,200	709,924
		8,839,063

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  77

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2010

	Shares	Fair Value

Health Care Providers & Services - 7.72%
Aetna, Inc.	337,265	$10,660,947
AMERIGROUP Corp. (a)	283,532	12,041,604
CIGNA Corp.	412,441	14,757,139
Coventry Health Care, Inc. (a)	685,696	14,763,035
Healthspring, Inc. (a)	222,322	5,744,801
Humana, Inc. (a)	193,713	9,732,141
Magellan Health Services, Inc. (a)	155,090	7,326,452
Molina Healthcare, Inc. (a)	47,715	1,287,828
UnitedHealth Group, Inc.	352,257	12,367,743
Wellpoint, Inc. (a)	220,971	12,515,797
		101,197,487

Hotels, Restaurants & Leisure - 0.14%
Ctrip.com International, Ltd.
- ADR (a)	27,472	1,311,788
REXLot Holdings, Ltd. (b)	4,850,000	462,569
		1,774,357

Household Durables - 3.38%
Garmin, Ltd. (b)	104,401	3,168,570
LG Electronics, Inc. (b)	13,989	1,178,990
Panasonic Corp. - ADR	549,695	7,464,858
Sharp Corp. (b)	907,000	9,028,714
Sony Corp. - ADR	592,424	18,317,750
Whirlpool Corp.	38,686	3,132,019
Woongjin Coway Co., Ltd. (b)	50,170	1,953,561
		44,244,462

Industrial Conglomerates - 5.04%
3M Co.	106,440	9,229,412
Carlisle Companies, Inc.	253,255	7,584,987
General Electric Co.	1,011,582	16,438,208
Koninklijke Philips Electronics
N.V. - NYS	323,807	10,141,635
Siemens AG - ADR	86,865	9,155,571
Tyco International, Ltd. (b)	367,444	13,496,218
		66,046,031

	Shares	Fair Value

Insurance - 0.32%
China Life Insurance Co.,
Ltd. (b)	1,055,000	$4,167,596

Internet Software & Services - 0.76%
Baidu, Inc. - ADR (a)	86,772	8,904,543
Tencent Holdings, Ltd. (b)	47,500	1,038,298
		9,942,841

Leisure Equipment & Products - 0.31%
Polaris Industries, Inc.	62,396	4,061,980

Machinery - 1.53%
Cummins, Inc.	46,899	4,248,112
United Tractors Tbk PT (b)	2,664,000	6,104,067
Weichai Power Co., Ltd. (b)	917,000	9,691,385
		20,043,564

Marine - 0.25%
China Shipping Development Co.,
Ltd. (b)	2,406,000	3,311,841

Media - 1.55%
BEC World PCL (b)	2,242,200	2,862,776
Cheil Worldwide, Inc. (b)	126,700	1,505,622
DIRECTV - Class A (a)	273,646	11,391,883
Grupo Televisa SA - ADR	243,059	4,598,676
		20,358,957

Multiline Retail - 0.47%
Golden Eagle Retail Group,
Ltd. (b)	1,433,000	4,063,231
New World Department Store China,
Ltd. (b)	1,068,000	1,098,441
Parkson Holdings Bhd (b)	498,200	939,269
		6,100,941

Oil, Gas & Consumable Fuels - 1.30%
Banpu PCL (b)	462,500	10,911,038
Occidental Petroleum Corp.	78,301	6,130,968
		17,042,006

78  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2010

	Shares	Fair Value

Paper & Forest Products - 1.58%
Domtar Corp.	102,584	$6,624,875
Fibria Celulose S.A. - ADR (a)	575,023	9,942,147
Schweitzer-Mauduit International,
Inc.	71,368	4,161,468
		20,728,490

Pharmaceuticals - 5.05%
Abbott Laboratories	67,555	3,529,073
Allergan, Inc.	52,851	3,516,177
AstraZeneca PLC - ADR	67,255	3,409,829
China Pharmaceutical Group,
Ltd. (b) 1,034,000		534,401
Endo Pharmaceuticals Holdings,
Inc. (a)	139,066	4,622,554
GlaxoSmithKline PLC - ADR	89,690	3,544,549
Impax Laboratories, Inc. (a)	60,926	1,206,335
Medicis Pharmaceutical Corp. -
Class A	121,433	3,600,488
Merck & Co., Inc.	174,950	6,439,909
Novartis AG - ADR	112,561	6,491,393
Par Pharmaceutical Companies,
Inc. (a)	64,740	1,882,639
Perrigo Co.	62,736	4,028,906
Pfizer, Inc.	343,790	5,902,874
Questcor Pharmaceuticals,
Inc. (a)	166,817	1,654,825
Shire PLC - ADR	33,956	2,284,560
Teva Pharmaceutical Industries,
Ltd. - ADR	66,879	3,527,867
Valeant Pharmaceuticals International,
Inc. (b)	98,258	2,461,363
Viropharma, Inc. (a)	136,721	2,038,510
Warner Chilcott PLC - Class A
(a)(b)	146,856	3,295,449
Watson Pharmaceuticals, Inc. (a)	51,875	2,194,831
		66,166,532

	Shares	Fair Value

Real Estate Investment Trusts (REITs) - 5.99%
CommonWealth REIT	130,777	$3,347,891
CommonWealth REIT Escrow (a)	75,000	–
Entertainment Properties Trust	133,551	5,766,732
Lexington Realty Trust	388,764	2,783,550
National Retail Properties, Inc.	175,954	4,418,205
Nationwide Health Properties,
Inc.	448,208	17,332,204
Omega Healthcare Investors, Inc.	798,928	17,935,934
Realty Income Corp.	223,510	7,536,757
Senior Housing Properties Trust	644,770	15,152,095
Washington Real Estate
Investment Trust	132,362	4,199,846
		78,473,214

Semiconductors & Semiconductor
Equipment - 7.40%
Altera Corp.	440,443	13,283,761
Analog Devices, Inc.	389,874	12,234,246
Applied Micro Circuits Corp. (a)	393,952	3,939,520
Atheros Communications, Inc. (a)	243,875	6,426,106
Broadcom Corp. - Class A	220,222	7,793,657
Cirrus Logic, Inc. (a)	186,781	3,332,173
Intel Corp.	599,084	11,520,385
LSI Corp. (a)	900,462	4,106,107
Micrel, Inc.	278,132	2,742,382
ON Semiconductor Corp. (a)	818,082	5,898,371
RF Micro Devices, Inc. (a)	1,585,595	9,735,553
Samsung Electronics Co., Ltd. - GDR
(Acquired 01/25/2010 through
02/03/2010, Cost $13,920,256)
(a)(f)	38,228	13,024,845
Transcend Information, Inc. (b)	414,000	1,066,754
Volterra Semiconductor Corp. (a)	83,195	1,790,357
		96,894,217

Software - 0.08%
Longtop Financial Technologies,
Ltd. - ADR (a)	26,892	1,058,200

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  79

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2010

	Shares	Fair Value

Specialty Retail - 3.34%
Best Buy, Inc.	560,749	$22,895,382
Hhgregg, Inc. (a)	109,703	2,716,246
RadioShack Corp.	142,328	3,035,856
The Home Depot, Inc.	476,739	15,103,092
		43,750,576

Textiles, Apparel & Luxury Goods - 0.74%
361 Degrees International,
Ltd. (b)	1,651,000	1,659,756
Fossil, Inc. (a)	52,608	2,829,784
Li Ning Co., Ltd. (b)	1,723,000	5,229,725
		9,719,265

Tobacco - 0.59%
Phillip Morris International,
Inc.	137,027	7,676,252

Transportation Infrastructure - 0.58%
Grupo Aeroportuario del Sureste
SAB de CV - ADR	24,061	1,142,416
Jasa Marga PT (b)	7,266,000	2,605,176
Zhejiang Expressway Co.,
Ltd. (b)	4,140,000	3,905,837
		7,653,429

Water Utilities - 0.26%
Guangdong Investment,
Ltd. (b)	6,492,000	3,388,724

Wireless Telecommunication Services - 1.20%
America Movil SAB de CV -
ADR	207,579	11,070,188
China Unicom Hong Kong,
Ltd. (b)	2,657,000	3,890,205
Globe Telecom, Inc. (b)	34,830	706,362
		15,666,755

TOTAL COMMON STOCKS
(Cost $719,646,061)		$805,949,905

	Shares	Fair Value

PREFERRED STOCKS - 0.51%
Food & Staples Retailing - 0.51%
Cia Brasileira de Distribuicao
Gupo Pao de Acucar - Class A	97,342	$6,718,545

TOTAL PREFERRED STOCKS
(Cost $7,022,311)		$6,718,545

INVESTMENT COMPANIES - 10.64%
Exchange Traded Funds - 6.61%

iShares iBoxx Investment Grade
Corporate Bond Fund	252,439	$28,548,327
iShares MSCI Brazil Index Fund	82,418	6,340,417
iShares MSCI Emerging Markets
Index Fund	152,785	6,840,184
iShares MSCI Malaysia
Index Fund	339,034	4,658,327
iShares MSCI South Africa Fund	40,815	2,743,584
iShares MSCI South Korea
Index Fund	142,797	7,638,212
iShares MSCI Taiwan
Index Fund	177,182	2,400,816
iShares S&P Latin America 40
Index Fund	218,009	11,018,175
Market Vectors - Russia ETF (d)	461,466	15,011,489
SPDR S&P Emerging Middle East
& Africa ETF (d)	20,150	1,427,426
		86,626,957

80  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2010

	Shares	Fair Value

Mutual Funds - 4.03%
ING Russia Fund -
Class A (a)(d)	217,947	$7,615,067
Matthews China Fund	614,882	18,046,785
Matthews India Fund	378,754	8,169,715
Matthews Korea Fund (d)	844,606	4,020,326
The Central Europe &
Russia Fund, Inc.	44,817	1,674,811
US Global Investors Funds - Eastern
European Fund (a)(d)	1,335,643	13,182,796
		52,709,500

TOTAL INVESTMENT COMPANIES
(Cost $93,079,684)		$139,336,457

EXCHANGE TRADED NOTES - 0.63%
iPath MSCI India Index
ETN (a)(b)	108,624	$8,229,354

TOTAL EXCHANGE TRADED NOTES
(Cost $6,890,686)		$8,229,354

	Troy Ounces	Fair Value

PRECIOUS METALS - 4.21%
Gold Bullion (a)	32,028	$41,919,207
Silver (a)	606,000	13,289,580

TOTAL PRECIOUS METALS
(Cost $39,753,648)		$55,208,787

	Principal
	Amount	Fair Value

FOREIGN GOVERNMENT BONDS - 3.68%
Republic of Brazil (b)
12.500%, 01/05/2022
BRL	66,505,000	$48,247,570

TOTAL FOREIGN GOVERNMENT BONDS
(Cost $33,558,822)		$48,247,570

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 3.28%
Money Market Funds - 3.28%
Fidelity Institutional Money Market
Fund - Government Portfolio
0.06% (c)	42,941,112	$42,941,112

TOTAL SHORT-TERM INVESTMENTS
(Cost $42,941,112)		$42,941,112

Total Investments
(Cost $942,892,324) - 84.46%		$1,106,631,730
Other Assets in Excess of
Liabilities - 15.54% (e)		203,731,626

TOTAL NET ASSETS - 100.00%
		$1,310,363,354

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
BRL  Brazilian Real GDR Global Depository Receipt
NYS  New York Registered Shares
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2010.
(d)
A portion of this security is considered illiquid.  The market value of these securities total $41,257,104, which represents 3.15% of total net assets. If a fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

(e)	All or a portion of the assets have been committed as collateral for open securities sold short.
(f)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933.  Resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2010, the market value of these securities total $13,024,845, which represents 0.99% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  81

Leuthold Core Investment Fund

Consolidated Schedule of Securities Sold Short
September 30, 2010

	Shares	Fair Value

COMMON STOCKS - 5.46%
Biotechnology - 0.09%
Vertex Pharmaceuticals, Inc.	35,939	$1,242,411

Building Products - 0.09%
Masco Corp.	101,713	1,119,860

Capital Markets - 0.64%
Blackstone Group LP	73,803	936,560
E*Trade Financial Corp.	83,366	1,212,142
Greenhill & Co., Inc.	12,014	952,950
Invesco, Ltd. (a)	61,620	1,308,193
Northern Trust Corp.	25,116	1,211,596
Stifel Financial Corp.	16,633	769,942
TD Ameritrade Holding Corp.	65,718	1,061,346
The Charles Schwab Corp.	62,945	874,935
		8,327,664

Chemicals - 0.08%
Intrepid Potash, Inc.	38,712	1,009,222

Commercial Banks - 0.24%
Associated Banc-Corp.	61,135	806,371
Barclays PLC - ADR	58,465	1,102,065
First Horizon National Corp.	75,655	863,223
Westamerica Bancorporation	7,607	414,505
		3,186,164

Commercial Services & Supplies - 0.09%
Covanta Holding Corp.	76,705	1,208,104

Construction & Engineering - 0.10%
Foster Wheeler AG (a)	52,061	1,273,412

Construction Materials - 0.09%
Vulcan Materials Co.	31,315	1,156,150

Containers & Packaging - 0.08%
Owens-Illinois, Inc.	38,640	1,084,238

Diversified Financial Services - 0.08%
Bank of America Corp.	82,147	1,076,947

	Shares	Fair Value

Electric Utilities - 0.03%
Korea Electric Power Corp. - ADR	30,000	$387,900

Energy Equipment & Services - 0.09%
Weatherford International,
Ltd. (a)	65,718	1,123,778

Health Care Equipment & Supplies - 0.08%
Alere, Inc.	33,475	1,035,382

Health Care Providers & Services - 0.04%
Brookdale Senior Living, Inc.	31,602	515,429

Health Care Technology - 0.04%
Quality Systems, Inc.	7,091	470,204

Hotels, Restaurants & Leisure - 0.51%
Bally Technologies, Inc.	23,890	834,956
Hyatt Hotels Corp. - Class A	10,486	392,072
International Game Technology	76,974	1,112,274
Marriott International, Inc. -
Class A	31,627	1,133,195
MGM Resorts International	113,179	1,276,659
Penn National Gaming, Inc.	25,915	767,343
Starwood Hotels & Resorts
Worldwide, Inc.	23,094	1,213,590
		6,730,089

Household Durables - 0.35%
D.R. Horton, Inc.	104,920	1,166,710
KB Home	87,275	988,826
Pulte Group, Inc.	134,950	1,182,162
Toll Brothers, Inc.	64,701	1,230,613
		4,568,311

Independent Power Producers &
Energy Traders - 0.08%
Calpine Corp.	82,250	1,024,013

Internet & Catalog Retail - 0.08%
Expedia, Inc.	39,160	1,104,704

82  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Core Investment Fund

Consolidated Schedule of Securities Sold Short (continued)
September 30, 2010

	Shares	Fair Value

Internet Software & Services - 0.35%
Equinix, Inc.	10,474	$1,072,014
GSI Commerce, Inc.	35,631	880,086
IAC/InterActiveCorp	49,699	1,305,593
Rackspace Hosting, Inc.	48,485	1,259,640
		4,517,333

Life Sciences Tools & Services - 0.10%
Illumina, Inc.	26,373	1,297,551

Media - 0.27%
DreamWorks Animation SKG, Inc. -
Class A	37,196	1,186,924
Lamar Advertising Co. - Class A	33,064	1,052,096
Liberty Global, Inc. - Class A	41,923	1,291,648
		3,530,668

Metals & Mining - 0.40%
AK Steel Holding Corp.	82,100	1,133,801
Harmony Gold Mining Co., Ltd. -
ADR	123,734	1,396,957
Royal Gold, Inc.	22,796	1,136,153
Silver Standard Resources, Inc. (a)	23,457	468,671
United States Steel Corp.	24,591	1,078,069
		5,213,651

Oil, Gas & Consumable Fuels - 0.35%
Consol Energy, Inc.	36,247	1,339,689
Massey Energy Co.	36,878	1,143,956
Range Resources Corp.	22,693	865,284
Tesoro Corp.	96,728	1,292,286
		4,641,215

Professional Services - 0.25%
Manpower, Inc.	23,935	1,249,407
Robert Half International, Inc.	47,851	1,244,126
Towers Watson & Co. - Class A	16,294	801,339
		3,294,872

	Shares	Fair Value

Real Estate Investment Trusts (REITs) - 0.21%
American Campus Communities,
Inc.	36,247	$1,103,359
Corporate Office Properties
Trust SBI MD	33,578	1,252,795
EastGroup Properties, Inc.	10,783	403,068
		2,759,222

Real Estate Management &
Development - 0.12%
Brookfield Asset Management, Inc. -
Class A (a)	30,676	870,278
The St Joe Co.	29,805	741,251
		1,611,529

Road & Rail - 0.16%
Con-way, Inc.	28,050	869,269
Hertz Global Holdings, Inc.	113,732	1,204,422
		2,073,691

Semiconductors & Semiconductor
Equipment - 0.17%
MEMC Electronic Materials,
Inc.	111,660	1,330,987
Netlogic Microsystems, Inc.	34,253	944,698
		2,275,685

Software - 0.09%
Concur Technologies, Inc.	23,865	1,179,885

Thrifts & Mortgage Finance - 0.11%
People's United Financial, Inc.	83,687	1,095,463
TFS Financial Corp.	42,196	387,781
		1,483,244

TOTAL COMMON STOCKS
(Proceeds $66,412,704)		$71,522,528

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  83

Leuthold Core Investment Fund

Consolidated Schedule of Securities Sold Short (continued)
September 30, 2010

	Shares	Fair Value

INVESTMENT COMPANIES - 0.24%
Exchange Traded Funds - 0.24%
SPDR Dow Jones Industrial
Average ETF Trust	14,466	$1,561,026
SPDR S&P 500 ETF Trust	13,703	1,563,786
		3,124,812

TOTAL INVESTMENT COMPANIES
(Proceeds $3,082,136)		$3,124,812

	Principal
	Amount	Fair Value

UNITED STATES TREASURY
OBLIGATIONS - 2.16%
United States Treasury Bonds - 1.13%
3.375%, 11/15/2019	$13,783,000	$14,847,957

United States Treasury Strips - 1.03%
4.61%, 05/15/2039	42,000,000	13,458,228

TOTAL UNITED STATES TREASURY OBLIGATIONS
(Proceeds $24,789,211)		$28,306,185

TOTAL SECURITIES SOLD SHORT
(Proceeds $94,284,051) - 7.86%		$102,953,525

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

84  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Asset Allocation Fund

Consolidated Schedule of Investments
September 30, 2010

	Shares	Fair Value

COMMON STOCKS - 61.87%
Auto Components - 1.01%
Autoliv, Inc.	94,946	$6,202,822
Magna International, Inc. (b)	68,577	5,641,144
Minth Group, Ltd. (b)	332,000	662,387
		12,506,353

Automobiles - 0.44%
BYD Co., Ltd. (b)	681,680	5,477,970

Beverages - 0.52%
Coca-Cola Femsa SAB De CV -
ADR	81,382	6,365,700

Biotechnology - 0.71%
Amgen, Inc. (a)	159,779	8,805,421

Chemicals - 1.77%
Cabot Corp.	176,327	5,742,970
China BlueChemical, Ltd. (b)	3,718,000	2,702,658
Lubrizol Corp.	51,240	5,429,903
NewMarket Corp.	70,832	8,052,182
		21,927,713

Commercial Banks - 0.99%
Bank of Montreal (b)	104,957	6,061,267
Canadian Imperial Bank of
Commerce (b)	84,421	6,115,457
		12,176,724

Computers & Peripherals - 1.00%
Lexmark International, Inc. -
Class A (a)	165,778	7,397,014
SanDisk Corp. (a)	135,636	4,971,060
		12,368,074

Construction Materials - 0.07%
Semen Gresik Persero Tbk PT (b)	778,000	862,992

Containers & Packaging - 0.14%
Packaging Corp. of America	75,205	1,742,500

	Shares	Fair Value

Distributors - 0.15%
Jardine Cycle & Carriage, Ltd. (b)	62,000	$1,852,787

Diversified Consumer Services - 0.71%
Career Education Corp. (a)	201,948	4,335,823
Hillenbrand, Inc.	147,933	3,182,039
New Oriental Education & Technology
Group - ADR (a)	12,681	1,237,412
		8,755,274

Diversified Financial Services - 0.08%
Bursa Malaysia Bhd (b)	353,400	930,723

Diversified Telecommunication Services - 0.25%
Verizon Communications, Inc.	96,650	3,149,823

Electric Utilities - 1.18%
American Electric Power Co., Inc.	254,741	9,229,267
Cleco Corp.	66,144	1,959,185
Edison International	49,101	1,688,583
Pepco Holdings, Inc.	92,930	1,728,498
		14,605,533

Electronic Equipment, Instruments &
Components - 2.07%
Arrow Electronics, Inc. (a)	224,554	6,002,328
Avnet, Inc. (a)	203,455	5,495,320
Jabil Circuit, Inc.	384,303	5,537,806
Tyco Electronics, Ltd. (b)	194,412	5,680,719
Vishay Intertechnology, Inc. (a)	299,143	2,895,704
		25,611,877

Food & Staples Retailing - 0.18%
CP ALL PCL (b)	1,630,300	2,269,528

Food Products - 3.46%
Chaoda Modern Agriculture
Holdings, Ltd. (b)	3,569,000	2,957,741
China Green Holdings, Ltd. (b)	1,590,000	1,536,955
Corn Products International,
Inc.	88,273	3,310,238

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  85

Leuthold Asset Allocation Fund

Consolidated Schedule of Investments (continued)
September 30, 2010

	Shares	Fair Value

Food Products - 3.46% (continued)
Golden Agri-Resources,
Ltd. (b)	11,716,000	$5,078,032
Kraft Foods, Inc. - Class A	306,613	9,462,077
Lotte Confectionery Co., Ltd. (b)	1,077	1,262,836
Mead Johnson Nutrition Co.	72,339	4,116,812
Sara Lee Corp.	656,739	8,820,005
Tyson Foods, Inc. - Class A	307,443	4,925,237
Wilmar International, Ltd. (b)	288,000	1,316,158
		42,786,091

Health Care Equipment & Supplies - 1.09%
Mindray Medical International,
Ltd. - ADR	95,558	2,825,650
Shandong Weigao Group Medical
Polymer Co., Ltd. (b)	1,224,000	3,486,393
Sirona Dental Systems, Inc. (a)	152,214	5,485,793
Supermax Corp. Bhd (b)	803,250	986,173
Top Glove Corp. Bhd (b)	396,600	659,073
		13,443,082

Health Care Providers & Services - 2.48%
AMERIGROUP Corp. (a)	107,002	4,544,375
AmerisourceBergen Corp.	170,299	5,221,367
Healthspring, Inc. (a)	310,457	8,022,209
Humana, Inc. (a)	147,693	7,420,096
Lincare Holdings, Inc.	218,525	5,482,792
		30,690,839

Hotels, Restaurants & Leisure - 0.69%
Cracker Barrel Old Country
Store, Inc.	135,983	6,902,497
Ctrip.com International, Ltd. -
ADR (a)	25,398	1,212,754
REXLot Holdings, Ltd. (b)	4,250,000	405,344

		8,520,595

	Shares	Fair Value

Household Durables - 0.77%
LG Electronics, Inc. (b)	12,987	$1,094,542
Tempur-Pedic International,
Inc. (a)	212,497	6,587,407
Woongjin Coway Co., Ltd. (b)	46,570	1,813,381
		9,495,330

Household Products - 1.24%
Energizer Holdings, Inc. (a)	95,575	6,425,507
Kimberly-Clark Corp.	137,072	8,916,534
		15,342,041

Industrial Conglomerates - 0.85%
3M Co.	41,674	3,613,552
Tyco International, Ltd. (b)	188,556	6,925,662
		10,539,214

Insurance - 1.83%
ACE, Ltd. (b)	53,536	3,118,472
China Life Insurance Co.,
Ltd. (b)	919,000	3,630,351
Chubb Corp.	78,513	4,474,456
Loews Corp.	79,776	3,023,511
Prudential Financial, Inc.	99,467	5,389,122
Travelers Companies, Inc.	58,132	3,028,677
		22,664,589

Internet Software & Services - 0.75%
Baidu, Inc. - ADR (a)	80,896	8,301,547
Tencent Holdings, Ltd. (b)	41,500	907,145
		9,208,692

Leisure Equipment & Products - 0.55%
Hasbro, Inc.	152,214	6,775,045

Machinery - 2.73%
Caterpillar, Inc.	114,557	9,013,345
Cummins, Inc.	73,847	6,689,061
Joy Global, Inc.	61,750	4,342,260
United Tractors Tbk PT (b)	2,320,500	5,317,000
Weichai Power Co., Ltd. (b)	799,000	8,444,293
		33,805,959

86  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Asset Allocation Fund

Consolidated Schedule of Investments (continued)
September 30, 2010

	Shares	Fair Value

Marine - 0.23%
China Shipping Development Co.,
Ltd. (b)	2,096,000	$2,885,129

Media - 0.32%
BEC World PCL (b)	1,953,100	2,493,661
Cheil Worldwide, Inc. (b)	117,625	1,397,780
		3,891,441

Metals & Mining - 1.70%
Cia de Minas Buenaventura SA -
ADR	70,832	3,200,190
Cia Siderugica Nacional SA -
ADR	247,313	4,370,021
Cliffs Natural Resources, Inc.	49,683	3,175,737
Freeport-McMoran Copper &
Gold, Inc.	84,396	7,206,574
Vale SA - ADR	99,467	3,110,333
		21,062,855

Multiline Retail - 0.43%
Golden Eagle Retail Group,
Ltd. (b)	1,248,000	3,538,669
New World Department Store
China, Ltd. (b)	930,000	956,508
Parkson Holdings Bhd (b)	462,500	871,963
		5,367,140

Multi-Utilities - 1.19%
Alliant Energy Corp.	92,976	3,379,678
Dominion Resources, Inc.	133,105	5,811,364
DTE Energy Co.	32,742	1,503,840
TECO Energy, Inc.	232,049	4,019,089
		14,713,971

Oil, Gas & Consumable Fuels - 5.68%
Banpu PCL (b)	402,900	9,504,989
Chevron Corp.	201,042	16,294,454
Cimarex Energy Co.	45,552	3,014,631
Conocophillips	271,426	15,587,995

	Shares	Fair Value

Oil, Gas & Consumable Fuels - 5.68% (continued)
Exxon Mobil Corp.	98,258	$6,071,362
Occidental Petroleum Corp.	111,096	8,698,817
Sunoco, Inc.	152,214	5,555,811
Williams Partners LP	131,115	5,559,276
		70,287,335

Paper & Forest Products - 0.42%
Domtar Corp.	79,875	5,158,328

Personal Products - 0.22%
Herbalife, Ltd. (b)	45,810	2,764,634

Pharmaceuticals - 5.26%
Abbott Laboratories	113,933	5,951,860
Bristol-Myers Squibb Co.	215,115	5,831,768
China Pharmaceutical Group,
Ltd. (b)	904,000	467,214
Eli Lilly & Co.	211,654	7,731,721
Endo Pharmaceuticals Holdings,
Inc. (a)	52,481	1,744,468
Johnson & Johnson	51,951	3,218,884
Medicis Pharmaceutical Corp. -
Class A	379,398	11,249,151
Merck & Co., Inc.	87,298	3,213,439
Novartis AG - ADR	217,412	12,538,150
Novo Nordisk A/S - ADR	60,283	5,934,258
Valeant Pharmaceuticals
International, Inc. (b)	236,187	5,916,472
Viropharma, Inc. (a)	84,887	1,265,665
		65,063,050

Real Estate Investment Trusts (REITs) - 7.77%
CommonWealth REIT	120,566	3,086,490
CommonWealth REIT Escrow (a)	25,000	–
Entertainment Properties Trust	123,580	5,336,184
HCP, Inc.	244,241	8,787,791
Health Care REIT, Inc.	35,775	1,693,589
Lexington Realty Trust	358,683	2,568,170
National Retail Properties, Inc.	228,840	5,746,172

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  87

Leuthold Asset Allocation Fund

Consolidated Schedule of Investments (continued)
September 30, 2010

	Shares	Fair Value

Real Estate Investment Trusts (REITs) - 7.77%
(continued)
Nationwide Health Properties,
Inc.	545,507	$21,094,756
Omega Healthcare Investors, Inc.	684,211	15,360,537
Realty Income Corp.	206,469	6,962,135
Senior Housing Properties Trust	554,602	13,033,147
Ventas, Inc.	167,014	8,612,912
Washington Real Estate
Investment Trust	122,073	3,873,376
		96,155,259

Road & Rail - 0.47%
Union Pacific Corp.	70,832	5,794,057

Semiconductors & Semiconductor
Equipment - 3.07%
Altera Corp.	220,032	6,636,165
Intel Corp.	259,216	4,984,724
Marvell Technology Group,
Ltd. (a)(b)	287,851	5,040,271
Novellus Systems, Inc. (a)	200,441	5,327,722
Teradyne, Inc. (a)	495,827	5,523,513
Texas Instruments, Inc.	134,428	3,648,376
Transcend Information, Inc. (b)	384,000	989,453
Trina Solar, Ltd. - ADR (a)	102,024	3,079,084
Xilinx, Inc.	104,804	2,788,834
		38,018,142

Software - 0.31%
Longtop Financial Technologies,
Ltd. - ADR (a)	24,862	978,320
Microsoft Corp.	114,518	2,804,546
		3,782,866

Specialty Retail - 1.23%
JOS A Bank Clothiers, Inc. (a)	153,861	6,556,017
Limited Brands, Inc.	321,428	8,607,842
		15,163,859

	Shares	Fair Value

Textiles, Apparel & Luxury Goods - 1.72%
361 Degrees International,
Ltd. (b)	1,443,000	$1,450,653
Coach, Inc.	155,228	6,668,595
Deckers Outdoor Corp. (a)	97,960	4,894,082
Li Ning Co., Ltd. (b)	1,501,000	4,555,901
Skechers U.S.A., Inc. -
Class A (a)	159,750	3,752,527
		21,321,758

Tobacco - 2.86%
Altria Group, Inc.	448,994	10,784,836
British American Tobacco
PLC - ADR	64,732	4,836,128
Lorillard, Inc.	128,672	10,333,648
Reynolds American, Inc.	157,914	9,378,512
		35,333,124

Transportation Infrastructure - 0.46%
Jasa Marga PT (b)	6,329,000	2,269,221
Zhejiang Expressway Co.,
Ltd. (b)	3,606,000	3,402,040
		5,671,261

Water Utilities - 0.24%
Guangdong Investment
Ltd. (b)	5,654,000	2,951,301

Wireless Telecommunication Services - 0.58%
China Unicom Hong Kong,
Ltd. (b)	2,314,000	3,388,007
Globe Telecom, Inc. (b)	37,220	754,832
Vodafone Group, PLC - ADR	120,455	2,988,489
		7,131,328

TOTAL COMMON STOCKS
(Cost $635,132,631)		$765,197,307

88  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Asset Allocation Fund

Consolidated Schedule of Investments (continued)
September 30, 2010

	Shares	Fair Value

INVESTMENT COMPANIES - 10.66%
Exchange Traded Funds - 6.80%
iShares iBoxx Investment Grade
Corporate Bond Fund	235,103	$26,587,798
iShares MSCI Brazil Index Fund	76,196	5,861,758
iShares MSCI Emerging Markets
Index Fund	141,538	6,336,656
iShares MSCI Malaysia
Index Fund	351,318	4,827,109
iShares MSCI Singapore
Index Fund	159,361	2,106,752
iShares MSCI South Africa
Index Fund	39,784	2,674,281
iShares MSCI South Korea
Index Fund	134,468	7,192,693
iShares MSCI Taiwan
Index Fund	183,501	2,486,439
iShares S&P Latin America 40
Index Fund	201,552	10,186,438
Market Vectors - Russia ETF (d)	426,631	13,878,307
SPDR S&P Emerging Middle East
& Africa ETF (d)	27,450	1,944,558
		84,082,789

Mutual Funds - 3.86%
Apollo Investment Corporation	147,386	1,507,759
ING Russia Fund - Class A (a)(d)	213,492	7,459,403
Matthews China Fund	606,999	17,815,426
Matthews India Fund	338,696	7,305,668
The Central Europe & Russia
Fund, Inc.	37,882	1,415,650
US Global Investors Funds - Eastern
European Fund (a)(d)	1,239,125	12,230,163
		47,734,069

TOTAL INVESTMENT COMPANIES
(Cost $105,163,766)		$131,816,858

	Shares	Fair Value

EXCHANGE TRADED NOTES - 0.61%
iPath MSCI India Index
ETN (a)(b)	100,424	$7,608,122

TOTAL EXCHANGE TRADED NOTES
(Cost $6,370,219)		$7,608,122

	Troy Ounces	Fair Value

PRECIOUS METALS - 4.17%
Gold Bullion (a)	29,994	$39,257,047
Silver (a)	564,000	12,368,520

TOTAL PRECIOUS METALS
(Cost $36,350,064)		$51,625,567

	Principal
	Amount	Fair Value

FOREIGN GOVERNMENT BONDS - 3.63%
Republic of Brazil (b)
12.500%, 01/05/2022
BRL	61,907,000	$44,911,846

TOTAL FOREIGN GOVERNMENT BONDS
(Cost $27,661,247)		$44,911,846

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  89

Leuthold Asset Allocation Fund

Consolidated Schedule of Investments (continued)
September 30, 2010

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 3.02%
Money Market Funds - 3.02%
Fidelity Institutional Money Market Fund -
Government Portfolio
0.06% (c)	37,297,432	$37,297,432

TOTAL SHORT-TERM INVESTMENTS
(Cost $37,297,432)		$37,297,432

Total Investments
(Cost $847,975,359) - 83.96%
		$1,038,457,132

Other Assets in Excess of
Liabilities - 16.04% (e)		198,364,702

TOTAL NET ASSETS - 100.00%
		$1,236,821,834

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
BRL  Brazilian Real
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2010.
(d)
A portion of this security is considered illiquid.  The market value of these securities total $35,512,431, which represents 2.87% of total net assets.  If a fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

(e)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

90  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Asset Allocation Fund

Consolidated Schedule of Securities Sold Short
September 30, 2010

	Shares	Fair Value

COMMON STOCKS - 5.40%
Biotechnology - 0.09%
Vertex Pharmaceuticals, Inc.	33,426	$1,155,537

Building Products - 0.08%
Masco Corp.	95,525	1,051,730

Capital Markets - 0.63%
Blackstone Group LP	69,313	879,582
E*Trade Financial Corp.	78,293	1,138,380
Greenhill & Co., Inc.	11,174	886,322
Invesco, Ltd. (a)	57,871	1,228,601
Northern Trust Corp.	23,588	1,137,885
Stifel Financial Corp.	15,621	723,096
TD Ameritrade Holding Corp.	61,122	987,120
The Charles Schwab Corp.	58,543	813,748
		7,794,734

Chemicals - 0.08%
Intrepid Potash, Inc.	36,005	938,651

Commercial Banks - 0.24%
Associated Banc-Corp.	57,415	757,304
Barclays PLC - ADR	54,908	1,035,016
First Horizon National Corp.	70,360	802,804
Westamerica Bancorporation	7,145	389,331
		2,984,455

Commercial Services & Supplies - 0.09%
Covanta Holding Corp.	71,341	1,123,621

Construction & Engineering - 0.10%
Foster Wheeler AG (a)	48,420	1,184,353

Construction Materials - 0.09%
Vulcan Materials Co.	29,410	1,085,817

Containers & Packaging - 0.08%
Owens-Illinois, Inc.	36,289	1,018,269

Diversified Financial Services - 0.08%
Bank of America Corp.	76,403	$1,001,643

	Shares	Fair Value

Electric Utilities - 0.03%
Korea Electric Power Corp. -
ADR	28,175	$364,303

Energy Equipment & Services - 0.08%
Weatherford International,
Ltd. (a)	61,122	1,045,186

Health Care Equipment & Supplies - 0.08%
Alere, Inc.	31,134	962,975

Health Care Providers & Services - 0.03%
Brookdale Senior Living, Inc.	23,814	388,406

Health Care Technology - 0.04%
Quality Systems, Inc.	6,659	441,558

Hotels, Restaurants & Leisure - 0.51%
Bally Technologies, Inc.	22,436	784,138
Hyatt Hotels Corp. - Class A	9,848	368,217
International Game Technology	72,291	1,044,605
Marriott International, Inc. -
Class A	29,415	1,053,940
MGM Resorts International	106,293	1,198,985
Penn National Gaming, Inc.	24,338	720,648
Starwood Hotels & Resorts
Worldwide, Inc.	21,689	1,139,757
		6,310,290

Household Durables - 0.35%
D.R. Horton, Inc.	98,537	1,095,731
KB Home	81,697	925,627
Pulte Group, Inc.	126,739	1,110,234
Toll Brothers, Inc.	60,764	1,155,731
		4,287,323

Independent Power Producers &
Energy Traders - 0.08%
Calpine Corp.	76,498	952,400

Internet & Catalog Retail - 0.08%
Expedia, Inc.	36,777	1,037,479

See Notes to the Finacial Statements                                                                                                                                                                                                The Leuthold Funds - 2010 Annual Report  91

Leuthold Asset Allocation Fund

Consolidated Schedule of Securities Sold Short (continued)
September 30, 2010

	Shares	Fair Value

Internet Software & Services - 0.34%
Equinix, Inc.	9,741	$996,991
GSI Commerce, Inc.	33,140	818,558
IAC/InterActiveCorp	46,224	1,214,305
Rackspace Hosting, Inc.	45,535	1,182,999
		4,212,853

Life Sciences Tools & Services - 0.10%
Illumina, Inc.	24,768	1,218,586

Media - 0.27%
DreamWorks Animation SKG, Inc. -
Class A	34,933	1,114,712
Lamar Advertising Co. - Class A	30,752	978,529
Liberty Global, Inc. - Class A	39,372	1,213,051
		3,306,292

Metals & Mining - 0.39%
AK Steel Holding Corp.	77,117	1,064,986
Harmony Gold Mining Co., Ltd. -
ADR	115,081	1,299,264
Royal Gold, Inc.	21,202	1,056,708
Silver Standard Resources, Inc. (a) 22,029		440,139
United States Steel Corp.	23,095	1,012,485
		4,873,582

Oil, Gas & Consumable Fuels - 0.35%
Consol Energy, Inc.	33,713	1,246,032
Massey Energy Co.	34,635	1,074,378
Range Resources Corp.	21,106	804,772
Tesoro Corp.	89,964	1,201,919
		4,327,101

Professional Services - 0.25%
Manpower, Inc.	22,481	1,173,508
Robert Half International, Inc.	44,504	1,157,104
Towers Watson & Co. - Class A	15,303	752,602
		3,083,214

	Shares	Fair Value

Real Estate Investment Trusts (REITs) - 0.21%
American Campus Communities,
Inc.	33,713	$1,026,224
Corporate Office Properties Trust
SBI MD	31,230	1,165,191
EastGroup Properties, Inc.	10,127	378,547
		2,569,962

Real Estate Management & Development - 0.12%
Brookfield Asset Management,
Inc. - Class A (a)	28,810	817,340
The St. Joe Co.	27,991	696,136
		1,513,476

Road & Rail - 0.16%
Con-way, Inc.	26,343	816,370
Hertz Global Holdings, Inc.	106,812	1,131,139
		1,947,509

Semiconductors & Semiconductor
Equipment - 0.17%
MEMC Electronic Materials,
Inc.	104,867	1,250,014
Netlogic Microsystems, Inc.	32,169	887,221
		2,137,235

Software - 0.09%
Concur Technologies, Inc.	22,413	1,108,099

Thrifts & Mortgage Finance - 0.11%
People's United Financial, Inc.	77,835	1,018,860
TFS Financial Corp.	39,629	364,191
		1,383,051

TOTAL COMMON STOCKS
(Proceeds $62,031,714)		$66,809,690

92  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Asset Allocation Fund

Consolidated Schedule of Securities Sold Short (continued)
September 30, 2010

	Shares	Fair Value

INVESTMENT COMPANIES - 0.24%
Exchange Traded Funds - 0.24%
SPDR Dow Jones Industrial Average
ETF Trust	13,586	$1,466,065
SPDR S&P 500 ETF Trust	12,869	1,468,610
		2,934,675

TOTAL INVESTMENT COMPANIES
(Proceeds $2,894,596)		$2,934,675

	Principal
	Amount	Fair Value

UNITED STATES TREASURY
OBLIGATIONS - 2.12%
United States Treasury Bonds - 1.12%
3.375%, 11/15/2019	$12,830,000	$13,821,323

United States Treasury Strips - 1.00%
4.618%, 05/15/2039	38,600,000	12,368,752

TOTAL UNITED STATES TREASURY OBLIGATIONS
(Proceeds $22,925,879)		$26,190,075

TOTAL SECURITIES SOLD SHORT
(Proceeds $87,852,189) - 7.76%		$95,934,440

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Finacial Statements                                                                                                                                                                                               The Leuthold Funds - 2010 Annual Report  93

Leuthold Global Fund

Consolidated Schedule of  Investments
September 30, 2010

	Shares	Fair Value

COMMON STOCKS - 68.13%
Aerospace & Defense - 0.74%
Aselsan Elektronik Sanayi Ve
Ticaret AS (b)	463,316	$2,129,931

Auto Components - 4.38%
Autoliv, Inc.	30,691	2,005,043
Cheng Shin Rubber Industry Co.,
Ltd. (b)	867,500	1,910,408
Johnson Controls, Inc.	58,386	1,780,773
Lear Corp. (a)	23,626	1,864,800
Minth Group, Ltd. (b)	1,392,000	2,777,236
TRW Automotive Holdings
Corp. (a)	56,287	2,339,288
		12,677,548

Automobiles - 5.53%
Dongfeng Motor Group Co.,
Ltd. (b)	1,368,000	2,799,879
Ford Otomotiv Sanayi AS (b)	134,937	1,156,696
Honda Motor Co., Ltd. (b)	57,800	2,051,526
Hyundai Motor Co. (b)	14,661	1,967,229
Kia Motors Corp. (b)	63,810	2,059,380
Proton Holdings Bhd (b)	1,130,000	1,815,614
Thor Industries, Inc.	60,085	2,006,839
Tofas Turk Otomobil
Fabrikasi AS (b)	415,675	2,155,171
		16,012,334

Chemicals - 6.78%
Ashland, Inc.	17,787	867,472
BASF SE (b)	16,077	1,013,771
Cabot Corp.	29,323	955,050
China Petrochemical
Development Corp. (a)(b)	3,095,000	2,209,193
Eastman Chemical Co.	13,777	1,019,498
El du Pont de Nemours & Co.	20,571	917,878
Fuchs Petrolub AG (b)	19,899	2,306,639
Fufeng Group, Ltd. (b)	1,368,000	971,494

	Shares	Fair Value

Chemicals - 6.78% (continued)
Hanwha Chem Corp. (b)	85,400	$2,048,402
Honam Petrochemical Corp. (b)	11,489	2,141,120
Kemira OYJ (b)	73,579	1,012,095
Lanxess AG (b)	19,674	1,077,921
LCY Chemical Corp. (b)	665,000	1,236,704
Mitsubishi Chemical Holdings
Corp. (b)	177,000	898,994
The Dow Chemical Co.	34,902	958,409
		19,634,640

Consumer Finance - 4.06%
Banco Compartamos SA
de CV (b)	356,200	2,268,358
Cash Amererica International, Inc.	46,591	1,630,685
Credit Accepetance Corp. (a)	33,522	2,030,092
Discover Financial Services	122,269	2,039,447
International Personal Finance
PLC (b)	251,675	1,066,668
Provident Financial PLC (b)	57,513	744,458
Samsung Card Co. (b)	39,196	1,973,120
		11,752,828

Electronic Equipment, Instruments &
& Components - 3.09%
Canon Electronics, Inc. (b)	36,600	934,729
Coretronic Corp. (b)	1,099,000	1,688,523
Halma PLC (b)	234,536	1,166,085
Kingboard Chemical Holdings,
Ltd. (b)	354,000	1,793,075
Kingboard Laminates Holdings,
Ltd. (b)	1,769,500	1,797,130
LG Display Co., Ltd. - ADR	90,587	1,579,837
		8,959,379

94  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Global Fund

Consolidated Schedule of  Investments (continued)
September 30, 2010

	Shares	Fair Value

Food & Staples Retailing - 3.78%
Alimentation Couche Tard, Inc. -
Class B (b)	93,949	$2,101,046
Alliance Global Group,
Inc. (b)	8,292,300	1,700,597
Axfood AB (b)	66,124	2,176,878
Delhaize Group SA (b)	10,368	751,939
Koninklijke Ahold NV (b)	64,862	874,329
Rallye SA (b)	54,930	2,033,086
SUPERVALU, Inc.	113,010	1,303,005
		10,940,880

Health Care Providers & Services - 2.87%
Aetna, Inc.	45,235	1,429,878
Amedisys, Inc. (a)	28,096	668,685
Community Health Systems,
Inc. (a)	65,982	2,043,462
UnitedHealth Group, Inc.	62,397	2,190,759
WellPoint, Inc. (a)	35,055	1,985,515
		8,318,299

Industrial Conglomerates - 5.77%
Alfa S.A.B. de CV - Class A (b)	221,800	1,716,085
Carlisle Companies, Inc.	44,586	1,335,350
CJ Corp. (b)	22,647	1,823,280
Discount Investment Corp. (b)	35,091	700,587
General Electric Co.	92,380	1,501,175
Hutchison Whampoa, Ltd. (b)	236,000	2,202,182
Jardine Strategic Holdings,
Ltd. (b)	47,000	1,259,600
Keppel Corp., Ltd. (b)	295,000	2,014,371
MMC Corp. Bhd (b)	2,388,500	2,321,186
NWS Holdings, Ltd. (b)	425,000	833,693
Reunert, Ltd. (b)	113,364	1,008,529
		16,716,038

	Shares	Fair Value

Media - 5.84%
Comcast Corp. - Class A	108,339	$1,958,769
Daiichikosho Co., Ltd. (b)	147,400	2,295,400
Metropole Television SA (b)	66,490	1,563,586
Naspers, Ltd. (b)	45,447	2,222,064
ProSiebenSat.1 Media AG (b)	120,146	2,854,847
The Walt Disney Co.	55,131	1,825,387
TV Azteca SA de CV (b)	3,260,200	2,214,576
Viacom, Inc. - Class B	54,966	1,989,220
		16,923,849

Office Electronics - 3.35%
Brother Industries, Ltd. (b)	161,600	1,995,802
Neopost SA (b)	24,853	1,849,559
Ricoh Co., Ltd. (b)	130,000	1,832,894
Xerox Corp.	193,725	2,005,054
Zebra Technologies Corp. (a)	60,061	2,020,452
		9,703,761

Paper & Forest Products - 5.01%
China Forestry Holdings,
Ltd. (b)	2,312,000	1,013,140
Domtar Corp.	24,157	1,560,059
Holmen AB (b)	69,710	2,150,142
International Paper Co.	59,625	1,296,844
MeadWestvaco Corp.	57,289	1,396,706
Semapa-Sociedade de
Investimento e Gestao (b)	159,778	1,694,622
Sino-Forest Corp. (a)(b)	99,100	1,650,864
Suzano Papel e Celulose SA (b)	185,775	1,753,444
Svenska Cellulosa AB (b)	131,623	2,001,581
		14,517,402

Real Estate Investment Trusts (REITs) - 3.59%
American Capital Agency Corp.	96,667	2,568,442
Annaly Capital Management, Inc.	129,430	2,277,968
Anworth Mortgage Asset Corp.	389,617	2,777,969
MFA Financial, Inc.	364,787	2,783,325
		10,407,704

See Notes to the Finacial Statements                                                                                                                                                                                               The Leuthold Funds - 2010 Annual Report  95

Leuthold Global Fund

Consolidated Schedule of  Investments (continued)
September 30, 2010

	Shares	Fair Value

Road & Rail - 5.02%
Canadian Pacific Railway,
Ltd. (b)	29,181	$1,777,998
ComfortDelgro Corp.,
Ltd. (b)	1,628,000	1,881,652
CSX Corp.	31,576	1,746,784
Globaltrans Investment PLC -
GDR	128,550	1,939,819
Nippon Konpo Unyu Soko Co.,
Ltd. (b)	153,000	1,862,099
Norfolk Southern Corp.	30,101	1,791,310
Sankyu, Inc. (b)	425,000	1,664,770
Union Pacific Corp.	23,012	1,882,382
		14,546,814

Specialty Retail - 2.71%
AutoNation, Inc. (a)	50,106	1,164,965
CarMax, Inc. (a)	33,369	929,660
Collective Brands, Inc. (a)	29,500	476,130
Delek Automotive Systems,
Ltd. (b)	77,459	991,417
Jo-Ann Stores, Inc. (a)	20,418	909,622
K's Holdings Corp. (b)	71,920	1,654,126
WH Smith PLC (b)	242,238	1,724,563
		7,850,483

Trading Companies & Distributors - 3.23%
Applied Industrial Technologies,
Inc.	58,976	1,804,666
BayWa AG (b)	23,762	979,259
Hanwa Co Ltd (b)	248,000	974,413
JFE Shoji Holdings, Inc. (b)	461,842	1,881,005
LG International Corp. (b)	28,660	965,178
Noble Group, Ltd. (b)	1,262,000	1,813,687
WESCO International, Inc. (a)	23,767	933,805
		9,352,013

	Shares	Fair Value

Water Utilities - 2.38%
American Water Works Co., Inc.	59,731	$1,389,940
Cia de Saneamento Basico do
Estado de Sao Paulo (b)	64,900	1,450,278
Guangdong Investment, Ltd. (b) 2,618,000		1,366,556
Hyflux, Ltd. (b)	566,000	1,338,499
Severn Trent PLC (b)	65,015	1,338,947
		6,884,220

TOTAL COMMON STOCKS
(Cost $176,593,456)		$197,328,123

INVESTMENT COMPANIES - 7.65%
Exchange Traded Funds - 6.38%
Advent Claymore Global Convertible
Securities & Income Fund	226,478	$2,113,040
iShares Barclays Intermediate
Credit Bond Fund	32,133	3,482,253
iShares iBoxx $ High Yield
Corporate Bond Fund	20,466	1,835,595
iShares iBoxx Investment Grade
Corporate Bond Fund	44,281	5,007,738
iShares JPMorgan USD Emerging
Markets Bond Fund	17,953	1,999,067
PowerShares Emerging Markets
Sovereign Debt Portfolio	72,500	2,021,300
SPDR Barclays Capital High Yield
Bond ETF	50,492	2,020,185
		18,479,178

Mutual Funds - 1.27%
RidgeWorth Seix Floating Rate
High Income Fund	243,858	2,143,515
Vanguard High-Yield Corporate
Fund	270,501	1,539,149
		3,682,664

96  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Global Fund

Consolidated Schedule of  Investments (continued)
September 30, 2010

	Shares	Fair Value

TOTAL INVESTMENT COMPANIES
(Cost $19,477,738)		$22,161,842

	Troy Ounces	Fair Value

PRECIOUS METALS - 3.85%
Gold Bullion (a)	6,778	$8,871,250
Silver (a)	104,000	2,280,720

TOTAL PRECIOUS METALS
(Cost $8,927,598)		$11,151,970

	Principal
	Amount	Fair Value

UNITED STATES TREASURY
OBLIGATIONS - 1.87%
United States Treasury Inflation
Indexed Bonds - 1.87%
1.250%, 04/15/2014	$5,150,650	$5,419,098

TOTAL UNITED STATES TREASURY
OBLIGATIONS (Cost $5,350,969)		$5,419,098

FOREIGN GOVERNMENT BONDS - 2.49%
Commonwealth of Australia
5.750%, 06/15/2011 (b)
AUD	2,951,000	$2,873,646
Republic of Brazil
12.500%, 01/05/2022 (b)
BRL	5,951,000	4,317,289

TOTAL FOREIGN GOVERNMENT BONDS
(Cost $6,538,274)		$7,190,935

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 13.66%
Money Market Funds - 13.66%
Dreyfus Government Cash Management Fund
0.07% (c)	19,721,807	$19,721,807
Fidelity Institutional Money Market Fund -
Government Portfolio
0.06% (c)	19,844,239	19,844,239

TOTAL SHORT-TERM INVESTMENTS
(Cost $39,566,046)		$39,566,046

Total Investments
(Cost $256,454,081) - 97.65%		$282,818,014

Other Assets in Excess of
Liabilities - 2.35% (d)		6,828,306

TOTAL NET ASSETS - 100.00%		$289,646,320

Percentages are stated as a percent of net assets.
AUD Australian Dollar
BRL  Brazilian Real
ADR American Depository Receipt
GDR Global Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2010.
(d)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Finacial Statements                                                                                                                                                                                               The Leuthold Funds - 2010 Annual Report  97

Leuthold Global Fund

Consolidated Schedule of  Investments (continued)
September 30, 2010

		Percentage
	Fair	of Total
	Value	Investments

CURRENCY EXPOSURE
September 30, 2010
Australian Dollar	$2,873,646	1.02%
Brazilian Real	7,521,010	2.66
British Pound	6,040,721	2.14
Canadian Dollar	3,751,910	1.33
Euro	18,011,652	6.37
Hong Kong Dollar	15,554,385	5.50
Israel Shekel	1,692,004	0.60
Japanese Yen	18,045,758	6.38
Malaysian Ringgit	4,136,799	1.46
Mexican Peso	6,199,019	2.19
New Taiwan Dollar	7,044,828	2.49
New Turkish Lira	5,441,798	1.92
Philippine Peso	1,700,597	0.60
Singapore Dollar	7,048,209	2.49
South African Rand	3,230,593	1.14
South Korea Won	12,977,709	4.59
Swedish Krona	6,328,600	2.24
US Dollar	144,066,806	50.94
	271,666,044	96.06%
Precious Metals	11,151,970	3.94%
Total Investments	$282,818,014	100.00%

		Percentage
	Fair	of Total
	Value	Investments

PORTFOLIO DIVERSIFICATION
September 30, 2010
Australia	$2,873,646	1.02%
Belgium	751,939	0.27
Bermuda	3,073,287	1.09
Brazil	7,521,010	2.66
Canada	5,529,909	1.95
Cayman Islands	1,797,130	0.63
Finland	1,012,095	0.36
France	5,446,230	1.93
Germany	8,232,437	2.91
Hong Kong	13,757,255	4.86
Israel	1,692,004	0.60
Japan	18,045,758	6.38
Korea, Republic of	14,557,546	5.15
Malaysia	4,136,799	1.46
Mexico	6,199,019	2.19
Netherlands	874,329	0.31
Philippines	1,700,597	0.60
Portugal	1,694,622	0.60
Singapore	5,234,522	1.85
South Africa	3,230,593	1.14
Sweden	6,328,600	2.24
Taiwan, Province of China	7,044,828	2.49
Turkey	5,441,798	1.92
United Kingdom	6,040,721	2.14
United States	139,449,370	49.31
	271,666,044	96.06%
Precious Metals	11,151,970	3.94%
Total Investments	$282,818,014	100.00%

98  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                               See Notes to the Finacial Statements

Leuthold Global Fund

Consolidated Schedule of  Securities Sold Short
September 30, 2010

	Shares	Fair Value

COMMON STOCKS - 5.83%
Biotechnology - 0.27%
Abraxis BioScience, Inc.	1,846	$142,770
Amylin Pharmaceuticals, Inc.	4,223	88,050
Basilea Pharmaceutica (a)	994	61,957
Celgene Corp.	2,236	128,816
Intercell AG (a)	2,839	64,324
United Therapeutics Corp.	1,738	97,345
Vertex Pharmaceuticals, Inc.	3,442	118,990
Zeltia SA (a)	19,942	86,723
		788,975

Capital Markets - 0.92%
Affiliated Managers Group, Inc.	3,122	243,547
Bank Sarasin & Cie AG (a)	5,820	225,065
CI Financial Corp. (a)	12,100	244,023
Cohen & Steers, Inc.	9,439	204,826
GMP Capital, Inc. (a)	18,274	189,684
Greenhill & Co., Inc.	2,875	228,045
Henderson Group PLC (a)	114,009	222,437
ICAP PLC (a)	35,410	240,023
kabu.com Securities Co., Ltd. (a)	43,700	166,990
Lazard, Ltd. - Class A (a)	5,997	210,375
Monex Group, Inc. (a)	462	155,513
Teton Advisors, Inc. - Class B	26	–
The Charles Schwab Corp.	11,460	159,294
UBS AG (a)	9,476	161,376
		2,651,198

Chemicals - 0.42%
Incitec Pivot, Ltd. (a)	70,150	243,414
Intrepid Potash, Inc.	7,309	190,546
K+S AG (a)	3,620	216,719
Monsanto Co.	2,696	129,219
Sociedad Quimica y Minera de
Chile SA - ADR	4,457	215,006
The Mosaic Co.	3,725	218,881
		1,213,785

	Shares	Fair Value

Communications Equipment - 0.26%
Ciena Corp.	11,845	$184,427
Juniper Networks, Inc.	5,599	169,929
Nokia OYJ - ADR	16,890	169,407
QUALCOMM, Inc.	4,932	222,532
		746,295

Construction & Engineering - 0.52%
ACS Actividades de Construccion
y Servicios SA (a)	3,452	172,355
Empresas ICA S.A.B. de CV - ADR	17,756	172,588
Ferrovial SA (a)	19,608	183,345
Granite Construction, Inc.	7,771	176,713
Koninklijke BAM Groep NV (a)	18,885	122,289
Maire Tecnimont SpA (a)	49,843	198,240
Obayashi Corp. (a)	53,000	210,781
Outotec OYJ (a)	6,114	258,883
		1,495,194

Construction Materials - 0.33%
Cemex S.A.B. de CV - ADR	20,951	178,084
Fletcher Building, Ltd. (a)	31,385	185,600
Imerys SA (a)	3,402	203,784
Italcementi SpA (a)	23,154	204,697
Martin Marietta Materials, Inc.	2,258	173,798
		945,963

Diversified Telecommunication Services - 0.07%
Inmarsat PLC (a)	18,381	191,583

Health Care Equipment & Supplies - 0.33%
Align Technology, Inc.	10,148	198,698
Cochlear, Ltd. (a)	2,728	185,231
Edwards Lifesciences Corp.	1,647	110,432
NuVasive, Inc.	3,107	109,180
Sysmex Corp. (a)	2,300	159,523
Volcano Corp.	7,393	192,070
		955,134

See Notes to the Finacial Statements                                                                                                                                                                                               The Leuthold Funds - 2010 Annual Report  99

Leuthold Global Fund

Consolidated Schedule of  Securities Sold Short (continued)
September 30, 2010

	Shares	Fair Value

Independent Power Producers &
Energy Traders - 0.44%
Calpine Corp.	15,861	$197,469
Drax Group PLC (a)	39,296	236,611
Edison SpA (a)	183,628	230,680
EDP Renovaveis SA (a)	35,839	202,759
Electric Power Development
Co., Ltd. (a)	7,200	216,483
The AES Corp.	16,639	188,853
		1,272,855

Internet & Catalog Retail - 0.30%
Amazon.com, Inc.	1,077	169,154
ASOS PLC (a)	11,512	205,255
Netflix, Inc.	1,048	169,944
priceline.com, Inc.	498	173,473
Start Today Co., Ltd. (a)	61	170,183
		888,009

Metals & Mining - 0.35%
Carpenter Technology Corp.	4,826	162,684
Fortescue Metals Group, Ltd. (a)	42,616	214,602
Nippon Steel Corp. (a)	36,000	122,472
Nucor Corp.	4,223	161,319
Rautaruukki OYJ (a)	9,049	187,015
Sumitomo Metal Industries, Ltd. (a) 72,000		181,984
		1,030,076

Oil, Gas & Consumable Fuels - 0.11%
Clean Energy Fuels Corp.	12,241	173,945
Saras SpA (a)	71,003	139,965
		313,910

	Shares	Fair Value

Professional Services - 0.48%
Adecco SA (a)	3,441	$179,815
Hays PLC (a)	96,998	172,335
IHS, Inc. - Class A	2,966	201,688
Randstad Holdings NV (a)	4,932	224,063
Robert Half International, Inc.	7,699	200,174
Seek, Ltd. (a)	32,468	234,736
Verisk Analytics, Inc. - Class A	6,991	195,818
		1,408,629

Real Estate Management
& Development - 0.67%
Atrium European Real Estate,
Ltd. (a)	42,475	236,017
Beni Stabili SpA (a)	192,172	180,504
Deutsche Euroshop AG (a)	5,035	178,429
First Capital Realty, Inc.	10,290	155,015
Goldcrest Co., Ltd. (a)	9,220	173,841
Hufvudstaden AB - Class A (a)	17,055	183,825
IVG Immobilien AG (a)	30,941	224,358
Keppel Land Ltd (a)	72,000	221,732
Sumitomo Real Estate Sales Co.,
Ltd. (a)	4,620	209,195
The St. Joe Co.	7,664	190,604
		1,953,520

Thrifts & Mortgage Finance - 0.36%
Astoria Financial Corp.	12,783	174,232
Capitol Federal Financial	6,069	149,904
First Niagara Financial
Group, Inc.	14,654	170,719
Northwest Bancshares, Inc.	17,778	198,936
People's United Financial, Inc.	14,975	196,023
TFS Financial Corp.	16,358	150,330
		1,040,144

TOTAL COMMON STOCKS
(Proceeds $15,273,356)		$16,895,270

100  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                              See Notes to the Finacial Statements

Leuthold Global Fund

Consolidated Schedule of  Securities Sold Short (continued)
September 30, 2010

	Principal
	Amount	Fair Value

UNITED STATES TREASURY
OBLIGATIONS - 1.68%
United States Treasury Bonds - 1.68%
4.250%, 05/15/2039	$4,415,000	$4,853,741

TOTAL UNITED STATES TREASURY OBLIGATIONS
(Proceeds $4,361,878)		$4,853,741

TOTAL SECURITIES SOLD SHORT
(Proceeds $19,635,234 ) - 7.51%		$21,749,011

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Finacial Statements                                                                                                                                                                                             The Leuthold Funds - 2010 Annual Report  101

Leuthold Global Fund

Consolidated Schedule of  Securities Sold Short (continued)
September 30, 2010

		Percentage
	Fair	of Total
	Value	Investments

CURRENCY EXPOSURE
September 30, 2010
Australian Dollar	$877,983	4.04%
British Pound	1,268,244	5.83
Canadian Dollar	588,722	2.71
Euro	3,515,150	16.16
Japanese Yen	1,766,966	8.12
New Zealand Dollar	185,600	0.85
Singapore Dollar	221,732	1.02
Swedish Krona	183,825	0.85
Swiss Franc	466,837	2.15
US Dollar	12,673,952	58.27
Total Investments	$21,749,011	100.00%

		Percentage
	Fair	of Total
	Value	Investments

PORTFOLIO DIVERSIFICATION
September 30, 2010
Australia	$877,983	4.03%
Austria	64,324	0.29
Bermuda	210,375	0.97
Canada	588,722	2.71
Chile	215,006	0.99
Finland	615,304	2.83
France	203,784	0.94
Germany	619,506	2.85
Italy	954,087	4.39
Japan	1,766,966	8.12
Jersey	458,455	2.11
Mexico	350,672	1.61
Netherlands	346,351	1.59
New Zealand	185,600	0.85
Singapore	221,732	1.02
Spain	645,183	2.97
Sweden	183,825	0.85
Switzerland	628,214	2.89
United Kingdom	1,045,807	4.81
United States	11,567,115	53.18
Total Investments	$21,749,011	100.00%

102  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                              See Notes to the Finacial Statements

Leuthold Select Industries Fund

Schedule of  Securities
September 30, 2010

	Shares	Fair Value

COMMON STOCKS - 97.65%
Beverages - 1.46%
Coca-Cola Femsa SAB De CV -
ADR	2,474	$193,516
Fomento Economico Mexicano
SAB De CV - ADR	7,421	376,467
		569,983

Chemicals - 1.42%
Sherwin Williams Co.	7,376	554,233

Electronic Equipment, Instruments &
Components - 10.07%
Amphenol Corp. - Class A	10,115	495,433
Arrow Electronics, Inc. (a)	7,995	213,706
Benchmark Electronics, Inc. (a)	6,140	100,696
Corning, Inc.	31,316	572,456
Dolby Laboratories, Inc. -
Class A (a)	5,565	316,148
Flextronics International
Ltd. (a)(b)	57,995	350,290
LG Display Co. Ltd. - ADR	12,279	214,146
Molex, Inc.	17,712	370,712
Plexus Corp. (a)	4,549	133,513
Sanmina-SCI Corp. (a)	21,290	257,183
Tyco Electronics, Ltd. (b)	19,744	576,920
Vishay Intertechnology, Inc. (a)	34,806	336,922
		3,938,125

Food & Staples Retailing - 5.89%
BJ's Wholesale Club, Inc. (a)	11,572	480,238
Costco Wholesale Corp.	14,929	962,771
Wal-Mart Stores, Inc.	16,078	860,495
		2,303,504

	Shares	Fair Value

Health Care Providers & Services - 16.68%
Aetna, Inc.	21,422	$677,150
AMERIGROUP Corp. (a)	18,746	796,143
CIGNA Corp.	25,574	915,038
Coventry Health Care, Inc. (a)	42,403	912,936
Healthspring, Inc. (a)	14,696	379,745
Humana, Inc. (a)	12,368	621,368
Magellan Health Services, Inc. (a)	10,449	493,611
Molina Healthcare, Inc. (a)	2,959	79,863
UnitedHealth Group, Inc.	23,281	817,396
Wellpoint, Inc. (a)	14,604	827,170
		6,520,420

Household Durables - 6.65%
Garmin, Ltd. (b)	6,316	191,691
Panasonic Corp. - ADR	34,762	472,068
Sharp Corp. (b)	65,000	647,041
Sony Corp. - ADR	35,203	1,088,477
Whirlpool Corp.	2,476	200,457
		2,599,734

Industrial Conglomerates - 10.82%
3M Co.	6,670	578,356
Carlisle Companies, Inc.	15,680	469,616
General Electric Co.	67,938	1,103,992
Koninklijke Philips Electronics
N.V. - NYS	20,495	641,903
Siemens AG - ADR	5,521	581,914
Tyco International, Ltd. (b)	23,233	853,348
		4,229,129

Leisure Equipment & Products - 0.62%
Polaris Industries, Inc.	3,710	241,521

Machinery - 0.68%
Cummins, Inc.	2,915	264,041

Media - 2.42%
DIRECTV - Class A (a)	15,945	663,790
Grupo Televisa SA - ADR	14,974	283,308
		947,098

See Notes to the Finacial Statements                                                                                                                                                                                             The Leuthold Funds - 2010 Annual Report  103

Leuthold Select Industries Fund

Schedule of  Securities (continued)
September 30, 2010

	Shares	Fair Value

Oil, Gas & Consumable Fuels - 0.98%
Occidental Petroleum Corp.	4,903	$383,905

Paper & Forest Products - 3.34%
Domtar Corp.	6,581	425,001
Fibria Celulose S.A. - ADR (a)	36,219	626,226
Schweitzer-Mauduit International,
Inc.	4,373	254,990
		1,306,217

Pharmaceuticals - 10.73%
Abbott Laboratories	4,284	223,796
Allergan, Inc.	3,357	223,341
AstraZeneca PLC - ADR	4,240	214,968
Endo Pharmaceuticals Holdings,
Inc. (a)	8,569	284,834
GlaxoSmithKline PLC - ADR	5,698	225,185
Impax Laboratories, Inc. (a)	3,978	78,764
Medicis Pharmaceutical Corp. -
Class A	7,650	226,823
Merck & Co., Inc.	11,107	408,849
Novartis AG - ADR	7,478	431,256
Par Pharmaceutical Companies,
Inc. (a)	4,108	119,461
Perrigo Co.	4,092	262,788
Pfizer, Inc.	21,378	367,060
Questcor Pharmaceuticals,
Inc. (a)	10,557	104,725
Shire PLC - ADR	2,208	148,554
Teva Pharmaceutical Industries,
Ltd. - ADR	4,240	223,660
Valeant Pharmaceuticals International,
Inc. (b)	6,316	158,216
Viropharma, Inc. (a)	8,657	129,076
Warner Chilcott PLC -
Class A (a)(b)	9,793	219,755
Watson Pharmaceuticals, Inc. (a)	3,357	142,035
		4,193,146

	Shares	Fair Value

Semiconductors & Semiconductor
Equipment - 15.32%
Altera Corp.	27,429	$827,259
Analog Devices, Inc.	24,249	760,934
Applied Micro Circuits Corp. (a)	24,382	243,820
Atheros Communications, Inc. (a)	15,150	399,202
Broadcom Corp. - Class A	13,781	487,710
Cirrus Logic, Inc. (a)	11,882	211,975
Intel Corp.	37,323	717,721
LSI Corp. (a)	55,830	254,585
Micrel, Inc.	17,315	170,726
ON Semiconductor Corp. (a)	50,972	367,508
RF Micro Devices, Inc. (a)	97,394	597,999
Samsung Electronics Co., Ltd. -
GDR (Acquired 01/25/2010,
Cost $895,624) (a)(d)	2,456	836,795
Volterra Semiconductor Corp. (a)	5,080	109,322
		5,985,556

Specialty Retail - 7.01%
Best Buy, Inc.	35,557	1,451,792
Hhgregg, Inc. (a)	6,979	172,800
RadioShack Corp.	9,011	192,205
The Home Depot, Inc.	29,019	919,322
		2,736,119

Textiles, Apparel & Luxury Goods - 0.43%
Fossil, Inc. (a)	3,136	168,685

Tobacco - 1.19%
Phillip Morris International, Inc.	8,304	465,190

Transportation Infrastructure - 0.18%
Grupo Aeroportuario del Sureste
SAB de CV - ADR	1,502	71,315

Wireless Telecommunication Services - 1.76%
America Movil SAB de CV - ADR	12,898	687,850

TOTAL COMMON STOCKS
(Cost $36,334,870)		$38,165,771

104  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                              See Notes to the Finacial Statements

Leuthold Select Industries Fund

Schedule of  Securities (continued)
September 30, 2010

	Shares	Fair Value

PREFERRED STOCKS - 1.11%
Food & Staples Retailing - 1.11%
Cia Brasileira de Distribuicao Gupo
Pao de Acucar - Class A	6,272	$432,894

TOTAL PREFERRED STOCKS
(Cost $450,621)		$432,894

SHORT-TERM INVESTMENTS - 3.62%
Money Market Funds - 3.62%
Fidelity Institutional Money Market Fund -
Government Portfolio
0.06% (c)	1,413,831	$1,413,831

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,413,831)		$1,413,831

Total Investments
(Cost $38,199,322) - 102.38%		$40,012,496

Liabilities in Excess of
Other Assets - (2.38)%		(924,009)

TOTAL NET ASSETS - 100.00%		$39,088,487

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
GDR Global Depository Receipt
NYS  New York Registered Shares
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2010.
(d)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933. Resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2010, the market value of these securities total $836,795, which represents 2.14% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Finacial Statements                                                                                                                                                                                             The Leuthold Funds - 2010 Annual Report  105

Leuthold Global Industries Fund

Schedule of  Securities (continued)
September 30, 2010

	Shares	Fair Value

COMMON STOCKS - 88.46%
Aerospace & Defense - 0.97%
Aselsan Elektronik Sanayi Ve
Ticaret AS (b)	20,552	$94,481

Auto Components - 5.99%
Autoliv, Inc.	1,376	89,894
Cheng Shin Rubber Industry Co.,
Ltd. (b)	46,250	101,852
Johnson Controls, Inc.	2,617	79,819
Lear Corp. (a)	1,048	82,719
Minth Group, Ltd. (b)	62,000	123,698
TRW Automotive Holdings
Corp. (a)	2,497	103,775
		581,757

Automobiles - 7.56%
Dongfeng Motor Group Co.,
Ltd. (b)	60,000	122,802
Ford Otomotiv Sanayi AS (b)	5,986	51,313
Honda Motor Co., Ltd. (b)	2,600	92,283
Hyundai Motor Co. (b)	650	87,218
Kia Motors Corp. (b)	2,830	91,334
Proton Holdings Bhd (b)	59,200	95,119
Thor Industries, Inc.	2,693	89,946
Tofas Turk Otomobil Fabrikasi
AS (b)	20,128	104,359
		734,374

Chemicals - 10.10%
Ashland, Inc.	898	43,795
BASF SE (b)	778	49,059
Cabot Corp.	1,480	48,204
China Petrochemical Development
Corp. (a)(b)	163,000	116,348
Eastman Chemical Co.	695	51,430
El du Pont de Nemours & Co.	1,037	46,271

	Shares	Fair Value

Chemicals - 10.10% (continued)
Fuchs Petrolub AG (b)	882	$102,239
Fufeng Group, Ltd. (b)	66,000	46,870
Hanwha Chem Corp. (b)	4,140	99,302
Honam Petrochemical Corp. (b)	556	103,617
Kemira OYJ (b)	3,563	49,010
Lanxess AG (b)	953	52,214
LCY Chemical Corp. (b)	44,000	81,827
Mitsubishi Chemical Holdings
Corp. (b)	8,500	43,172
The Dow Chemical Co.	1,761	48,357
		981,715

Consumer Finance - 5.36%
Banco Compartamos SA de
CV (b)	15,800	100,617
Cash America International, Inc.	2,067	72,345
Credit Acceptance Corp. (b)	1,487	90,053
Discover Financial Services	5,423	90,456
International Personal Finance
PLC (b)	11,164	47,316
Provident Financial PLC (b)	2,551	33,021
Samsung Card Co. (b)	1,739	87,541
		521,349

Electronic Equipment, Instruments &
Components - 4.23%
Canon Electronics, Inc. (b)	1,600	40,862
Coretronic Corp. (b)	57,000	87,576
Halma PLC (b)	10,404	51,727
Kingboard Chemical Holdings,
Ltd. (b)	16,000	81,044
Kingboard Laminates Holdings,
Ltd. (b)	78,500	79,726
LG Display Co., Ltd. - ADR	4,018	70,074
		411,009

106  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                              See Notes to the Finacial Statements

Leuthold Global Industries Fund

Schedule of  Securities (continued)
September 30, 2010

	Shares	Fair Value

Food & Staples Retailing - 5.12%
Alimentation Couche Tard, Inc. -
Class B (b)	4,167	$93,189
Alliance Global Group, Inc. (b)	432,000	88,595
Axfood AB (b)	2,933	96,558
Delhaize Group SA (b)	460	33,362
Koninklijke Ahold NV (b)	2,877	38,781
Rallye SA (b)	2,437	90,199
SUPERVALU, Inc.	5,064	58,388
		499,072

Health Care Providers & Services - 3.79%
Aetna, Inc.	2,007	63,441
Amedisys, Inc. (a)	1,246	29,655
Community Health Systems,
Inc. (a)	2,927	90,649
UnitedHealth Group, Inc.	2,768	97,185
WellPoint, Inc. (a)	1,555	88,075
		369,005

Industrial Conglomerates - 7.76%
Alfa S.A.B. de CV - Class A (b)	9,900	76,597
Carlisle Companies, Inc.	1,978	59,241
CJ Corp. (b)	1,235	99,428
Discount Investment Corp. (b)	1,557	31,085
General Electric Co.	4,098	66,592
Hutchison Whampoa, Ltd. (b)	10,000	93,313
Jardine Strategic Holdings,
Ltd. (b)	2,000	53,600
Keppel Corp., Ltd. (b)	13,000	88,769
MMC Corp. Bhd (b)	106,000	103,013
NWS Holdings, Ltd. (b)	19,000	37,271
Reunert, Ltd. (b)	5,029	44,740
		753,649

Media - 7.73%
Comcast Corp. - Class A	4,806	86,892
Daiichikosho Co., Ltd. (b)	6,500	101,223
Metropole Television SA (b)	2,949	69,349
Naspers, Ltd. (b)	2,016	98,569

	Shares	Fair Value

Media - 7.73% (continued)
ProSiebenSat.1 Media AG (b)	5,330	$126,650
The Walt Disney Co.	2,445	80,954
TV Azteca SA de CV (b)	144,600	98,223
Viacom, Inc. - Class B	2,438	88,231
		750,091

Office Electronics - 4.83%
Brother Industries, Ltd. (b)	7,800	96,332
Neopost SA (b)	1,204	89,602
Ricoh Co., Ltd. (b)	6,000	84,595
Xerox Corp.	9,573	99,080
Zebra Technologies Corp. (a)	2,968	99,843
		469,452

Paper & Forest Products - 6.63%
China Forestry Holdings, Ltd. (b)	102,000	44,697
Domtar Corp.	1,071	69,165
Holmen AB (b)	3,092	95,370
International Paper Co.	2,645	57,529
MeadWestvaco Corp.	2,541	61,950
Semapa-Sociedade de Investimento
e Gestao (b)	7,088	75,176
Sino-Forest Corp. (a)(b)	4,400	73,298
Suzano Papel e Celulose SA (b)	8,300	78,340
Svenska Cellulosa AB (b)	5,838	88,778
		644,303

Road & Rail - 6.70%
Canadian Pacific Railway, Ltd. (b) 1,295		78,904
ComfortDelgro Corp., Ltd. (b)	72,000	83,218
CSX Corp.	1,401	77,503
Globaltrans Investment PLC -
GDR	5,700	86,013
Nippon Konpo Unyu Soko Co.,
Ltd. (b)	7,000	85,194
Norfolk Southern Corp.	1,349	80,279
Sankyu, Inc. (b)	19,000	74,425
Union Pacific Corp.	1,031	84,336
		649,872

See Notes to the Finacial Statements                                                                                                                                                                                             The Leuthold Funds - 2010 Annual Report  107

Leuthold Global Industries Fund

Schedule of  Securities (continued)
September 30, 2010

	Shares	Fair Value

Specialty Retail - 3.58%
AutoNation, Inc. (a)	2,222	$51,662
CarMax, Inc. (a)	1,480	41,233
Collective Brands, Inc. (a)	1,308	21,111
Delek Automotive Systems, Ltd. (b)	3,436	43,978
Jo-Ann Stores, Inc. (a)	906	40,362
K's Holdings Corp. (b)	3,200	73,598
WH Smith PLC (b)	10,745	76,497
		348,441

Trading Companies & Distributors - 4.92%
Applied Industrial Technologies,
Inc.	3,084	94,370
BayWa AG (b)	1,198	49,371
Hanwa Co., Ltd. (b)	12,000	47,149
JFE Shoji Holdings, Inc. (b)	24,000	97,748
LG International Corp. (b)	1,420	47,821
Noble Group, Ltd. (b)	66,000	94,852
WESCO International, Inc. (a)	1,199	47,109
		478,420

Water Utilities - 3.19%
American Water Works Co., Inc.	2,677	62,294
Cia de Saneamento Basico do Estado
de Sao Paulo (b)	2,900	64,804
Guangdong Investment, Ltd. (b) 118,000		61,594
Hyflux, Ltd. (b)	26,000	61,486
Severn Trent PLC (b)	2,914	60,012
		310,190

TOTAL COMMON STOCKS
(Cost $7,453,667)		$8,597,180

INVESTMENT COMPANIES - 5.78%
Exchange Traded Funds - 5.78%
iShares MSCI EAFE Index Fund	10,238	$562,271

TOTAL INVESTMENT COMPANIES
(Cost $534,390)		$562,271

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 5.33%
Money Market Funds - 5.33%
Fidelity Institutional Money Market Fund -
Government Portfolio
0.06%	518,356	$518,356

TOTAL SHORT-TERM INVESTMENTS
(Cost $518,356)		$518,356

Total Investments
(Cost $8,506,413) - 99.57%		$9,677,807

Other Assets in Excess of
Liabilities - 0.43%		42,457

TOTAL NET ASSETS - 100.00%		$9,720,264

ADR American Depository Receipt
GDR Global Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2010.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

108  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                              See Notes to the Finacial Statements

Leuthold Global Industries Fund

Schedule of  Securities (continued)
September 30, 2010

		Percentage
	Fair	of Total
	Value	Investments

CURRENCY EXPOSURE
September 30, 2010
Brazilian Real	$143,144	1.47%
British Pound	268,573	2.78
Canadian Dollar	166,487	1.72
Euro	825,010	8.52
Hong Kong Dollar	691,015	7.14
Israel Shekel	75,063	0.78
Japanese Yen	836,581	8.64
Malaysian Ringgit	198,132	2.05
Mexican Peso	275,438	2.85
New Taiwan Dollar	387,603	4.01
New Turkish Lira	250,152	2.58
Philippine Peso	88,595	0.92
Singapore Dollar	328,325	3.39
South African Rand	143,309	1.48
South Korea Won	616,262	6.37
Swedish Krona	280,706	2.90
US Dollar	4,103,412	42.40
Total Investments	$9,677,807	100.00%

		Percentage
	Fair	of Total
	Value	Investments

PORTFOLIO DIVERSIFICATION
September 30, 2010
Belgium	$33,362	0.33%
Bermuda	148,452	1.53
Brazil	143,144	1.48
Canada	245,391	2.54
Cayman Islands	79,726	0.82
Finland	49,010	0.51
France	249,150	2.57
Germany	379,531	3.92
Hong Kong	611,289	6.32
Israel	75,063	0.78
Japan	836,581	8.64
Korea, Republic of	686,336	7.09
Malaysia	198,132	2.05
Mexico	275,438	2.85
Netherlands	38,781	0.40
Philippines	88,595	0.92
Portugal	75,176	0.78
Singapore	233,473	2.41
South Africa	143,309	1.48
Sweden	280,706	2.90
	387,603	4.01
Taiwan, Province of China
Turkey	250,152	2.58
United Kingdom	268,573	2.78
United States	3,900,834	40.31
Total Investments	$9,677,807	100.00%

See Notes to the Finacial Statements                                                                                                                                                                                             The Leuthold Funds - 2010 Annual Report  109

Leuthold Undervalued & Unloved Fund

Schedule of  Investments
September 30, 2010

	Shares	Fair Value

COMMON STOCKS - 97.30%
Biotechnology - 2.80%
Amgen, Inc. (a)	4,066	$224,077

Commercial Banks - 3.90%
Bank of Montreal (b)	2,722	157,195
Canadian Imperial Bank of
Commerce (b)	2,133	154,515
		311,710

Containers & Packaging - 0.55%
Packaging Corp. of America	1,900	44,023

Diversified Consumer Services - 1.03%
Hillenbrand, Inc.	3,836	82,512

Diversified Telecommunication Services - 1.02%
Verizon Communications, Inc.	2,507	81,703

Electric Utilities - 4.68%
American Electric Power Co., Inc.	6,445	233,502
Cleco Corp.	1,671	49,495
Edison International	1,308	44,982
Pepco Holdings, Inc.	2,475	46,035
		374,014

Food Products - 5.78%
Kraft Foods, Inc. - Class A	7,748	239,103
Sara Lee Corp.	16,595	222,871
		461,974

Hotels, Restaurants & Leisure - 2.18%
Cracker Barrel Old Country
Store, Inc.	3,436	174,411

Household Products - 4.88%
Energizer Holdings, Inc. (a)	2,452	164,848
Kimberly-Clark Corp.	3,464	225,333
		390,181

Industrial Conglomerates - 3.34%
3M Co.	1,061	91,999
Tyco International, Ltd. (b)	4,765	175,019
		267,018

	Shares	Fair Value

Insurance - 4.41%
ACE, Ltd. (b)	1,387	$80,793
Chubb Corp.	2,033	115,861
Loews Corp.	2,047	77,581
Travelers Companies, Inc.	1,507	78,515
		352,750

Machinery - 4.22%
Caterpillar, Inc.	2,895	227,779
Joy Global, Inc.	1,560	109,699

		337,478

Metals & Mining - 1.38%
Cia Siderugica Nacional SA - ADR 6,249		110,420

Multi-Utilities - 4.67%
Alliant Energy Corp.	2,349	85,386
Dominion Resources, Inc.	3,363	146,829
DTE Energy Co.	827	37,984
TECO Energy, Inc.	5,991	103,764
		373,963

Oil, Gas & Consumable Fuels - 11.09%
Chevron Corp.	3,214	260,495
Conocophillips	4,361	250,452
Exxon Mobil Corp.	2,520	155,711
Occidental Petroleum Corp.	2,807	219,788
		886,446

Pharmaceuticals - 13.85%
Abbott Laboratories	3,018	157,660
Bristol-Myers Squibb Co.	5,436	147,370
Eli Lilly & Co.	5,348	195,362
Endo Pharmaceuticals Holdings,
Inc. (a)	1,360	45,206
Johnson & Johnson	1,313	81,354
Medicis Pharmaceutical Corp. -
Class A	3,976	117,888
Merck & Co., Inc.	2,206	81,203
Novartis AG - ADR	4,268	246,136
Viropharma, Inc. (a)	2,347	34,994
		1,107,173

110  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                              See Notes to the Finacial Statements

Leuthold Undervalued & Unloved Fund

Schedule of  Investments (continued)
September 30, 2010

	Shares	Fair Value

Real Estate Investment Trusts (REITs) - 8.55%
HCP, Inc.	6,172	$222,069
Health Care REIT, Inc.	904	42,795
National Retail Properties, Inc.	1,708	42,888
Nationwide Health Properties, Inc. 4,092		158,238
Ventas, Inc.	4,220	217,625
		683,615

Semiconductors & Semiconductor
Equipment - 1.15%
Texas Instruments, Inc.	3,397	92,195

Software - 0.89%
Microsoft Corp.	2,894	70,874

Specialty Retail - 4.76%
JOS A Bank Clothiers, Inc. (a)	3,814	162,515
Limited Brands, Inc.	8,122	217,507
		380,022

Tobacco - 11.20%
Altria Group, Inc.	11,402	273,876
British American Tobacco PLC -
ADR	1,661	124,093
Lorillard, Inc.	3,251	261,088
Reynolds American, Inc.	3,990	236,966
		896,023

Wireless Telecommunication Services - 0.97%
Vodafone Group, PLC - ADR	3,124	77,507

TOTAL COMMON STOCKS
(Cost $6,602,049)		$7,780,089

INVESTMENT COMPANIES - 0.49%
Mutual Funds - 0.49%
Apollo Investment Corporation	3,819	$39,068

TOTAL INVESTMENT COMPANIES
(Cost $38,190)		$39,068

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 2.16%
Money Market Funds - 2.16%
Fidelity Institutional Money Market Fund -
Government Portfolio
0.06% (c)	172,462	$172,462

TOTAL SHORT-TERM INVESTMENTS
(Cost $172,462)		$172,462

Total Investments
(Cost $6,812,701) - 99.95%		$7,991,619

Other Assets in Excess of
Liabilities - 0.05%		4,234

TOTAL NET ASSETS - 100.00%		$7,995,853

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2010.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Finacial Statements                                                                                                                                                                                             The Leuthold Funds - 2010 Annual Report  111

Leuthold Global Clean Technology Fund

Schedule of  Investments
September 30, 2010

	Shares	Fair Value

COMMON STOCKS - 97.02%
Automobiles - 2.71%
Byd Co., Ltd. (b)	63,000	$506,267
Tesla Motors, Inc. (a)	11,665	236,333
		742,600

Building Products - 0.31%
Water-Furnace Renewable
Energy, Inc. (b)	3,385	85,900

Chemicals - 8.54%
ADA-ES, Inc. (a)	166,189	806,017
Cereplast, Inc. (a)	214,000	689,080
LSB Industries, Inc. (a)	45,470	844,377
		2,339,474

Commercial Services & Supplies - 4.37%
BWT AG (b)	12,413	323,211
Clean Harbors, Inc. (a)	1,961	132,858
Sinomem Technology, Ltd. (b)	1,951,000	741,769
		1,197,838

Construction & Engineering - 10.29%
Abengoa SA (b)	29,892	757,141
Insituform Technologies, Inc. -
Class A (a)	35,642	861,824
Layne Christensen Co. (a)	29,881	773,619
Quanta Services, Inc. (a)	15,290	291,733
Solar Millennium AG (a)(b)	5,184	135,017
		2,819,334

Construction Materials - 2.91%
Headwaters, Inc. (a)	221,316	796,738

Electrical Equipment - 8.95%
Advanced Battery Technologies,
Inc. (a)	39,215	140,782
Areva SA (b)	703	295,273
China High Speed Transmission Equipment
Group Co., Ltd. (b)	210,000	455,789
Nordex SE (a)(b)	11,396	104,865

	Shares	Fair Value

Electrical Equipment - 8.95%(continued)
Real Goods Solar, Inc. -
Class A (a)	61,004	$225,105
SMA Solar Technology AG (b)	4,019	443,956
Suzlon Energy, Ltd. - GDR (a)(b)	30,241	133,060
Vestas Wind System A/S (a)(b)	17,290	651,522
		2,450,352

Electronic Equipment, Instruments &
Components - 9.17%
5N Plus, Inc. (a)(b)	99,938	561,417
Echelon Corp. (a)	40,826	349,062
Everlight Electronics Co., Ltd. (b)	102,000	286,984
Horiba, Ltd. (b)	13,300	324,853
Itron, Inc. (a)	4,514	276,392
Maxwell Technologies, Inc. (a)	48,795	712,895
		2,511,603

Independent Power Producers &
Energy Traders - 4.53%
Boralex, Inc. - Class A (a)(b)	39,095	310,055
Iberdrola Renovables SA (b)	180,825	600,991
Ormat Technologies, Inc.	3,719	108,483
Plutonic Power Corp. (a)(b)	104,858	222,170
		1,241,699

IT Services - 0.58%
Telvent GIT SA (a)(b)	7,015	158,679

Machinery - 22.19%
China Valves Technology, Inc. (a)	115,008	892,461
China Wind Systems, Inc. (a)	176,274	780,894
CLARCOR, Inc.	10,543	407,276
Donaldson Co., Inc.	8,775	413,566
Duoyuan Global Water, Inc. -
ADR (a)	51,652	673,026
Electrovaya, Inc. (a)(b)	216,163	701,705
ESCO Technologies, Inc.	24,405	811,710
Hansen Transmissions International
NV (a)(b)	66,268	49,552

112  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                              See Notes to the Finacial Statements

Leuthold Global Clean Technology Fund

Schedule of  Investments (continued)
September 30, 2010

	Shares	Fair Value

Machinery - 22.19% (continued)
Kurita Water Industries, Ltd. (b)	4,300	$119,347
Meyer Burger Technology
AG (a)(b)	25,921	817,739
Pall Corp.	9,816	408,738
		6,076,014

Multi-Utilities - 0.73%
Suez Environnement Co. (b)	10,802	199,535

Oil, Gas & Consumable Fuels - 0.34%
Fersa Energias Renovables SA (b)	60,324	92,105

Semiconductors & Semiconductor
Equipment - 19.21%
Aixtron AG (b)	12,341	366,761
Cree, Inc. (a)	2,387	129,590
Epistar Corp. (b)	129,000	407,957
First Solar, Inc. (a)	5,493	809,394
Formosa Epitaxy, Inc. (b)	207,000	280,934
JA Solar Holdings Co., Ltd. -
ADR (a)	33,432	311,921
JinkoSolar Holding Co., Ltd. -
ADR (a)	13,898	439,316
Manz Automation AG (a)(b)	7,413	500,237
Rubicon Technology, Inc. (a)	10,232	232,164
Taiwan Surface Mounting
Technology Co., Ltd. (b)	138,000	307,437
Trina Solar, Ltd. - ADR (a)	30,711	926,858
Veeco Instruments, Inc. (a)	7,738	269,824
Yingli Green Energy Holding
Co., Ltd. - ADR (a)	20,087	278,004
		5,260,397

Trading Companies & Distributors - 2.19%
Phoenix Solar AG (b)	16,712	598,729

TOTAL COMMON STOCKS
(Cost $27,503,063)		$26,570,997

	Shares	Fair Value

PREFERRED STOCKS - 1.04%
Electric Utilities - 1.04%
Cia Energetica de Minas Gerais -
ADR	17,295	$283,465

TOTAL PREFERRED STOCKS
(Cost $273,206)		$283,465

SHORT-TERM INVESTMENTS - 5.62%
Money Market Funds - 5.62%
Fidelity Institutional Money Market Fund -
Government Portfolio
0.06% (c)	1,538,912	$1,538,912

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,538,912)		$1,538,912

Total Investments
(Cost $29,315,181) - 103.68%		$28,393,374

Liabilities in Excess of
Other Assets - (3.68)%		(1,007,398)

TOTAL NET ASSETS - 100.00%		$27,385,976

ADR American Depository Receipt
GDR Global Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2010.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Finacial Statements                                                                                                                                                                                             The Leuthold Funds - 2010 Annual Report  113

Leuthold Global Clean Technology Fund

Schedule of  Investments (continued)
September 30, 2010

		Percentage
	Fair	of Total
	Value	Investments

CURRENCY EXPOSURE
September 30, 2010
British Pound	$49,551	0.18%
Canadian Dollar	1,881,246	6.63
Danish Krone	651,522	2.29
Euro	4,417,822	15.56
Hong Kong Dollar	962,056	3.39
Japanese Yen	444,200	1.56
New Taiwan Dollar	1,283,312	4.52
Singapore Dollar	741,769	2.61
Swiss Franc	817,739	2.88
US Dollar	17,144,157	60.38
Total Investments	$28,393,374	100.00%

		Percentage
	Fair	of Total
	Value	Investments

PORTFOLIO DIVERSIFICATION
September 30, 2010
Austria	$323,211	1.15%
Brazil	283,465	1.00
Canada	1,881,246	6.63
Cayman Islands	2,411,887	8.49
China	506,267	1.78
Denmark	651,522	2.29
France	494,808	1.74
Germany	2,149,565	7.57
Japan	444,200	1.56
Singapore	741,769	2.61
Spain	1,608,917	5.67
Switzerland	817,739	2.88
Taiwan, Province of China	1,283,312	4.52
United Kingdom	182,612	0.64
United States	13,939,828	49.10
Virgin Islands (British)	673,026	2.37
Total Investments	$28,393,374	100.00%

114  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                              See Notes to the Finacial Statements

Leuthold Hedged Equity Fund

Schedule of  Investments
September 30, 2010

	Shares	Fair Value

COMMON STOCKS - 52.44%
Beverages - 0.79%
Coca-Cola Femsa SAB De CV -
ADR	157	$12,281
Fomento Economico Mexicano SAB
De CV - ADR	472	23,944
		36,225

Chemicals - 0.77%
Sherwin Williams Co.	469	35,241

Electronic Equipment, Instruments &
Components - 5.46%
Amphenol Corp. - Class A	643	31,494
Arrow Electronics, Inc. (a)	508	13,579
Benchmark Electronics, Inc. (a)	390	6,396
Corning, Inc.	1,992	36,414
Dolby Laboratories, Inc. -
Class A (a)	354	20,111
Flextronics International
Ltd. (a)(b)	3,688	22,276
LG Display Co. Ltd. - ADR	781	13,621
Molex, Inc.	1,126	23,567
Plexus Corp. (a)	289	8,482
Sanmina-SCI Corp. (a)	1,354	16,356
Tyco Electronics, Ltd. (b)	1,256	36,700
Vishay Intertechnology, Inc. (a)	2,213	21,422
		250,418

Food & Staples Retailing - 3.19%
BJ's Wholesale Club, Inc. (a)	736	30,544
Costco Wholesale Corp.	949	61,202
Wal-Mart Stores, Inc.	1,022	54,697
		146,443

	Shares	Fair Value

Health Care Providers & Services - 8.99%
Aetna, Inc.	1,362	$43,053
AMERIGROUP Corp. (a)	1,181	50,157
CIGNA Corp.	1,626	58,178
Coventry Health Care, Inc. (a)	2,697	58,066
Healthspring, Inc. (a)	926	23,928
Humana, Inc. (a)	787	39,539
Magellan Health Services, Inc. (a)	658	31,084
Molina Healthcare, Inc. (a)	188	5,074
UnitedHealth Group, Inc.	1,467	51,506
Wellpoint, Inc. (a)	920	52,109
		412,694

Household Durables - 3.47%
Garmin, Ltd. (b)	402	12,201
Panasonic Corp. - ADR	2,211	30,025
Sharp Corp. - ADR (a)	3,506	35,025
Sony Corp. - ADR	2,239	69,229
Whirlpool Corp.	156	12,630
		159,110

Industrial Conglomerates - 5.85%
3M Co.	424	36,765
Carlisle Companies, Inc.	997	29,860
General Electric Co.	4,281	69,566
Koninklijke Philips Electronics
N.V. - NYS	1,303	40,811
Siemens AG - ADR	351	36,995
Tyco International, Ltd. (b)	1,478	54,287
		268,284

Leisure Equipment & Products - 0.33%
Polaris Industries, Inc.	236	15,364

Machinery - 0.37%
Cummins, Inc.	185	16,757

Media - 1.31%
DIRECTV - Class A (a)	1,014	42,213
Grupo Televisa SA - ADR	952	18,012
		60,225

See Notes to the Finacial Statements                                                                                                                                                                                             The Leuthold Funds - 2010 Annual Report  115

Leuthold Hedged Equity Fund

Schedule of  Investments (continued)
September 30, 2010

	Shares	Fair Value

Oil, Gas & Consumable Fuels - 0.53%
Occidental Petroleum Corp.	312	$24,430

Paper & Forest Products - 1.81%
Domtar Corp.	419	27,059
Fibria Celulose S.A. - ADR (a)	2,303	39,819
Schweitzer-Mauduit International,
Inc.	278	16,210
		83,088

Pharmaceuticals - 5.79%
Abbott Laboratories	272	14,209
Allergan, Inc.	213	14,171
AstraZeneca PLC - ADR	270	13,689
Endo Pharmaceuticals Holdings,
Inc. (a)	545	18,116
GlaxoSmithKline PLC - ADR	362	14,306
Impax Laboratories, Inc. (a)	251	4,970
Medicis Pharmaceutical Corp. -
Class A	482	14,291
Merck & Co., Inc.	700	25,767
Novartis AG - ADR	471	27,163
Par Pharmaceutical Companies,
Inc. (a)	261	7,590
Perrigo Co.	258	16,569
Pfizer, Inc.	1,360	23,351
Questcor Pharmaceuticals, Inc. (a)	671	6,656
Shire PLC - ADR	140	9,419
Teva Pharmaceutical Industries,
Ltd. - ADR	270	14,243
Valeant Pharmaceuticals International,
Inc. (b)	402	10,070
Viropharma, Inc. (a)	551	8,215
Warner Chilcott PLC -
Class A (a)(b)	617	13,845
Watson Pharmaceuticals, Inc. (a)	213	9,012
		265,652

	Shares	Fair Value

Semiconductors & Semiconductor
Equipment - 8.07%
Altera Corp.	1,744	$52,598
Analog Devices, Inc.	1,542	48,387
Applied Micro Circuits Corp. (a)	1,551	15,510
Atheros Communications, Inc. (a)	963	25,375
Broadcom Corp. - Class A	876	31,002
Cirrus Logic, Inc. (a)	756	13,487
Intel Corp.	2,374	45,652
LSI Corp. (a)	3,551	16,193
Micrel, Inc.	1,101	10,856
ON Semiconductor Corp. (a)	3,242	23,375
RF Micro Devices, Inc. (a)	6,194	38,031
Samsung Electronics Co., Ltd. -
GDR (Acquired 01/25/2010
through 06/11/2010,
cost $42,612) (a)(b)(d)	126	42,930
Volterra Semiconductor Corp. (a)	323	6,951
		370,347

Specialty Retail - 3.79%
Best Buy, Inc.	2,261	92,317
Hhgregg, Inc. (a)	444	10,993
RadioShack Corp.	573	12,222
The Home Depot, Inc.	1,845	58,450
		173,982

Textiles, Apparel & Luxury Goods - 0.23%
Fossil, Inc. (a)	199	10,704

Tobacco - 0.64%
Phillip Morris International, Inc.	528	29,579

Transportation Infrastructure - 0.10%
Grupo Aeroportuario del Sureste
SAB de CV - ADR	96	4,558

Wireless Telecommunication Services - 0.95%
America Movil SAB de CV - ADR	820	43,731

TOTAL COMMON STOCKS
(Cost $2,250,804)		$2,406,832

116  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                              See Notes to the Finacial Statements

Leuthold Hedged Equity Fund

Schedule of  Investments (continued)
September 30, 2010

	Shares	Fair Value

PREFERRED STOCKS - 0.60%
Food & Staples Retailing - 0.60%
Cia Brasileira de Distribuicao Gupo
Pao de Acucar - Class A	399	$27,539

TOTAL PREFERRED STOCKS
(Cost $28,580)		$27,539

SHORT-TERM INVESTMENTS - 1.66%
Money Market Funds - 1.66%
Fidelity Institutional Money Market Fund -
Government Portfolio
0.06% (c)	76,216	$76,216

TOTAL SHORT-TERM INVESTMENTS
(Cost $76,216)		$76,216

Total Investments
(Cost $2,355,600) - 54.70%		$2,510,587

Other Assets in Excess of
Liabilities - 45.30% (e)		2,078,901

TOTAL NET ASSETS - 100.00%		$4,589,488

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
GDR Global Depository Receipt
NYS New York Registered Shares
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2010.
(d)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933.  Resaleto the public may require registration or may extend only to qualified institutional buyers. At September 30, 2010, the market value of these securities total $42,930, which represents 0.94% of total net assets.

(e)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Finacial Statements                                                                                                                                                                                             The Leuthold Funds - 2010 Annual Report  117

Leuthold Hedged Equity Fund

Schedule of  Securities Sold Short
September 30, 2010

	Shares	Fair Value

COMMON STOCKS - 45.20%
Biotechnology - 0.77%
Vertex Pharmaceuticals, Inc.	1,019	$35,227

Building Products - 0.71%
Masco Corp.	2,945	32,424

Capital Markets - 5.34%
Blackstone Group LP	2,228	28,273
E*Trade Financial Corp.	2,496	36,292
Greenhill & Co., Inc.	341	27,048
Invesco, Ltd. (a)	1,846	39,190
Northern Trust Corp.	772	37,241
Stifel Financial Corp.	482	22,312
TD Ameritrade Holding Corp.	1,864	30,104
The Charles Schwab Corp.	1,785	24,812
		245,272

Chemicals - 0.62%
Intrepid Potash, Inc.	1,098	28,625

Commercial Banks - 2.02%
Associated Banc-Corp.	1,773	23,386
Barclays PLC - ADR	1,693	31,913
First Horizon National Corp.	2,159	24,636
Westamerica Bancorporation	227	12,369
		92,304

Commercial Services & Supplies - 0.75%
Covanta Holding Corp.	2,176	34,272

Construction & Engineering - 0.79%
Foster Wheeler AG (a)	1,477	36,127

Construction Materials - 0.76%
Vulcan Materials Co.	947	34,963

Containers & Packaging - 0.68%
Owens-Illinois, Inc.	1,110	31,147

Diversified Financial Services - 0.67%
Bank of America Corp.	2,330	30,546

	Shares	Fair Value

Electric Utilities - 0.25%
Korea Electric Power Corp. - ADR	900	$11,637

Energy Equipment & Services - 0.69%
Weatherford International, Ltd. (a)	1,864	31,874

Health Care Equipment & Supplies - 0.64%
Alere, Inc.	949	29,353

Health Care Providers & Services - 0.26%
Brookdale Senior Living, Inc.	736	12,004

Health Care Technology - 0.31%
Quality Systems, Inc.	213	14,124

Hotels, Restaurants & Leisure - 4.33%
Bally Technologies, Inc.	731	25,548
Hyatt Hotels Corp. - Class A	315	11,778
International Game Technology	2,324	33,582
Marriott International, Inc. -
Class A	897	32,140
MGM Resorts International	3,390	38,238
Penn National Gaming, Inc.	752	22,267
Starwood Hotels & Resorts
Worldwide, Inc.	669	35,156
		198,709

Household Durables - 2.89%
D.R. Horton, Inc.	3,038	33,783
KB Home	2,566	29,073
Pulte Group, Inc.	3,908	34,234
Toll Brothers, Inc.	1,874	35,643
		132,733

Independent Power Producers &
Energy Traders - 0.63%
Calpine Corp.	2,333	29,046

Internet & Catalog Retail - 0.69%
Expedia, Inc.	1,116	31,482

118  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                              See Notes to the Finacial Statements

Leuthold Hedged Equity Fund

Schedule of  Securities Sold Short (continued)
September 30, 2010

	Shares	Fair Value

Internet Software & Services - 2.80%
Equinix, Inc.	297	$30,398
GSI Commerce, Inc.	1,011	24,972
IAC/InterActiveCorp	1,410	37,041
Rackspace Hosting, Inc.	1,382	35,904
		128,315

Life Sciences Tools & Services - 0.85%
Illumina, Inc.	795	39,114

Media - 2.25%
DreamWorks Animation SKG, Inc. -
Class A	1,066	34,016
Lamar Advertising Co. - Class A	938	29,847
Liberty Global, Inc. - Class A	1,284	39,560
		103,423

Metals & Mining - 3.29%
AK Steel Holding Corp.	2,385	32,937
Harmony Gold Mining Co., Ltd. -
ADR	3,509	39,617
Royal Gold, Inc.	647	32,246
Silver Standard Resources, Inc. (a)	705	14,086
United States Steel Corp.	737	32,310
		151,196

Oil, Gas & Consumable Fuels - 2.91%
Consol Energy, Inc.	1,028	37,996
Massey Energy Co.	1,104	34,246
Range Resources Corp.	644	24,556
Tesoro Corp.	2,743	36,646
		133,444

Professional Services - 2.07%
Manpower, Inc.	696	36,332
Robert Half International, Inc.	1,357	35,282
Towers Watson & Co. - Class A	473	23,262
		94,876

	Shares	Fair Value

Real Estate Investment Trusts (REITs) - 1.72%
American Campus Communities,
Inc.	1,028	$31,292
Corporate Office Properties Trust
SBI MD	952	35,519
EastGroup Properties, Inc.	323	12,074
		78,885

Real Estate Management &
Development - 1.05%
Brookfield Asset Management, Inc. -
Class A (a)	941	26,696
The St Joe Co.	865	21,513
		48,209

Road & Rail - 1.32%
Con-way, Inc.	839	26,001
Hertz Global Holdings, Inc.	3,297	34,915
		60,916

Semiconductors & Semiconductor
Equipment - 1.47%
MEMC Electronic Materials, Inc.	3,352	39,956
Netlogic Microsystems, Inc.	990	27,304
		67,260

Software - 0.74%
Concur Technologies, Inc.	691	34,163

Thrifts & Mortgage Finance - 0.93%
People's United Financial, Inc.	2,374	31,075
TFS Financial Corp.	1,267	11,644
		42,719

TOTAL COMMON STOCKS
(Proceeds $2,024,014)		$2,074,389

See Notes to the Finacial Statements                                                                                                                                                                                             The Leuthold Funds - 2010 Annual Report  119

Leuthold Hedged Equity Fund

Schedule of  Securities Sold Short (continued)
September 30, 2010

	Shares	Fair Value

INVESTMENT COMPANIES - 1.92%
Exchange Traded Funds - 1.92%
SPDR Dow Jones Industrial Average
ETF Trust	408	$44,027
SPDR S&P 500 ETF Trust	386	44,051
		88,078

TOTAL INVESTMENT COMPANIES
(Proceeds $86,875)		$88,078

TOTAL SECURITIES SOLD SHORT
(Proceeds $2,110,889) - 47.12%		$2,162,467

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

120  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                              See Notes to the Finacial Statements

Grizzly Short Fund

Schedule of  Investments
September 30, 2010

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 5.76%
Money Market Funds - 5.76%
Fidelity Institutional Money Market Fund -
Government Portfolio
0.06% (a)	11,326,967	$11,326,967

TOTAL SHORT-TERM INVESTMENTS
(Cost $11,326,967)		$11,326,967

Total Investments
(Cost $11,326,967) - 5.76%		$11,326,967

Other Assets in Excess of
Liabilities - 94.24% (b)		185,225,275

TOTAL NET ASSETS - 100.00%		$196,552,242

Percentages are stated as a percent of net assets.
(a)	The rate quoted is the annualized seven-day yield as of September 30, 2010.
(b)	All or a portion of the assets have been committed as collateral for open securities sold short.

See Notes to the Finacial Statements                                                                                                                                                                                             The Leuthold Funds - 2010 Annual Report  121

Grizzly Short Fund

Schedule of Securities Sold Short
September 30, 2010

	Shares	Fair Value

COMMON STOCKS - 94.34%
Biotechnology - 1.59%
Vertex Pharmaceuticals, Inc.	90,214	$3,118,698

Building Products - 1.52%
Masco Corp.	271,818	2,992,716

Capital Markets - 11.09%
Blackstone Group LP	197,183	2,502,252
E*Trade Financial Corp.	220,896	3,211,828
Greenhill & Co., Inc.	30,157	2,392,053
Invesco, Ltd. (a)	163,417	3,469,343
Northern Trust Corp.	68,305	3,295,033
Stifel Financial Corp.	44,517	2,060,692
TD Ameritrade Holding Corp.	164,963	2,664,152
The Charles Schwab Corp.	158,004	2,196,256
		21,791,609

Chemicals - 1.29%
Intrepid Potash, Inc.	97,174	2,533,326

Commercial Banks - 4.26%
Associated Banc-Corp.	163,628	2,158,253
Barclays PLC - ADR	156,241	2,945,143
First Horizon National Corp.	191,017	2,179,504
Westamerica Bancorporation	20,105	1,095,522
		8,378,422

Commercial Services & Supplies - 1.54%
Covanta Holding Corp.	192,543	3,032,552

Construction & Engineering - 1.63%
Foster Wheeler AG (a)	130,682	3,196,482

Construction Materials - 1.57%
Vulcan Materials Co.	83,770	3,092,789

Containers & Packaging - 1.40%
Owens-Illinois, Inc.	98,205	2,755,632

Diversified Financial Services - 1.38%
Bank of America Corp.	206,204	2,703,334

	Shares	Fair Value

Electric Utilities - 0.52%
Korea Electric Power Corp.
- ADR	79,646	$1,029,822

Energy Equipment & Services - 1.43%
Weatherford International,
Ltd. (a)	164,963	2,820,867

Health Care Equipment & Supplies - 1.32%
Alere, Inc.	84,028	2,598,986

Health Care Providers & Services - 0.56%
Brookdale Senior Living, Inc.	67,866	1,106,895

Health Care Technology - 0.64%
Quality Systems, Inc.	18,816	1,247,689

Hotels, Restaurants & Leisure - 9.09%
Bally Technologies, Inc.	66,653	2,329,522
Hyatt Hotels Corp. - Class A	27,838	1,040,863
International Game Technology	205,688	2,972,192
Marriott International, Inc. -
Class A	79,389	2,844,508
MGM Resorts International	300,027	3,384,304
Penn National Gaming, Inc.	69,360	2,053,750
Starwood Hotels & Resorts
Worldwide, Inc.	61,701	3,242,387
		17,867,526

Household Durables - 6.18%
D.R. Horton, Inc.	280,388	3,117,915
KB Home	227,082	2,572,839
Pulte Group, Inc.	360,640	3,159,206
Toll Brothers, Inc.	172,906	3,288,672
		12,138,632

Independent Power Producers &
Energy Traders - 1.31%
Calpine Corp.	206,462	2,570,452

Internet & Catalog Retail - 1.47%
Expedia, Inc.	102,747	2,898,493

122  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                              See Notes to the Finacial Statements

Grizzly Short Fund

Schedule of Securities Sold Short (continued)
September 30, 2010

	Shares	Fair Value

Internet Software & Services - 5.84%
Equinix, Inc.	26,291	$2,690,884
GSI Commerce, Inc.	89,441	2,209,193
IAC/InterActiveCorp	124,753	3,277,261
Rackspace Hosting, Inc.	127,219	3,305,150
		11,482,488

Life Sciences Tools & Services - 1.76%
Illumina, Inc.	70,367	3,462,056

Media - 4.71%
DreamWorks Animation SKG, Inc. -
Class A	94,338	3,010,326
Lamar Advertising Co. - Class A	82,997	2,640,965
Liberty Global, Inc. - Class A	116,967	3,603,753
		9,255,044

Metals & Mining - 6.81%
AK Steel Holding Corp.	211,101	2,915,305
Harmony Gold Mining Co., Ltd. -
ADR	310,595	3,506,618
Royal Gold, Inc.	57,222	2,851,944
Silver Standard Resources, Inc. (a)	62,377	1,246,292
United States Steel Corp.	65,212	2,858,894
		13,379,053

Oil, Gas & Consumable Fuels - 6.01%
Consol Energy, Inc.	90,987	3,362,880
Massey Energy Co.	97,689	3,030,313
Range Resources Corp.	56,964	2,172,037
Tesoro Corp.	242,805	3,243,875
		11,809,105

Professional Services - 4.32%
Manpower, Inc.	61,603	3,215,677
Robert Half International, Inc.	120,114	3,122,964
Towers Watson & Co. - Class A	43,611	2,144,789
		8,483,430

	Shares	Fair Value

Real Estate Investment Trusts (REITs) - 3.55%
American Campus Communities,
Inc.	90,987	$2,769,644
Corporate Office Properties Trust
SBI MD	84,286	3,144,711
EastGroup Properties, Inc.	28,611	1,069,479
		6,983,834

Real Estate Management &
Development - 2.25%
Brookfield Asset Management, Inc. -
Class A (a)	85,588	2,428,131
The St Joe Co.	79,772	1,983,930
		4,412,061

Road & Rail - 2.74%
Con-way, Inc.	74,233	2,300,481
Hertz Global Holdings, Inc.	291,779	3,089,939
		5,390,420

Semiconductors & Semiconductor
Equipment - 3.03%
MEMC Electronic Materials, Inc.	296,676	3,536,378
Netlogic Microsystems, Inc.	87,637	2,417,028
		5,953,406

Software - 1.61%
Concur Technologies, Inc.	63,777	3,153,135

Thrifts & Mortgage Finance - 1.92%
People's United Financial, Inc.	210,070	2,749,816
TFS Financial Corp.	112,123	1,030,411
		3,780,227

TOTAL COMMON STOCKS
(Proceeds $178,711,696)		$185,419,181

See Notes to the Finacial Statements                                                                                                                                                                                             The Leuthold Funds - 2010 Annual Report  123

Grizzly Short Fund

Schedule of Securities Sold Short (continued)
September 30, 2010

	Shares	Fair Value

INVESTMENT COMPANIES - 4.12%
Exchange Traded Funds - 4.12%
SPDR Dow Jones Industrial Average
ETF Trust	37,474	$4,043,819
SPDR S&P 500 ETF Trust	35,553	4,057,309
		8,101,128

TOTAL INVESTMENT COMPANIES
(Proceeds $8,150,443)		$8,101,128

TOTAL SECURITIES SOLD SHORT
(Proceeds $186,862,139 ) - 98.46%		$193,520,309

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

124  The Leuthold Funds - 2010 Annual Report                                                                                                                                                                                              See Notes to the Finacial Statements

The Leuthold Funds

Notes to the Financial Statements

1.	ORGANIZATIONAND SIGNIFICANT ACCOUNTING POLICIES
Leuthold Funds, Inc. (the “Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended. The Company consists of nine series (the “Funds”): Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Global Industries Fund, Leuthold Undervalued & Unloved Fund, Leuthold Global Clean Technology Fund, Leuthold Hedged Equity Fund, and Grizzly Short Fund. The investment objective of the Leuthold Core Investment Fund is to seek total return consistent with prudent investment risk over the long-term. The Leuthold Core Investment Fund commenced operations on November 20, 1995.  Effective January 31, 2006, the Leuthold Core Investment Fund issued a class of Institutional Shares, which are not subject to the shareholder servicing fee of up to 0.25% that the Retail Shares are subject to, as described in the Funds’ prospectus.  Effective at the close of business on March 31, 2006, the Retail Shares of the Leuthold Core Investment Fund were closed to new investors, except as stated in the Prospectus. Effective January 31, 2008, the Institutional Shares of the Leuthold Core Investment Fund were closed to new investors except as stated in the Prospectus. Effective March 2, 2009, the Leuthold Core Investment Fund was opened to existing investors. The investment objective of the Leuthold Asset Allocation Fund is to seek total return consistent with prudent investment risk over the long-term. The Leuthold Asset Allocation Fund commenced operations on May 24, 2006. Effective January 31, 2007, the Leuthold Asset Allocation Fund added a class of Institutional Shares, which is not subject to the 0.25% 12b-1 fee that the Retail Shares are subject to, as discussed in the Funds’ prospectus. The Leuthold Global Fund seeks long-term capital appreciation and dividend income. The Leuthold Global Fund commenced operations on April 30, 2008, issuing a class of Institutional Shares and adding a new class of Retail Shares effective July 1, 2008, which are subject to a 0.25% 12b-1 fee that the Institutional Shares are not subject to.  The investment objective of the Leuthold Select Industries Fund is capital appreciation. The Leuthold Select Industries Fund commenced operations on June 19, 2000. Effective at the close of business on March 31, 2006, the Leuthold Select Industries Fund was closed to new investors, except as stated in the Prospectus. Effective March 2, 2009, the Leuthold Select Industries Fund was opened to existing investors. The Leuthold Global Industries Fund seeks long-term capital appreciation and dividend income. The Leuthold Global Industries Fund commenced operations on May 17, 2010, issuing classes of Retail and Institutional Shares where the Fund’s Retail Shares are subject to a 0.25% 12b-1 fee that the Institutional Shares are not subject to. The Leuthold Undervalued & Unloved Fund seeks long-term capital appreciation and dividend income, and commenced operations on November 14, 2006. The Leuthold Global Clean Technology Fund seeks capital appreciation and long-term growth. The Leuthold Global Clean Technology Fund commenced operations on July 22, 2009, issuing classes of Retail and Institutional Shares where the Fund’s Retail Shares are subject to a 0.25% 12b-1 fee that the Institutional Shares are not subject to. The Leuthold Hedged Equity Fund seeks capital appreciation and income (or “total return”). The Leuthold Hedged Equity Fund commenced operations on July 22, 2009, issuing classes of Retail and Institutional Shares where the Fund’s Retail Shares are subject to a 0.25% 12b-1 fee that the Institutional Shares are not subject to. The investment objective of the Grizzly Short Fund is capital appreciation, and the Fund commenced operations on June 19, 2000.

                                                                                                                                                                                            The Leuthold Funds - 2010 Annual Report  125

The Leuthold Funds

As of the close of business on February 19, 2010, pursuant to an Agreement and Plan of Reorganization previously approved by the Funds’ Board of Directors, all of the assets, subject to the liabilities, of the Leuthold Select Equities Fund, were transferred to the Leuthold Select Industries Fund in exchange for a corresponding class of shares of the Leuthold Select Industries Fund of equal value.  The purpose of the transaction was to combine two funds with comparable investment objectives and strategies.  The exchange ratio was 0.58. The net asset value of the Leuthold Select Industries Fund shares on the close of business February 19, 2010, after the reorganization was $12.08, and a total of 731,396 shares were issued to shareholders of the Leuthold Select Equities Fund in the exchange. The exchange was a tax-free event to Leuthold Select Equities Fund shareholders. For financial reporting purposes, assets received and shares issued by the Leuthold Select Industries Fund were recorded at fair value; however, the cost basis of investments received from Leuthold Select Equities Fund was carried forward to align ongoing reporting of the Leuthold Select Industries Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of net assets immediately before the acquisition were as follows:

	Capital Stock	Accumulated net investment loss	Accumulated net realized loss on investments	Net Unrealized Appreciation	Net Assets

Leuthold Select Industries Fund	$48,758,704	$(195,240)	$(5,366,210)	$1,384,566	$44,581,820
Leuthold Select Equities Fund	19,346,377	(63,506)	(10,447,608)*	––	8,835,263
Total	$68,105,081	$(258,746)	$(15,813,818)	$1,384,566	$53,417,083

* Due to rules under section 381 and 382 of the internal revenue code, the combined fund will only be able to utilize $1,641,117 of these losses and the losses will be limited to $215,625 each year ($131,738 in the first short year) over the next eight years.  The combined fund may not utilize the remaining $8,806,491.

Assuming the acquisition of Leuthold Select Equities Fund had been completed on October 1, 2009, the combined funds’ pro forma results in the Statement of Operations during the period ended September 30, 2010 were as follows:

Net investment income (loss)	$82,178	*
Net realized and unrealized gain (loss) on investment	(3,852,836	)**
Net increase (decrease) in net assets resulting from operations	$(3,770,658)

* $110,459 as reported in the Leuthold Select Industries Fund Statement of Operations, plus $(28,281) Leuthold Select Equities Fund pre-merger.
** $(4,203,914) as reported in the Leuthold Select Industries Fund Statement of Operations, plus $351,078 Leuthold Select Equities Fund pre-merger.

Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Leuthold Select Equities Fund that have been included in the Leuthold Select Industries Fund’s Statement of Operations since February 19, 2010.

126  The Leuthold Funds - 2010 Annual Report

The Leuthold Funds

The following is a summary of significant accounting policies consistently followed by the Funds. a)   Investment Valuation – Securities listed on a national securities exchange are valued at the last sale price on the day the valuation is made, and securities that are traded on the NASDAQ Global Market, NASDAQ Global Select Market or the NASDAQ Capital Market are valued at the Nasdaq Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if available, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Debt securities are valued at bid prices provided by an independent pricing service that uses a matrix pricing method or other analytical pricing model. Physical metals are valued at prices provided by an independent pricing service. Other assets, including certain investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors and the Funds’ Fair Value Pricing Committee. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges is used.  Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined. The Funds may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange.  The Funds’ policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, then these securities may be valued at their value as determined in good faith by the Funds’ Board of Directors. Some of the factors which may be considered by the Board of Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. Each of the Funds may invest in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. Metals not traded on an exchange are valued at the mid-point between the closing bid and asked prices as obtained from a commonly used reputable pricing source.

The Funds have adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the following three levels:

The Leuthold Funds - 2010 Annual Report 127

The Leuthold Funds

Level 1 - Quoted prices in active markets for identical securities

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2010:

Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$776,706,593	$29,243,312	$––	$805,949,905
Preferred Stocks	6,718,545	––	––	6,718,545
Exchange Traded Funds	86,626,957	––	––	86,626,957
Mutual Funds	1,674,811	51,034,689	––	52,709,500
Exchange Traded Notes	8,229,354	––	––	8,229,354
Precious Metals	––	55,208,787	––	55,208,787
Foreign Government Bonds	––	48,247,570	––	48,247,570
Money Market Funds	42,941,112	––	––	42,941,112
Total Investments in Securities	$922,897,372	$183,734,358	$––	$1,106,631,730

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks - Short	$71,522,528	$––	$––	$71,522,528
Exchange Traded Funds - Short	3,124,812	––	––	3,124,812
Unites States Treasury Obligations - Short	––	28,306,185	––	28,306,185
Total Securities Sold Short	$74,647,340	$28,306,185	$––	$102,953,525

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the beginning of the beginning of the period in which tranfers occur.

128  The Leuthold Funds - 2010 Annual Report

The Leuthold Funds

Leuthold Asset Allocation Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$750,929,129	$14,268,178	$––	$765,197,307
Exchange Traded Funds	84,082,789	––	––	84,082,789
Mutual Funds	2,923,409	44,810,660	––	47,734,069
Exchange Traded Notes	7,608,122	––	––	7,608,122
Precious Metals	––	51,625,567	––	51,625,567
Foreign Government Bonds	––	44,911,846	––	44,911,846
Money Market Funds	37,297,432	––	––	37,297,432
Total Investments in Securities	$882,840,881	$155,616,251	$––	$1,038,457,132

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks - Short	$66,809,690	$––	$––	$66,809,690
Exchange Traded Funds - Short	2,934,675	––	––	2,934,675
Unites States Treasury Obligations - Short	––	26,190,075	––	26,190,075
Total Securities Sold Short	$69,744,365	$26,190,075	$––	$95,934,440

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the beginning of the period in which tranfers occur.

Leuthold Global Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$197,328,123	$––	$––	$197,328,123
Exchange Traded Funds	18,479,178	––	––	18,479,178
Mutual Funds	––	3,682,664	––	3,682,664
Precious Metals	––	11,151,970	––	11,151,970
United States Treasury Obligations	––	5,419,098	––	5,419,098
Foreign Government Bonds	––	7,190,935	––	7,190,935
Money Market Funds	39,566,046	––	––	39,566,046
Total Investments in Securities	$255,373,347	$27,444,667	$––	$282,818,014

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks - Short	$16,895,270	$––	$––	$16,895,270
Unites States Treasury Obligations - Short	––	4,853,741	––	4,853,741
Total Securities Sold Short	$16,895,270	$4,853,741	$––	$21,749,011

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the beginning of the period in which tranfers occur.

Leuthold Select Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$37,328,976	$836,795	$––	$38,165,771
Preferred Stocks	432,894	––	––	432,894
Money Market Funds	1,413,831	––	––	1,413,831
Total Investments in Securities	$39,175,701	$836,795	$––	$40,012,496

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the beginning of the period in which tranfers occur.

The Leuthold Funds - 2010 Annual Report 129

The Leuthold Funds

Leuthold Global Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$8,597,180	$––	$––	$8,597,180
Exchange Traded Funds	562,271	––	––	562,271
Money Market Funds	518,356	––	––	518,356
Total Investments in Securities	$9,677,807	$––	$––	$9,677,807

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the beginning of the period in which tranfers occur.

Leuthold Undervalued & Unloved Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$7,780,089	$––	$––	$7,780,089
Mutual Funds	39,068	––	––	39,068
Money Market Funds	172,462	––	––	172,462
Total Investments in Securities	$7,991,619	$––	$––	$7,991,619

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the beginning of the period in which tranfers occur.

Leuthold Global Clean Technology Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$26,570,997	$––	$––	$26,570,997
Preferred Stocks	283,465	––	––	283,465
Money Market Funds	1,538,912	––	––	1,538,912
Total Investments in Securities	$28,393,374	$––	$––	$28,393,374

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the beginning of the period in which tranfers occur.

Leuthold Hedged Equity Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$2,363,902	$42,930	$––	$2,406,832
Preferred Stocks	27,539	––	––	27,539
Money Market Funds	76,216	––	––	76,216
Total Investments in Securities	$2,467,657	$42,930	$––	$2,510,587

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks - Short	$2,074,389	$––	$––	$2,074,389
Exchange Traded Funds - Short	88,078	––	––	88,078
Total Securities Sold Short	$2,162,467	$––	$––	$2,162,467

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the beginning of the period in which tranfers occur.

130  The Leuthold Funds - 2010 Annual Report

The Leuthold Funds

Grizzly Short Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Money Market Funds	$11,326,967	$––	$––	$11,326,967
Total Investments in Securities	$11,326,967	$––	$––	$11,326,967

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks - Short	$185,419,181	$––	$––	$185,419,181
Exchange Traded Funds - Short	8,101,128	––	––	8,101,128
Total Securities Sold Short	$193,520,309	$––	$––	$193,520,309

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the beginning of the period in which tranfers occur.

For further information regarding security characteristics, see the Schedules of Investments.

b)
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes.  The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares. The tax character of distributions paid during the fiscal years ended September 30, 2010 and 2009 was as follows:

Year Ended September 30, 2010
	Leuthold Core Investment Fund	Leuthold Asset Allocation Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Leuthold Undervalued & Unloved Fund	Leuthold Global Clean Technology Fund	Leuthold Hedged Equity Fund	Grizzly Short Fund
Distributions paid from:
Ordinary Income	$––	$1,762,481	$624,628	$87,441	$––	$99,971	$––	$––	$––
Long Term Capital Gain	––	––	––	––	––	––	––	––	––
Return of Capital	5,026,003	5,857,936	––	––	––	––	––	––	––
Total Distributions Paid	$5,026,003	$7,620,417	$624,628	$87,441	$––	$99,971	$––	$––	$––

Year Ended September 30, 2009
	Leuthold Core Investment Fund	Leuthold Asset Allocation Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Leuthold Undervalued & Unloved Fund	Leuthold Global Clean Technology Fund	Leuthold Hedged Equity Fund	Grizzly Short Fund
Distributions paid from:
Ordinary Income	$11,193,346	$31,395,822	$2,052,453	$––	$––	$205,927	$––	$––	$3,324,828
Long Term Capital Gain	––	––	––	––	––	––	––	––	––
Return of Capital	561,116	––	––	––	––	––	––	––	3,189,306
Total Distributions Paid	$11,754,462	$31,395,822	$2,052,453	$––	$––	$205,927	––	$––	$6,514,134

The Leuthold Funds - 2010 Annual Report 131

The Leuthold Funds

At September 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold Core Investment Fund	Leuthold Asset Allocation Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Leuthold Undervalued & Unloved Fund	Leuthold Global Clean Technology Fund	Leuthold Hedged Equity Fund	Grizzly Short Fund

Undistributed ordinary
income	$––	$––	$8,947,969	$23,021	$110,977	$27,418	$––	$––	$––
Undistributed long-term
gains	––	––	6,905,174	––	––	––	––	––	––
Distributable earnings	––	––	15,853,143	23,021	110,977	27,418	––	––	––
Capital loss carryover and
post-October losses	(130,735,366)	(508,126,382)	(610,938)	(8,759,983)	(3,702)	(8,086,130)	(674,538)	(511,688)	(37,127,807)
Other accumulated losses	(16,160,448)	(15,108,387)	(2,175,710)	––	––	(23)	––	(87,087)	(10,037,806)
Unrealized appreciation
(depreciation)	163,654,569	189,853,241	26,140,975	1,728,700	1,141,704	1,133,455	(959,749)	97,301	––
Total accumulated
gain (loss)	$16,758,755	$(333,381,528)	$39,207,470	$(7,008,262)	$1,248,979	$(6,925,280)	$(1,634,287)	$(501,474)	$(47,165,613)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. Generally Accepted Accounting Principles (“GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.  These differences are primarily due to net operating losses, and differences from REIT adjustments and foreign currency gain and loss.

Additionally, U.S. Generally Accepted Accounting Principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2010, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital

Leuthold Core Investment Fund	$24,909,562	$1,404,890	$(26,314,452)
Leuthold Asset Allocation Fund	58,687,240	1,207,434	(59,894,674)
Leuthold Global Fund	(614,443)	616,508	(2,065)
Leuthold Select Industries Fund	(293)	(1,640,822)	1,641,115
Leuthold Global Industries Fund	(3,702)	3,702	––
Leuthold Undervalued & Unloved Fund	(2,222)	2,247	(25)
Leuthold Global Clean Technology Fund	252,285	2,597	(254,882)
Leuthold Hedged Equity Fund	101,187	(1,031)	(100,156)
Grizzly Short Fund	3,599,109	(86,942)	(3,512,167)

132  The Leuthold Funds - 2010 Annual Report

The Leuthold Funds

The Funds intend to utilize provisions of the federal income tax laws which allow the Funds to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 2010, the Funds had the following capital loss carry forwards available for federal income tax purposes:

	Leuthold	Leuthold		Leuthold		Leuthold	Leuthold	Leuthold	Leuthold
	Core	Asset	Leuthold	Select		Global	Undervalued	Global Clean	Hedged	Grizzly
	Investment	Allocation	Global	Industries		Industries	& Unloved	Technology	Equity	Short
	Fund	Fund	Fund	Fund		Fund	Fund	Fund	Fund	Fund
Expires 09/30/16	$––	$––	$––	$––		$––	$(256,643)	$––	$––	$––
Expires 09/30/17	(16,479,888)	(164,566,149)	––	(3,235,101	)*	––	(4,388,309)	––	––	––
Expires 09/30/18	(112,381,565)	(341,989,875)	––	(5,524,586)		––	(3,441,043)	(17,387)	(48,852)	(18,663,090)

*$(1,641,117) Capital loss carry forward transferred in from Select Equities merger.

The Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Global Industries Fund, Leuthold Undervalued & Unloved Fund, Leuthold Global Clean Technology Fund, Leuthold Hedged Equity Fund and Grizzly Short Fund intend to defer and treat $1,873,913, $1,570,358,  $610,938, $296, $3,702, $135, $657,151, $462,836 and $18,464,717, respectively, of post-October losses incurred during the fiscal year ended September 30, 2009 as arising in the fiscal year ended September 30, 2010.

As of September 30, 2010, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits and losses as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

c)
Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

d)
Use of Estimates – The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e)
Basis for Consolidation for the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund –The Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund may invest up to 25% of their total assets in their Subsidiary, Leuthold Core, Ltd., Leuthold Asset Allocation, Ltd., and Leuthold Global, Ltd. (the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly owned and controlled by the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund, respectively, and are therefore consolidated in the respective Funds’ financial statements herein.  All intercompany balances, revenues, and expenses have been eliminated in consolidation.  The Subsidiaries act as investment vehicles in order to enter into certain investments for the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

The Leuthold Funds - 2010 Annual Report 133

The Leuthold Funds

f)
Short Positions – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for their short positions, the Funds are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with Note 1a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Hedged Equity Fund, and Grizzly Short Fund’s receivable from broker for securities sold short is with two major security dealers.

g)
Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income or expense is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income or expense is recognized on an accrual basis. Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond.

h)
Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds, such as Directors fees and expenses, insurance expense, and legal fees are allocated between the nine Funds based on the relative net asset value of the individual Funds.

i)
Counterparty risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the credit worthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

j)
Subsequent Events – The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements. At a meeting of the Board of Directors of the Funds held on November 8, 2010, the Board voted to close the Leuthold Undervalued & Unloved Fund (the “Fund”) to new investments, effective November 8, 2010 (other than reinvestment of dividends and distributions), and adopted a plan to terminate and liquidate the Funds on or before December 20, 2010 (the “Liquidation Date”). Management determined there were no other events that impacted the Funds’ financial statements.

134  The Leuthold Funds - 2010 Annual Report

The Leuthold Funds

2.	INVESTMENT TRANSACTIONS

       Purchases and sales of investment securities, other than short-term investments and short sales, for the year ended September 30, 2010 are summarized below.

	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold	Leuthold
	Core	Asset	Leuthold	Select	Global	Undervalued	Global Clean	Hedged
	Investment	Allocation	Global	Industries	Industries	& Unloved	Technology	Equity
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Purchases	$1,186,495,181	$1,089,307,598	$341,601,070	$81,684,209	$14,119,199	$11,514,447	$34,166,839	$7,823,186
Sales	1,435,532,808	1,324,725,985	275,647,021	89,410,244	6,211,120	16,166,221	12,887,099	6,237,001

At September 30, 2010, gross unrealized appreciation and depreciation of investments and cost of investments (excluding short positions) for tax purposes were as follows:

The differences between book and tax basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales.

	Leuthold Core Investment Fund	Leuthold Asset Allocation Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Leuthold Undervalued & Unloved Fund	Leuthold Global Clean Technology Fund	Leuthold Hedged Equity Fund	Grizzly Short Fund
Tax Cost of Investments	$943,017,663	$848,641,526	$256,696,196	$38,283,834	$8,537,391	$6,858,170	$29,353,409	$2,413,286	$11,326,967
Gross Unrealized
Appreciation	$186,620,077	$207,271,852	$30,421,256	$2,899,620	$1,208,463	$1,196,692	$2,573,305	$267,834	$5,572,744
Gross Unrealized
Depreciation	(22,965,508)	(17,418,611)	(4,280,281)	(1,170,920)	(66,759)	(63,237)	(3,533,054)	(170,533)	(5,572,744)
Net unrealized appreciation
(depreciation)	$163,654,569	$189,853,241	$26,140,975	$1,728,700	$1,141,704	$1,133,455	$(959,749)	$97,301	$––

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into an Investment Advisory Agreement (“advisory agreement”) with Leuthold Weeden Capital Management (“Investment Adviser”). Pursuant to its advisory agreement with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily as applied to each Fund’s daily net assets and payable monthly, at annual rates of:

Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold	Leuthold
Core	Asset	Leuthold	Select	Global	Undervalued	Global Clean	Hedged	Grizzly
Investment	Allocation	Global	Industries	Industries	& Unloved	Technology	Equity	Short
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
0.90%	0.90%	1.25%	1.00%	1.00%	0.75%	1.00%	1.25%	1.25%

The Investment Adviser has agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, including organization expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on short positions, and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

The Leuthold Funds - 2010 Annual Report 135

The Leuthold Funds

Leuthold	Leuthold		Leuthold	Leuthold	Leuthold	Leuthold	Leuthold
Core	Asset	Leuthold	Select	Global	Undervalued	Global Clean	Hedged	Grizzly
Investment	Allocation	Global	Industries	Industries	& Unloved	Technology	Equity	Short
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
1.25%	1.50%	1.85%	1.60%	1.85%	1.50%	1.85%	2.20%	2.50%

Any waiver or reimbursement is subject to later adjustments to allow the Investment Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Amounts subject to future recoupment as of September 30, 2010 are as follows:

Leuthold Undervalued & Unloved Fund		Leuthold Hedged Equity Fund
Year of Expiration	Recoverable Amount	Year of Expiration	Recoverable Amount
9/30/2011	$11,856	9/30/2012	$26,633
9/30/2012	7,171	9/30/2013	37,088
9/30/2013	15,985

Leuthold Global Industries Fund
Year of Expiration	Recoverable Amount
9/30/2013	$ 50,678

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. For the period ended September 30, 2010, the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Global Industries Fund, Leuthold Undervalued & Unloved Fund, Leuthold Global Clean Technology Fund, Leuthold Hedged Equity Fund, and Grizzly Short Fund paid Weeden & Co., L.P., an affiliate of the Adviser, $1,257,789, $204,334, $98,435, $78,943, $2,835, $1,411, $19,289, $4,136, and $0, respectively, for brokerage commissions.

4.	DISTRIBUTION PLAN

Each of the Leuthold Asset Allocation Fund – Retail Class, Leuthold Global Fund – Retail Class, Leuthold Global Industries Fund – Retail Class, Leuthold Undervalued & Unloved Fund, Leuthold Global Clean Technology Fund – Retail Class, and Leuthold Hedged Equity Fund – Retail Class has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act, whereby Rafferty Capital Markets, LLC serves as distributor. This plan allows each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Each Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Funds’ shareholders, assists in the maintenance of the Funds’ shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Board of Directors.  To the extent such fee is not paid to such persons, each of the Funds may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

136  The Leuthold Funds - 2010 Annual Report

The Leuthold Funds

5.	INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

6.	ILLIQUID SECURITIES

Each Fund may invest up to 15% of net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay.  This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

7.	LENDING PORTFOLIO SECURITIES

The Funds may lend portfolio securities constituting up to 30% of total assets to unaffiliated broker dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned.  The Funds did not lend any portfolio securities during the reporting period, and will not enter into any securities lending arrangements in the future without the prior approval of the Board of Directors.

The Leuthold Funds - 2010 Annual Report 137

REPORT  OF  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING FIRM

To the Shareholders and Board of Directors Leuthold Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short (as applicable), of Leuthold Funds, Inc. (consisting of Leuthold Core Investment Fund (consolidated), Leuthold Asset Allocation Fund (consolidated), Leuthold Global Fund (consolidated), Leuthold Select Industries Fund, Leuthold Global Industries Fund, Leuthold Undervalued & Unloved Fund, Leuthold Global Clean Technology Fund, Leuthold Hedged Equity Fund, and  Grizzly Short Fund ) (the “Funds”) as of September 30, 2010, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’  internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned and securities sold short (as applicable) as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Leuthold Funds, Inc. at September 30, 2010, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 24, 2010

138  The Leuthold Funds - 2010 Annual Report

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (Unaudited)

The percentage of dividend income distributed for the year ended September 30, 2010, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Leuthold Asset Allocation Fund 97.79%, Leuthold Global Fund 66.13%, Leuthold Select Industries Fund 100.00%, and Leuthold Undervalued & Unloved Fund 100.00%.

The percentage of dividend income distributed for the year ended September 30, 2010, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Leuthold Asset Allocation Fund 83.07%, Leuthold Global Fund 38.70%, Leuthold Select Industries Fund 100.00%, and Leuthold Undervalued & Unloved Fund 100.00%.

The Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Leuthold Undervalued & Unloved Fund designated 31.06%, 7.97%, 0.05%, and 0.07%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended September 30, 2010.

For the year ended September 30, 2010, the Leuthold Global Industries Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source	Taxes
	Income Earned	Paid

Belgium	$116	$17
Brazil	751	113
Canada	1,016	152
Cayman Islands	140	––
France	2,870	718
Germany	27	4
Hong Kong	4,483	––
Israel	1,868	374
India	31	4
Japan	6,575	460
Malaysia	3,993	––
Mexico	237	––
Philippines	348	104
Singapore	3,159	––
South Africa	716	––
Sweden	140	21
Taiwan	9,464	1,893
Turkey	388	58
United Kingdom	1,423	––

	$37,745	$3,918

The Leuthold Funds - 2010 Annual Report 139

The Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Independent Directors
				# of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Year of Birth,	Held with	and Length of	Principal Occupation(s)	Overseen By	Held by
and Address	the Company	Time Served	During Past Five Years	Director	Director
Lawrence L. Horsch (1934)	Chairman	Indefinite Term,	Chairman, Eagle Management &	9	None
c/o Leuthold Weeden	and Director	Director since	Financial Corp., a management
Capital Management		1995	consulting firm
33 South Sixth Street
Suite 4600
Minneapolis, MN 55402

Paul M. Kelnberger (1943)	Director and	Indefinite Term,	Consultant to Johnson,	9	None
332 Minnesota Street	Chair of	Director since	West & Co., PLC
Suite E1100	Audit	1995
St. Paul, MN 55101	Committee

Addison L. Piper (1946)	Director	Indefinite Term,	Retired Chairman and Chief	9	Piper Jaffray
c/o Leuthold Weeden		Director since	Executive Officer of Piper Jaffray		Companies
Capital Management		2009	Companies, Served as Vice Chairman		and
33 South Sixth Street			of Piper Jaffray Companies from		Renaissance
Suite 4600			2003 to 2006.		Learning, Inc.
Minneapolis, MN 55402

Interested Directors (and Officers)

Steven C. Leuthold (1937)	Director	Indefinite Term,	Chief Investment Officer and	9	None
33 South Sixth Street		Director since 1995	managing member of Leuthold
Suite 4600			Weeden Capital Management
Minneapolis, MN 55402	President	One year term,	(the “Adviser”)
		President since 1993

John C. Mueller (1968)	Director	Indefinite Term,	Co-Chief Executive Officer	9	None
33 South Sixth Street		Director since	of The Leuthold Group since 2005.
Suite 4600		2009	Involved in Sales and Marketing for
Minneapolis, MN 55402			The Leuthold Group since 2001.

140  The Leuthold Funds - 2010 Annual Report

The Leuthold Funds

# of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Year of Birth,	Held with	and Length of	Principal Occupation	Overseen By	Held by
and Address	the Company	Time Served	During Past Five Years	Director	Director
Edward C. Favreau (1952)	Vice President	One Year Term,	Manager of Marketing and Sales	N/A	N/A
33 South Sixth Street		Vice President	of the Adviser since 1999. Prior
Suite 4600		since 1999	to joining the Adviser, he was Vice
Minneapolis, MN 55402			President and Sales Manager of
U.S. Bancorp Investments, Inc.

Roger A. Peters (1960)	Vice President	One Year Term,	Chief Compliance Officer of	N/A	N/A
33 South Sixth Street	and	Chief Compliance	the Adviser since 2005. Prior
Suite 4600	Chief Compliance	Officer since 2006	to joining the Adviser, he was
Minneapolis, MN 55402	Officer	and Vice President	Vice President, Commercial
		since 2007	Product Management of
U.S. Bank from 2003-2005.
	Assistant Secretary	One Year Term,
Assistant Secretary
since 2006

Holly J. Weiss (1968)	Secretary and	One Year Term,	Controller of the Adviser	N/A	N/A
33 South Sixth Street	Treasurer	Secretary and	since 2008. Prior to joining
Suite 4600		Treasurer	the Adviser, she was Controller
Minneapolis, MN 55402		since 2009	of Churchill Capital Mezzanine
Finance from 2001-2008.

Glenn R. Larson (1965)	Assistant Secretary	One Year Term,	Compliance Officer of the Adviser	N/A	N/A
33 South Sixth Street		Assistant Secretary	since 2005. Prior to joining the
Suite 4600		since 2006	Adviser, he was a Compliance
Minneapolis, MN 55402			Representative of U.S. Bancorp
Investment Services, Inc. from 2003
until 2005.

The Statement of Additional Information includes additional information about the Funds’ Directors and is available free of charge upon request by calling the Funds toll free at (800) 273-6886.

Information regarding the method the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 273-6886 or by accessing the Funds’ website at www.leutholdfunds.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling toll-free at (800) 273-6886 or on the SEC’s website at www.sec.gov.

The Leuthold Funds - 2010 Annual Report 141

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The Leuthold Funds

Investment Adviser:
    Leuthold Weeden Capital
     Management, Minnesota

Administrator, Transfer Agent,
Dividend Paying Agent,
Shareholder Servicing Agent:
U.S. Bancorp Fund Services, LLC,
Wisconsin

Custodian:
    U.S. Bank, N.A., Wisconsin

Counsel:
    Foley & Lardner, LLP, Wisconsin

Independent Registered
Public Accounting Firm:
    Ernst &Young LLP,  Minnesota

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-273-6886. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

This report is authorized for distribution  only when preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Paul Kelnberger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  No “other services” were provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2010	FYE 9/30/09
Audit Fees	$237,370	$232,250
Audit-Related Fees	$0	$0
Tax Fees	$25,000	$19,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2010	FYE 9/30/09
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2010	FYE 9/30/09
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to previous Form N-CSR filing, filed December 8, 2008.

     (2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Leuthold Funds, Inc.

By (Signature and Title)* /s/ Steven C. Leuthold
                                                   Steven C. Leuthold,  President

Date December 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* )* /s/ Steven C. Leuthold
                                                        Steven C. Leuthold,  President

Date December 1, 2010

By (Signature and Title)* /s/ Holly Weiss
                                                   Holly Weiss, Treasurer

Date December 1, 2010

* Print the name and title of each signing officer under his or her signature.